 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 18 , 201 9
1933 ACT REGISTRATION NO. 333-139334
1940 ACT REGISTRATION NO. 811-21988

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
POST-EFFECTIVE AMENDMENT NO. 14
AND
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
POST-EFFECTIVE AMENDMENT NO. 65
(CHECK APPROPRIATE BOX OR BOXES)
______________________
PRIAC VARIABLE CONTRACT ACCOUNT A
(Exact Name of Registrant)
______________________
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
(Name of Depositor)
______________________
280 TRUMBULL STREET
HARTFORD, CONNECTICUT 06103
(860) 534-2000
(Address and telephone number of Depositor’s principal executive offices)
______________________
KATHLEEN P. DECELIE
VICE PRESIDENT AND CORPORATE COUNSEL
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
213 WASHINGTON STREET
NEWARK , NJ 07102
(Name and address of agent for service)
______________________
It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 201 9 pursuant to paragraph (b) of Rule 485

☐	60 days after a filing pursuant to paragraph (a) of Rule 485

☐	on May 1, 201 9 pursuant to paragraph (a) of Rule 485
Title of Securities Being Registered:
Interests in Group and Individual Variable Annuity Contracts

PRUDENTIAL RETIREMENT SECURITY ANNUITY
PROSPECTUS: MAY 1, 201 9
This prospectus describes the Prudential Retirement Security Annuity, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC,” the “Company,” “we,” “our” or “us”) and the PRIAC Variable Contract Account A. Depending on the state you live in, the Annuity may be offered as an individual annuity contract or as an interest in a group annuity. When offered as an interest in a group annuity, “Contract” or “Annuity” also means any certificate providing rights and benefits to a person designated in the certificate. The Annuity or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments for both existing Contract Owners and new Contract Owners. Therefore, although certain distributions from tax-favored retirement plans may continue to be used to purchase this Annuity after June 2, 2014, no further or additional Purchase Payments may be made to this Annuity once the Annuity is in force regardless of the date it was originally purchased.
The Annuity is sold exclusively to fund Individual Retirement Accounts (“IRAs”), within the meaning of Section 408(a) of the Internal Revenue Code of 1986, as amended (the “Code”), that are for the benefit of Participants electing a direct rollover from certain retirement plans funded with a PRIAC group annuity that provides for the transfer to this contract of the Prudential IncomeFlex Select® guaranteed withdrawal benefit the Participant has under the Retirement Plan. We may require that the custodian of the IRA be our designated affiliate. When we accepted additional payments, eligible investors could contribute additional Purchase Payments, as well as contribute direct rollover amounts, to the Annuity. Such additional Purchase Payments were subject to our underwriting guidelines at the time and the Code. If you have more than one (1) Retirement Plan IncomeFlex Select Benefit, we may limit your ability to transfer and combine multiple Retirement Plan IncomeFlex Select Benefits.
If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage. Before purchasing this Annuity, you also should consider whether its features and benefits meet your needs and goals. In particular, you should consider the relative features, benefits and costs of this Annuity compared with those in your Retirement Plan or elsewhere before transferring assets from the plan to this Annuity. PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America.
PLEASE READ THIS PROSPECTUS
This prospectus describes important features of the Annuity and what you should consider before purchasing it. Please read this prospectus before purchasing the Annuity and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.
In compliance with United States law, PRIAC will deliver this prospectus to Contract Owners that currently reside outside the United States.
THE FUNDS
The Annuity offers a variety of Variable Investment Options, each a Sub-account of the PRIAC Variable Contract Account A, that invest in an underlying mutual fund portfolio. Currently, each Sub-account invests in one of the following portfolios of the Advanced Series Trust: AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio. The Sub-account that invests in the AST Academic Strategies Asset Allocation Portfolio is closed to new investments.
TO LEARN MORE ABOUT PRUDENTIAL RETIREMENT SECURITY ANNUITY
To learn more about the Prudential Retirement Security Annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 201 9 . The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. PRIAC may also file other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can also be obtained from the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file number 333-139334). You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a website (http://www.sec.gov) that contains the Prudential Retirement Security Annuity SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 10 of this prospectus. The prospectus and SAI describe only the Annuity and the Sub-accounts available under the Annuity, and do not purport to describe every investment option available to you under your IRA.
For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE ANNUITY IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

(i)

(ii)

STATEMENT OF ADDITIONAL INFORMATION	43
HOW TO CONTACT US	43
ACCUMULATION UNIT VALUES	45

(iii)

PART I – SUMMARY
PRUDENTIAL RETIREMENT SECURITY ANNUITY PROSPECTUS
This prospectus is for informational or educational purposes. It is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. In providing these materials, PRIAC is not acting as your fiduciary as defined by any applicable laws and regulations. Please consult with a qualified investment professional if you wish to obtain investment advice.
GLOSSARY
We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information.
Accumulation Phase: The period that begins with the Contract Date and ends on your Annuity Date, or earlier, if the Contract is terminated through a full withdrawal or payment of a Death Benefit.
Accumulation Unit and Accumulation Unit Value: We credit you with Accumulation Units for each Sub-account in which you invest. The value of these Accumulation Units (the “Accumulation Unit Value”) may change each Business Day to reflect the investment results of the Sub-accounts, as well as all insurance and administrative expenses. The number of Accumulation Units credited to you in any Sub-account is determined by dividing the amount of each Purchase Payment made by you to that Sub-account by the applicable Accumulation Unit Value for the Business Day on which the Purchase Payment is credited. We will reduce the number of Accumulation Units credited to you under any Sub-account by the number of Accumulation Units canceled as a result of any transfer or withdrawal by you from that Sub-account.
Adjusted Contract Value: When you begin receiving Annuity Payments, the value of your Contract minus any charge we impose for premium taxes.
Annual Guaranteed Withdrawal Amount: Under the terms of the Prudential IncomeFlex Select Benefit, an amount that you may withdraw each Withdrawal Period as long as the Participant lives (if the optional Prudential IncomeFlex Select Spousal Benefit is elected, then until the last to die of the Participant and spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Protected Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.
Annuity Date: The date you elect to begin Annuity Payments (annuitization).
Annuity Option: An option under the Contract that defines the frequency and duration of Annuity Payments. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”
Annuity Payment: Each payment made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the Prudential IncomeFlex Select Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The Prudential IncomeFlex Select Benefit” in Section 5, “What Is The Prudential IncomeFlex Select Benefit?”
Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.
Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.
Birthday: Each anniversary of the Participant’s date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of the Participant’s date of birth.
Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early.

Code: The Internal Revenue Code of 1986, as amended.

Contract Date: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Prudential Retirement Service Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary.
Contract Owner, Owner or You: The person entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate.
Contract Value: The total value of your Contract, equal to the sum of the values of your investment in each investment option you have chosen. Your Contract Value will go up or down based on the performance of the investment options you choose.
Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 4, “What Is The Death Benefit?”
Eligible Investment: The investment options offered under a Retirement Plan when used to receive the guarantees of the Retirement Plan Prudential IncomeFlex Select Benefit.
Excess Withdrawal: Any withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 5, “What Is The Prudential IncomeFlex Select Benefit?”
Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Withdrawal Percentage: The percentage of the Protected Income Base used to determine the Annual Guaranteed Withdrawal Amount. This percentage equals 5% if you attained age 65 at the time you lock in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elect the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage.
Highest Birthday Value: For purposes of determining the Protected Income Base, the initial Highest Birthday Value is the adjusted Retirement Plan Highest Birthday Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday until the earlier of the Lock-In Date or the Participant attains (or would have attained) age 70. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 5, “What Is The Prudential IncomeFlex Select Benefit?” Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Individual Retirement Account (“IRA”): Individual Retirement Account within the meaning of Section 408(a) of the Code. We may require that the custodian of the IRA funded by the annuity be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.
Lock-In Date: The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the Prudential IncomeFlex Select Spousal Benefit).
Participant: A Participant in a Retirement Plan who has a Retirement Plan Prudential IncomeFlex Select Benefit.
Protected Income Base: The Protected Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). We may refer to this amount as the “Income Base” in materials other than this prospectus.
Prudential IncomeFlex Select Benefit or IncomeFlex Select Benefit: A standard feature of the Annuity that guarantees your ability to withdraw a percentage of an initial notional value called the Protected Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.

Prudential IncomeFlex Select Spousal Benefit or Spousal Benefit: An optional version of the Prudential IncomeFlex Select Benefit that, if elected and certain conditions are satisfied, extends guaranteed withdrawals until the last to die of you and your spouse. An additional charge for this optional guarantee is deducted from the value of your investment options.

Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two (2) main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.
Purchase Payment: The amount of money you pay us to purchase the Contract. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Retirement Plan: An employment based Retirement Plan funded with a PRIAC group annuity that permits you to transfer to this Contract your Retirement Plan Prudential IncomeFlex Select Benefit.
Retirement Plan Annual Guaranteed Withdrawal Amount: Your Annual Guaranteed Withdrawal Amount as determined under the Retirement Plan Prudential IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Retirement Plan Guaranteed Withdrawal Percentage: The percentage of the Retirement Plan Protected Income Base used to determine the Retirement Plan Annual Guaranteed Withdrawal Amount. This percentage equals 5% if you attained age 65 at the time you locked in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elected the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage.
Retirement Plan Highest Birthday Value: The Highest Birthday Value as determined under the Retirement Plan Prudential IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Retirement Plan Lock-In Date: The guaranteed withdrawal lock-in date as determined under the Retirement Plan Prudential IncomeFlex Select Benefit.
Retirement Plan Protected Income Base: The Protected Income Base as determined under the Retirement Plan Prudential IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Retirement Plan Prudential IncomeFlex Select Benefit: The Prudential IncomeFlex Select guaranteed withdrawal benefit as offered through a Retirement Plan.
Retirement Plan Prudential IncomeFlex Select Spousal Benefit: The Prudential IncomeFlex Select Spousal Benefit as offered through a Retirement Plan.
Retirement Plan Roll-Up Value: The Roll-Up Value as determined under the Retirement Plan Prudential IncomeFlex Select Benefit. This could be adjusted as described later in this prospectus.
Roll-Up Value: For purposes of determining the Protected Income Base, the adjusted Retirement Plan Roll-Up Value on the date the rollover transaction is executed, growing 5% per year, plus subsequent Purchase Payments growing 5% per year, until the Participant attains (or would have attained) age 70. This value is adjusted for withdrawals. Please see Section 5, “What Is The Prudential IncomeFlex Select Benefit?” We may refer to this value as the “Guaranteed Income Growth Value” in materials other than this prospectus. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Separate Account: Purchase Payments allocated to the Variable Investment Options are held by us in a separate account called PRIAC Variable Contract Account A. The Separate Account is set apart from all of the general assets of PRIAC.
Status: For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to this Annuity, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract.
Step-Up Value: 5% of the Contract Value (4% of the Contract Value if your Guaranteed Withdrawal Percentage is 4%) as of the last Business Day immediately prior to each of the Participant’s Birthdays following the Lock-In Date.

Sub-account: A Variable Investment Option offered under PRIAC Variable Contract Account A, the assets of which are invested in shares of the corresponding portfolio.
Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that this Annuity generally will be held in a tax favored plan

(an IRA), which already provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of PRIAC that invests in a particular mutual fund is referred to in your Contract as a Sub-account.
Withdrawal Period: Each year beginning on the Participant’s Birthday and ending on the last day preceding the next Birthday. We may refer to this period as “Birthday Year” in materials other than this prospectus.

SUMMARY OF CONTRACT CHARGES AND EXPENSES
The purpose of this summary is to help you to understand the costs you will pay for the Prudential Retirement Security Annuity. The following tables describe the fees and expenses you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses you will pay when you buy the Contract, surrender the Contract, or transfer cash value between investment options.
For more detailed information, including additional information about current and maximum charges, see Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?” The current individual mutual fund prospectuses contain detailed expense information about the underlying mutual funds.

CONTRACT OWNER TRANSACTION EXPENSES
	Current	Maximum
Transfer Fee [1]
(Each transfer after 12 in a contract year)	$0	$30
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions [2]
(As a Percentage of Contract Value)	0% to 3.5%

1	Currently, we do not impose a transfer fee. As shown in the table, we may begin to charge a transfer fee up to a maximum of $30 for each transfer after 12 in a Contract year.

2	For additional information see Taxes Attributable to Premium in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?”

PERIODIC ACCOUNT EXPENSES
The table below describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.

	Current	Maximum
Annual Contract Fee [3]	$0	$150

Maximum Insurance And Administrative Expenses With The Indicated Benefit
(As a percentage of daily net assets of the Sub-accounts)
	Base IncomeFlex Select Benefit		With Optional IncomeFlex Select Spousal Benefit
	Maximum Charge	Current Charge	Maximum Charge	Current Charge
Insurance and Administrative Charge	1.60%	0.00%	1.60%	0.00%
Base IncomeFlex Select Benefit	1.45%	0.95%
Total Annual Charge with Base IncomeFlex Select Benefit [4]	3.05%	0.95%
Optional IncomeFlex Select Spousal Benefit [5]			2.05%	1.45%
Total Annual Charge with Optional IncomeFlex Select Spousal Benefit [6]			3.65%	1.45%

3	Currently, this fee is zero. As shown in the table, we can increase this fee in the future up to a maximum of $150, but we have no current intention to do so.

4
The total annual charge with the base IncomeFlex Select Benefit is the sum of the insurance and administrative charge plus the charge for the base IncomeFlex Select Benefit. Respecting this Contract, PRIAC has entered into an agreement with the underlying portfolios and/or the investment advisers to the underlying portfolios, to provide administrative and support services to the portfolios. Pursuant to the terms of this agreement, PRIAC receives a total fee of 0.07% annually of the average assets allocated to the portfolios under the Contract, as compensation for providing those services.

5
The total current charge for the optional Spousal Benefit is 1.45%, which reflects an additional 0.50% charge over the base IncomeFlex Select Benefit charge. As shown in the table, we can increase the charge for the optional Spousal Benefit to 2.05%, which would reflect an additional charge of 0.60% over the base IncomeFlex Select Benefit charge, but we have no current intention to do so. Any increase in this charge would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. We will give you written notice before increasing this charge.

6	The total annual charge with the optional Spousal Benefit is the sum of the insurance and administrative charge plus the charge for the optional Spousal Benefit.

The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees and other expenses) charged by the underlying mutual funds that you will pay during the time that you own the Contract. More detail on each underlying mutual fund’s fees and expenses is contained below and in that fund’s prospectus. Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity Contract, and may vary from year to year.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES
	Minimum	Maximum*
Total Annual Underlying Mutual Fund Operating Expenses	0.94%	1.43%

*
This maximum reflects the operating expense of the AST Academic Strategies Asset Allocation Portfolio. The Sub-account investing in this portfolio is closed to new investments. If this portfolio were not reflected, then the maximum stated would be 0.95%.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, in percentage points)
	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses
AST Academic Strategies Asset Allocation Portfolio	0.64%	0.02%	0.11%	0.04%	0.00%	0.62%	1.43%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.79%	0.95%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.79%	0.95%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.78%	0.94%

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses, without any reduction for fee waivers or expense reimbursements.
The examples assume that you invest $10,000 in the Contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.
Example 1: Base Single Life Prudential IncomeFlex Select Benefit
This example assumes that:

▪	You invest $10,000 in Prudential Retirement Security Annuity;

▪	You have the base Prudential IncomeFlex Select Benefit;

▪	With the exception of the Annual Contract Fee, the maximum Periodic Account Expenses are applied, rather than the current charges;

▪	You allocate all of your assets to the Variable Investment Option having the maximum total operating expenses;

▪	Your investment has a 5% return each year;

▪	No tax charge applies;

▪	The mutual fund’s total operating expenses remain the same each year; and

▪	No reduction for fee waivers or expense reimbursements.
Example 2: Optional Prudential IncomeFlex Select Spousal Benefit
This example assumes that:

▪	You invest $10,000 in Prudential Retirement Security Annuity;

▪	You choose the optional Prudential IncomeFlex Select Spousal Benefit;

▪	With the exception of the Annual Contract Fee, the maximum Periodic Account Expenses are applied, rather than the current charges;

▪	You allocate all of your assets to the Variable Investment Option having the maximum total operating expenses;

▪	Your investment has a 5% return each year;

▪	No tax charge applies;

▪	The mutual fund’s total operating expenses remain the same each year; and

▪	No reduction for fee waivers or expense reimbursements.
THE EXPENSES IN THESE EXAMPLES DO NOT VARY WHETHER YOU SURRENDER THE ANNUITY, DO NOT SURRENDER THE ANNUITY, OR ANNUITIZE AT THE END OF THE APPLICABLE STATED TIME PERIOD.
Your actual costs may be higher or lower, but below are examples of what your costs would be based on the assumptions noted above.
Please note that the minimum initial Purchase Payment for this Contract is $20,000.

EXPENSES WITH BASE SINGLE LIFE PRUDENTIAL INCOMEFLEX SELECT BENEFIT
EXAMPLE 1
1 yr	3 yrs	5 yrs	10 yrs
$449	$1,355	$2,269	$4,598

EXPENSES WITH OPTIONAL PRUDENTIAL INCOMEFLEX SELECT SPOUSAL BENEFIT
EXAMPLE 2
1 yr	3 yrs	5 yrs	10 yrs
$508	$1,522	$2,535	$5,060
THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. PREMIUM TAXES ARE NOT REFLECTED IN THESE EXAMPLES. DEPENDING ON THE STATE YOU LIVE IN, A CHARGE FOR PREMIUM TAXES MAY APPLY. YOUR ACTUAL FEES WILL VARY BASED ON THE AMOUNT OF YOUR CONTRACT AND YOUR SPECIFIC ALLOCATION(S). PLEASE SEE SECTION 6, “HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY?”

FINANCIAL STATEMENTS
The financial statements of PRIAC and the Separate Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, contact the Prudential Retirement Service Center by calling (877) 778-2100, or writing to Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.
Accumulation Unit Values have been included at the end of this prospectus.

8

SUMMARY FOR SECTIONS 1 – 10
For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus. This prospectus discloses all material features of the Prudential Retirement Security Annuity, including all state-specific variations of the Contract.
SECTION 1: What Is The Prudential Retirement Security Annuity?
The Prudential Retirement Security Annuity is a Contract between you, the Owner, and us, the insurance company. The Contract allows you to invest assets contributed to a custodial IRA in the Contract, which provides Variable Investment Options, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes.
The Variable Investment Options available under the Contract offer the opportunity for a favorable return that can increase your Contract Value. However, this is NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease in value.
You can invest your money in any or all of the available Variable Investment Options. With certain restrictions, you may also transfer assets among the Variable Investment Options.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
The Contract, like all deferred annuity contracts, has two (2) phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, any earnings grow on a tax-deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the Prudential IncomeFlex Select Benefit. The Annuity Phase starts when you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age and the payout option you select.
We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.
If permissible under applicable state law, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven (7) day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.
SECTION 2: What Investment Options Can I Choose?
You can invest your money in one or more of three Variable Investment Options. A brief description of each portfolio’s investment objective and key policies is set forth in Section 2.
Depending upon market conditions, you may earn or lose money in any of these options. Your Contract Value will fluctuate with the investment performance of the mutual fund portfolios underlying the Variable Investment Options you choose. Past performance is not a guarantee of future results.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
SECTION 3: What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)
During the Annuity Phase, commonly called “annuitization,” you may choose from several Annuity Options, including guaranteed payments for life. Once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.
Note that during the Accumulation Phase, the Prudential IncomeFlex Select Benefit (discussed in Section 5) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.

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SECTION 4: What Is The Death Benefit?
If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Contract Value. In addition, a surviving spouse may be eligible to continue this Contract and the Prudential IncomeFlex Select Spousal Benefit. See Section 5, “What Is The Prudential IncomeFlex Select Benefit?”
SECTION 5: What Is The Prudential IncomeFlex Select Benefit?
The Prudential IncomeFlex Select Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Protected Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting Prudential IncomeFlex Select Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit).
The Prudential IncomeFlex Select Benefit is a standard feature of the Annuity that applies to the Annuitant automatically. The Spousal Benefit is optional and may be elected for an additional charge. For additional information about the fees for the Prudential IncomeFlex Select Benefit, see “Summary Of Contract Charges and Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?”
SECTION 6: How Can I Purchase The Prudential Retirement Security Annuity?
The Contract is available only to investors transferring funds directly from a Retirement Plan in which they have a Prudential IncomeFlex Select Benefit to an IRA. You may purchase this Contract, unless we agree otherwise and subject to our rules, with a minimum initial Purchase Payment of $20,000.
You must get our prior approval for any initial Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval. Our Retirement Investment Counselors can help you fill out the proper forms. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. When we accepted them, additional Purchase Payments of $1 million or more were subject to our prior approval. They were also subject to the Code and allowed at any time during the Accumulation Phase of the Contract.
Effective June 2, 2014, we discontinued accepting additional Purchase Payments. However, when we accepted them we reserved the right to suspend them during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date.
This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.
Currently, we require that you be at least age 50 and not older than age 85 as of the Contract Date.
SECTION 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity?
The Contract has insurance features and investment features, and there are costs related to each.

▪	Annual Contract Fee: Each year we may impose an annual contract fee of up to $150.00. Currently, we do not impose this fee.

▪
Insurance and Administrative Charge: For insurance and administrative costs, we have the right to deduct a daily insurance and administration charge, based on the daily value of all assets allocated to the Variable Investment Options, of up to an annual rate of 1.60%. This charge is currently 0. 0 0%.

▪
Prudential IncomeFlex Select Benefit Charge: We impose an asset-based charge for the Prudential IncomeFlex Select Benefit. See Section 5, “What Is The Prudential IncomeFlex Select Benefit?” This charge compensates us for the costs and risks we assume in providing the benefit. We deduct this charge daily from the unit value of the Variable Investment Options. The daily cost is equivalent to an annual charge of:

▪	Up to 1.45% with the base Prudential IncomeFlex Select Benefit. This charge is currently 0.95%; or

▪	Up to 2.05% if you choose the optional Prudential IncomeFlex Select Spousal Benefit. This charge is currently 1.45%.

▪
Fund Expenses: You will bear the expenses associated with the underlying mutual funds that are deducted from the underlying funds’ assets. For certain funds, expenses may be reduced by expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.

For more information, including details about other possible charges under the Contract, see “Summary Of Contract Charges and Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?”
SECTION 8: How Can I Access My Money?
You generally may withdraw money at any time during the Accumulation Phase. You may, however, be subject to income tax. If you make a withdrawal prior to age 59 1/2, you also may be subject to an additional tax penalty.
This Contract provides an insurance benefit, called the Prudential IncomeFlex Select Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your Contract Value, provided certain conditions

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are met. You are not required to withdraw these guaranteed amounts. Withdrawing more than the allowable amounts will permanently reduce your guaranteed benefits as described in Part 5, "Withdrawals Under The Prudential IncomeFlex Target Benefit."
SECTION 9: What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?
This Contract is offered exclusively to fund certain IRAs.
Generally, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. Because this Contract is issued as a nonqualified annuity, the Contract must be issued to a custodial account established as an IRA.
Generally, all amounts withdrawn from IRAs (excluding qualified distributions from Roth IRAs) are taxable and subject to a 10% penalty if withdrawn prior to age 59 1/2. Currently, this Contract is not available to fund Roth IRAs.
The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. You should consult with your tax advisor for more specific information about the tax treatment of your plan withdrawals.
SECTION 10: Other Information
This Contract is issued by Prudential Retirement Insurance and Annuity Company, a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract is sold through registered representatives of an affiliated broker-dealer.

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PART II SECTIONS 1 – 10
PRUDENTIAL RETIREMENT SECURITY ANNUITY PROSPECTUS
1: WHAT IS THE PRUDENTIAL RETIREMENT SECURITY ANNUITY?
The Prudential Retirement Security Annuity is a contract between you, the Owner, and us, the insurance company. PRIAC is solely responsible for its obligations under Prudential Retirement Security Annuity, and there are no support agreements from third parties relating to the capitalization of PRIAC. Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 5, “What is the Prudential IncomeFlex Select Benefit?” for further details. These withdrawals are different than Annuity Payments.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Annuity contracts generally benefit from Tax Deferral when sold outside a tax favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is offered exclusively to fund certain IRAs, which generally provide Tax Deferral without investing in an annuity contract. In other words, you need not purchase this Contract to gain the preferential tax treatment provided by your IRA. Therefore, before purchasing this Annuity, you should consider whether its features and benefits beyond Tax Deferral, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your Retirement Plan or elsewhere.
The Prudential Retirement Security Annuity is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets among the available Variable Investment Options. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual funds’ portfolios fluctuate in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the values of your investment in each investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.
As the individual for whom the IRA, which owns the Contract, has been established, you have all of the decision-making rights under the Contract. You will also be the Annuitant. The Owner is the person who receives the Annuity Payments when the Annuity Phase begins. The Annuitant is also the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the Annuity Phase begins. On or after the Annuity Date, the Annuitant may not be changed.
The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional Prudential IncomeFlex Select Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 5, “What is the Prudential IncomeFlex Select Benefit?”
SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”
If you are not satisfied with your Contract, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract If state law requires, the free look period may be longer. Concurrent with the applicable free look period provided by state law, the Code provides a seven (7) day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
To exercise this cancellation right, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

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2: WHAT INVESTMENT OPTIONS CAN I CHOOSE?
The Contract gives you the choice of allocating your Purchase Payments to any of three (3) Variable Investment Options. The Variable Investment Options invest in selected portfolios of the Advanced Series Trust, which is a mutual fund. The Advanced Series Trust sells shares to both variable annuity and variable life insurance separate accounts of different insurance companies, which could create the kinds of conflicts that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the Advanced Series Trust portfolios available in your Contract also contain important information about each of the underlying mutual funds in which your Variable Investment Options invest. There are deductions from and expenses paid out of the assets of the portfolios that are described in the prospectuses for these portfolios.
The Variable Investment Options that you select, among those that are permitted, are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Variable Investment Options.
The Contract includes the AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio, of the Advanced Series Trust (“AST”), as Variable Investment Options. Those Variable Investment Options are included in other variable annuity contracts offering certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying AST portfolios that are available with your Contract. These asset flows could adversely impact the underlying AST portfolios, including their risk profile, expenses and performance. Because transfers to and from the Sub-accounts can be frequent and the amount transferred can vary from day to day, any of the underlying AST portfolios in the Contract could experience the following effects, among others:

(a)
a portfolio’s investment performance could be adversely affected by requiring a sub-adviser to purchase and sell securities at inopportune times or by otherwise limiting the sub-adviser’s ability to fully implement the portfolio’s investment strategy;

(b)
the sub-adviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the portfolio compared to other similar funds.

The efficient operation of the asset flows among AST portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one (1) portfolio to another portfolio, which in turn could adversely impact performance.
Before you allocate to any of the AST portfolios available under the Contract, you should consider the potential effects on the portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to this Contract.
When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectuses please call (877) 778-2100 or write us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
VARIABLE INVESTMENT OPTIONS
The following chart classifies each of the portfolios based on their investment style (as of the date of this prospectus). The chart also lists each portfolio’s investment objective and a short, summary description of their investment policies. There is no guarantee that any portfolio will meet its investment objective and you could lose money. The names of the advisers and sub-adviser(s) for each portfolio appear next to the description.
This Contract offers only portfolios co-managed by AST Investment Services, Inc. and PGIM Investments LLC, both of which are affiliated companies of PRIAC (“Affiliated Portfolios”). PRIAC and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Portfolios, which could be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we arguably have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with PRIAC. In general, we also have an incentive to offer portfolios managed by certain sub-advisers, either because the sub-adviser is a Prudential Company or because the sub-adviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those sub-adviser financial incentive factors in determining which portfolios to offer under

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the Contract. Allocations made to all Affiliated Portfolios benefit us financially. PRIAC has selected the portfolios for inclusion as investment options under this Contract in PRIAC’s role as the issuer of this Contract, and PRIAC does not provide investment advice or recommend any particular portfolio.
A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISERS/ SUB-ADVISERS
ASSET ALLOCATION	THE SUB-ACCOUNT INVESTING IN THIS PORTFOLIO IS CLOSED TO NEW INVESTMENTS. AST Academic Strategies Asset Allocation Portfolio: seeks long-term capital appreciation.
ADVISERS:

AST Investment Services, Inc.;
PGIM Investments LLC

SUB-ADVISERS:

AlphaSimplex Group, LLC;
AQR Capital Management, LLC;
CoreCommodity Management,  LLC;
First Quadrant, L.P.;
Jennison Associates LLC;
Morgan Stanley Investment
Management Inc.;
Pacific Investment Management
Company, LLC;
QMA LLC;
Western Asset Management Company, LLC/Western Asset Management Company Limited

ASSET ALLOCATION	AST Balanced Asset Allocation Portfolio: seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	ADVISERS: AST Investment Services, Inc.; PGIM Investments LLC SUB-ADVISER: QMA LLC
ASSET ALLOCATION	AST Capital Growth Asset Allocation Portfolio: seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	ADVISERS: AST Investment Services, Inc.; PGIM Investments LLC SUB-ADVISER: QMA LLC
ASSET ALLOCATION	AST Preservation Asset Allocation Portfolio: seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	ADVISERS: AST Investment Services, Inc.; PGIM Investments LLC SUB-ADVISER: QMA LLC
PAYMENTS MADE TO PRIAC
Respecting this Contract, PRIAC has entered into an agreement with the underlying portfolios and/or the investment advisers to the underlying portfolios, to provide administrative and support services to the portfolios. Pursuant to the terms of this agreement, PRIAC receives a total fee of up to 0.07% annually of the average assets allocated to the portfolios under the Contract, as compensation for providing those services. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as Sub-accounts. We and our affiliates may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio’s investment adviser. The existence of these payments tends to increase the overall cost of investing in the underlying portfolios. Through your indirect investment in the underlying portfolios, you indirectly bear the costs of these fees (see underlying funds’ prospectuses for more information). Furthermore, there is additional compensation on assets invested in Prudential’s proprietary underlying funds because our affiliates receive certain fees from

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the funds. Therefore, there may be more revenue with respect to proprietary funds than nonproprietary funds and allocations you make to the affiliated portfolios benefit us financially.
As noted previously in the Underlying Mutual Fund Portfolio Annual Expenses table, we also receive Rule 12b-1 fees from some underlying portfolios which compensate our affiliate, Prudential Investment Management Services LLC, for distribution and administrative services (including record keeping services and the mailing of prospectuses and reports to Contract Owners invested in the underlying portfolios). These fees are paid by the underlying portfolio out of each underlying portfolio’s assets and are therefore borne by Contract Owners.
In addition, the investment adviser, sub-adviser or distributor of the underlying portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.
In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
TRANSFERS AMONG OPTIONS
Subject to certain restrictions, you can transfer money among the Variable Investment Options. All transfers are subject to the terms and conditions set forth in this prospectus. A transfer of money among the Variable Investment Options is not considered an additional Purchase Payment. The minimum transfer amount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers.
In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the Prudential Retirement Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the Business Day on which it was received in Good Order by us, or by certain entities that we have specifically designated. Good Order includes receipt of all necessary information to ensure the transfer is permitted under and in compliance with the applicable retirement arrangement. Transfer requests that are not in Good Order will be valued on the Business Day that Good Order is determined. Transfer requests received after the close of the Business Day will take effect at the end of the next Business Day.
During the Contract Accumulation Phase, you can make up to twelve (12) transfers each Contract year, among the investment options, without charge. If you make more than twelve (12) transfers in one (1) Contract year, you may be charged up to $30 for each additional transfer. For purposes of the twelve (12) free transfers per year that we allow, we will treat multiple transfers that are submitted on the same Business Day as a single transfer. Currently, we waive this transfer charge. We have the right to begin imposing this charge for any future transfers.
REDEMPTION FEES AND ABUSIVE TRADING PRACTICES
The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by market timing/excessive trading, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right

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to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

▪	Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you.

▪
Restriction. A second incidence of activity meeting the market timing criteria within a six (6) month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, PRIAC will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is three (3) months, and may be extended incrementally ( three (3) months) if the behavior recurs during the six (6) month period immediately following the initial restriction.

▪
Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
SCHEDULED TRANSACTIONS
Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day.
VOTING RIGHTS
As stated above, all of the assets held in the Sub-accounts of the Separate Account are invested in shares of the corresponding funds. PRIAC is the legal owner of those shares. As such, PRIAC has the right to vote on any matter voted on at any shareholders meetings of the funds. However, as required by law, PRIAC votes the shares of the funds at any regular and special shareholders meetings the funds are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the person for whom the IRA was established.
The funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by PRIAC, are voted in the same proportion as shares in the respective portfolios for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors

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who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit PRIAC to vote shares of the funds in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolios will vote separately on the matter, as required by applicable securities laws.
The number of fund shares for which an investor may give instructions is determined by dividing the portion of the value of the Separate Account derived from participation in a Sub-account, by the value of one (1) share in the corresponding portfolio of the applicable fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
PRIAC may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one (1) or more of the funds’ portfolios, or to approve or disapprove an investment advisory contract for a fund. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.
SUBSTITUTION
We may substitute one (1) or more of the underlying mutual funds used by the Variable Investment Options. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to those of the applicable AST portfolio. You will be given specific notice in advance of any substitution we intend to make. We may also cease to allow investments in existing funds.
REPORTS TO YOU
We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Sub-accounts of the PRIAC Variable Contract Account A. We will also send annual and semi-annual reports for the applicable underlying funds.

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3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE? (ANNUITIZATION)
PAYMENT PROVISIONS
If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Options ends on the Annuity Date. Generally, once the Annuity Payments begin, the Annuity Option cannot be changed and you cannot make withdrawals or surrender the Contract.
IN ADDITION TO THE ANNUITY OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT, WHICH IS NOT AN ANNUITY OPTION. PLEASE SEE SECTION 5 OF THIS PROSPECTUS FOR ADDITIONAL INFORMATION ABOUT THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT.
Option 1: Annuity Payments For A Period Certain
Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if You choose, quarterly, semiannually, or annually, for the period certain. If the Annuitant dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.
Option 2: Life Income Annuity Option With 10 Years Period Certain
Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Annuitant dies before we have made 10 years’ worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.
Other Annuity Options
We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.
TAX CONSIDERATIONS
Your Contract will be held in a custodial account established as an IRA eligible for favorable tax treatment under the Code. Therefore, you should consider the required minimum distribution provisions of the Code when selecting your Annuity Option.
HOW WE DETERMINE ANNUITY PAYMENTS
Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). Certain assumptions are common to both period certain and life annuities. In each type, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.
Assumptions that we use for period certain and life annuities differ, as detailed in the following overview:
Period Certain Annuities
Generally speaking, in determining the amount of each Annuity Payment under a period certain annuity, we start with the Adjusted Contract Value and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.

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Life Annuities
More variables affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.
Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit.

▪	2% Interest

▪	8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)

▪	1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth
In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

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4: WHAT IS THE DEATH BENEFIT?
The Death Benefit feature delivers the Contract Value to the Beneficiary.
BENEFICIARY
The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you request, provided that we receive the request in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before the Owner dies. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation.
The optional Prudential IncomeFlex Select Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary of the Annuity and the IRA it funds, when you elect the benefit and when you die. See Section 5, “What is the Prudential IncomeFlex Select Benefit?” For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
CALCULATION OF THE DEATH BENEFIT
If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly. Due proof of death should be submitted to the Designated Record Keeper.
PAYOUT OPTIONS
The Code provides for alternative Death Benefit payment options when a contract is used as an IRA or other “qualified investment” that requires minimum distributions. Upon your death under an IRA or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. With respect to the Death Benefits paid under a contract issued to a non-ERISA 403(b) plan or an IRA, if we do not receive instructions on where to send the payment within five (5) years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE PRUDENTIAL INCOMEFLEX SELECT SPOUSAL BENEFIT. Also, if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. See Section 5, “What Is The Prudential IncomeFlex Select Benefit?”
Upon receipt of due proof of death in Good Order, we will pay the Beneficiary the Death Benefit.
The Beneficiary may, within sixty (60) days of providing due proof of death, choose to take the Death Benefit under one (1) of several Death Benefit payout options listed below:
Choice 1. Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within sixty (60) days, the Beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited IRA would also be included in this payout option.
Choice 2. The payment of the entire Death Benefit by December 31st of the calendar year that contains the 5th anniversary of the date of death of the Owner. This option is available if death occurs before the date required minimum distributions must begin under the Code.
Choice 3. Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31st of the year following the year of death of the Owner. If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, this choice is not a permitted payout option under the Code, you may only choose Choice 1 or Choice 2.
If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one (1) of the Beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has

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not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. The spouse may, within sixty (60) days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA Owner would have reached age 70 1/2 or can change title to the account to the spouse’s name.
The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
Any portion of the Death Benefit not applied under Choice 3 must be paid by the December 31st of the calendar year that contains the fifth anniversary of the date of the Owner’s death.
A Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?” If the Beneficiary fails to make any election within any time limit prescribed by or for the Retirement Plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.
For as long as the Beneficiary remains invested in the Contract, all applicable fees and charges will continue to be assessed, including the annual charge for the IncomeFlex Select Benefit.

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5: WHAT IS THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT?
The Prudential IncomeFlex Select Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of an initial notional value (called the “Protected Income Base”), regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). There are two (2) options – one (1) is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide the same annual withdrawal amount until the last to die of you and your spouse.
The base Prudential IncomeFlex Select Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals. Although you are not required to make withdrawals, you should consider that this product (including costs) is specifically designed for a person who has a need for guaranteed withdrawal or annuity benefits.
The Prudential IncomeFlex Select Spousal Benefit is optional. You may elect this benefit when you lock in your Annual Guaranteed Withdrawal Amount. There is an additional daily charge for this benefit, which applies only after the Lock-In Date. Once elected, the Spousal Benefit may not be revoked, and the additional daily charge will continue until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
The Prudential IncomeFlex Select Benefit is subject to certain restrictions described below.
TRANSFER OF RETIREMENT PLAN GUARANTEES
This Contract is sold exclusively to Participants who have a Prudential IncomeFlex Select Benefit in connection with a Retirement Plan. This Contract is designed to accept the transfer of certain Retirement Plan Prudential IncomeFlex Select Benefit values in connection with a direct rollover of assets to an IRA. In connection with the rollover transaction, each guarantee value described below will begin with a value equal to the corresponding Retirement Plan guarantee value, assuming a transfer of all Retirement Plan account assets invested in Eligible Investments. If less than 100% of assets invested in Eligible Investments are rolled over to the Contract, then the initial guarantee values described below will be reduced proportionately.
If you have more than one Retirement Plan IncomeFlex Select Benefit, we may limit your ability to transfer and combine multiple Retirement Plan IncomeFlex Select Benefits under this Annuity.
If you purchase this Contract prior to your Retirement Plan Lock-In Date, then your Retirement Plan Roll-Up and Highest Birthday Values will be used to determine your initial Roll-Up Value, Highest Birthday Value, and Protected Income Base under this Contract. You also can choose whether to elect the Prudential IncomeFlex Select Spousal Benefit at the time you lock in your Annual Guaranteed Withdrawal Amount under this Contract.
If you purchase this Contract on or after your Retirement Plan Lock-In Date, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. Your guaranteed withdrawals will be available immediately, and you will not establish a Roll-Up Value, Highest Birthday Value or Protected Income Base under this Contract. If you elected the Retirement Plan Prudential IncomeFlex Select Spousal Benefit, then you will automatically receive and be charged for the Prudential IncomeFlex Select Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date, then you may not add or remove the Spousal Benefit upon or after purchasing this Contract.
This section continues with a description of the basic elements of the Prudential IncomeFlex Select Benefit, including the Protected Income Base, Roll-Up Value, Highest Birthday Value and Annual Guaranteed Withdrawal Amount. Then this section describes and provides examples of how these elements apply in situations where you locked in your Prudential IncomeFlex Select Benefit in your Retirement Plan before purchasing this Contract. Next, this section explains how the elements apply when you lock in the benefit after purchasing this Contract. Finally, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the Prudential IncomeFlex Select Benefit.
PROTECTED INCOME BASE
The Protected Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; or (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). In no event shall the Protected Income Base exceed $5,000,000. We reserve the right to increase this maximum.

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ROLL-UP VALUE
The initial Roll-Up Value is determined by your Retirement Plan Roll-Up Value. If this Contract is purchased with 100% of the assets invested in Eligible Investments, then the initial Roll-Up Value equals the Retirement Plan Roll-Up Value on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets invested in the Eligible Investments, then the initial Roll-Up Value shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Roll-Up Value will be 60% of the Retirement Plan Roll-Up Value on the date the rollover transaction is executed. Your initial Roll-Up Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Roll-Up Value may be lower than your initial Contract Value.
Unless limited by state law, the Roll-Up Value will then equal the initial Roll-Up Value growing 5% per year, plus the amount of any subsequent Purchase Payments growing at 5% per year from the application of the Purchase Payment to your Contract, until the earlier of the date the Retirement Plan Participant (the “Participant”) attains (or would have attained) age 70 or the Lock-In Date. The Roll-Up Value is also increased by the amount of Purchase Payments made after the Participant attains (or would have attained) age 70 and before the Lock-In Date.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Withdrawals prior to the Lock-In Date reduce your Roll-Up Value proportionately. Each withdrawal reduces the Roll-Up Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).
Example –  Proportional Reduction of Roll-Up Value

■ Contract Value:	$100,000
■ Withdrawal:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%
■ Roll-Up Value:	$120,000
■ Roll-Up Value reduced by 10% , or	$12,000
■ Adjusted Roll-Up Value:	$108,000
HIGHEST BIRTHDAY VALUE
The initial Highest Birthday Value is determined by your Retirement Plan Highest Birthday Value. If this Contract is purchased with 100% of the assets invested in Eligible Investments, then the initial Highest Birthday Value equals the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets invested in the Eligible Investments, then the initial Highest Birthday Value shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Highest Birthday Value will be 60% of the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. Your initial Highest Birthday Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Highest Birthday Value may be lower than your initial Contract Value.
The Highest Birthday Value will then equal the greater of the initial Highest Birthday Value and the highest Contract Value attained on each of the Participant’s Birthdays, until the earlier of the date the Participant attains (or would have attained) age 70 or the Lock-In Date. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).

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Example – Proportional Reduction of Highest Birthday Value

■ Contract Value:	$100,000
■ Withdrawal amount:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%
■ Highest Birthday Value:	$120,000
■ Highest Birthday Value reduced by 10%, or	$12,000
■ Adjusted Highest Birthday Value:	$108,000
ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Withdrawal Period for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $250,000. We reserve the right to increase this maximum.
You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $800. Therefore, your Protected Income Base must equal $16,000 or more to lock in guaranteed withdrawals ($20,000 or more if your Guaranteed Withdrawal Percentage is 4%). Before purchasing the Contract, you should consider the description of Protected Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the Prudential IncomeFlex Select Benefit is subject to certain conditions, and thus is not guaranteed.
LOCK-IN DATE ELECTED IN RETIREMENT PLAN
If your Retirement Plan Lock-In Date was elected before purchasing this contract, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. If you purchase this Contract with 100% of the assets invested in Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount equals the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. If you purchase this Contract with less than 100% of the assets invested in the Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount will be 60% of the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. The Annual Guaranteed Withdrawal Amount available between the date the Contract is issued and the end of the current Withdrawal Period will be reduced by guaranteed withdrawals made in the Retirement Plan during the same Withdrawal Period. In other words, guaranteed withdrawals made in the plan during the Withdrawal Period you purchase the Contract will count toward your guaranteed withdrawals under the Contract (adjusted in the manner described above if this Contract is purchased with less than 100% of assets invested in Eligible Investments).
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. When we accepted additional Purchase Payments, you could have increased your Annual Guaranteed Withdrawal Amount by making additional Purchase Payments (subsequent to the initial Purchase Payment). The amount of the increase would have been equal to the Guaranteed Withdrawal Percentage established on your Lock-In Date applied to any additional Purchase Payments. We would have added the increase to your Annual Guaranteed Withdrawal Amount on the day you made the Purchase Payment, subject to the following:

▪
During the initial Withdrawal Period when the Contract is issued, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and the Participant’s next Birthday would have been prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the initial Withdrawal Period would have been reduced proportionately for the partial year remaining after the Purchase Payment was made. This adjustment in the initial Withdrawal Period would not have reduced the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.

▪
If the Purchase Payment was made after a withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount, (an “Excess Withdrawal”), then the increase would not have applied until the next Withdrawal Period. In other words, once an Excess Withdrawal occurred in a Withdrawal Period, all additional withdrawals in that Withdrawal Period would have been Excess Withdrawals, even if additional Purchase Payments were made. For information about Excess Withdrawals, see “Withdrawals Under The Prudential IncomeFlex Select Benefit” later in this section.

Your Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Step-Up – Increase of Annual Guaranteed Withdrawal Amount”).

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LOCK-IN DATE NOT ELECTED IN RETIREMENT PLAN
If your Retirement Plan Lock-In Date was not elected before purchasing this contract, then your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined when you choose to lock in your guaranteed withdrawals (the “Lock-In Date”). You must attain age 55 to elect a Lock-In Date. If you have attained age 65, then your initial Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base (4% of the Protected Income Base if you have not attained age 65), as of the Business Day prior to your Lock-In Date. The Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value as of the Business Day prior to the Lock-In Date. If your Lock-In Date is not on the Participant’s Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. When we accepted additional Purchase Payments, you could have increased your Annual Guaranteed Withdrawal Amount by making subsequent Purchase Payments after your Lock-In Date. The increase would have been equal to the Guaranteed Withdrawal Percentage established on your Lock-in Date applied to any additional Purchase Payments. We would have added the increase to your Annual Guaranteed Withdrawal Amount on the day you made the Purchase Payment, subject to the following:

▪
During the Withdrawal Period you locked in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and the Participant’s next Birthday would have been prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you locked in guaranteed withdrawals would have been reduced proportionately for the partial year remaining after the Purchase Payment was made. This adjustment in the initial Withdrawal Period would not have reduced the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.

▪
If the Purchase Payment was made after an Excess Withdrawal occurred in any Withdrawal Period, then the increase would not have applied until the next Withdrawal Period. In other words, once an Excess Withdrawal occurred in a Withdrawal Period, all additional withdrawals in that Withdrawal Period would have been Excess Withdrawals, even if additional Purchase Payments were made.

Your Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Step-Up – Increase of Annual Guaranteed Withdrawal Amount”). If you wish to elect the optional Prudential IncomeFlex Select Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent Purchase Payments (4% or 5%), will all be based on the age of the younger of you and your spouse.
Example –  Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 65+

Participant age:	66
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Guaranteed Annual Withdrawal Amount:	$5,000	(5% of Protected Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $50, to $5,050.
Example –  Calculation of Annual Guaranteed Withdrawal Amount – Participant Not Age 65

Participant age:	58
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Guaranteed Annual Withdrawal Amount:	$4,000	(4% of Protected Income Base)

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Future Purchase Payments: For each dollar of future Purchase Payments, Guaranteed Annual Withdrawal Amount increases $0.04 (or 4% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $40, to $4,040.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
PRUDENTIAL INCOMEFLEX SELECT SPOUSAL BENEFIT
With the optional Prudential IncomeFlex Select Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage and your spouse’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”
Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base if the younger spouse has attained age 65, or 4% of the Protected Income Base if the younger spouse is under age 65.

There is an additional charge for the Spousal Benefit. This additional charge begins on the Lock-In Date and continues until the last to die of you and your spouse.
The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of this Contract and the IRA it funds when you elect the benefit and when you die. Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable and once elected the additional charge will continue to apply until your Contract ends.
After your death, the IncomeFlex Select Spousal Benefit will continue to be paid until the death of your surviving spouse. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. Prior to that date, you (during your lifetime) and your surviving spouse (after your death) were able to make additional Purchase Payments subject to the Guaranteed Withdrawal Percentage on the Lock-In Date. Any additional Purchase Payments made by you or your surviving spouse would have increased the Annual Guaranteed Withdrawal Amount by the applicable Guaranteed Withdrawal Percentage applied to the additional Purchase Payment.
Example –  Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Not Age 65

Participant age:	66
Spouse age:	64
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up)
Guaranteed Annual Withdrawal Amount:	$4,000	(4% of Protected Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, Guaranteed Annual Withdrawal Amount increases $0.04 (or 4% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $40, to $4,040.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
PRUDENTIAL INCOMEFLEX SELECT SPOUSAL BENEFIT – PARTICIPANT DEATH PRIOR TO LOCK-IN DATE (SPOUSAL STEP-IN BENEFIT)
If a Participant purchases this Contract and dies before the Lock-In Date, then his or her surviving spouse may continue this Contract and the Prudential IncomeFlex Select Benefit to the extent permitted by the Code and subject to the conditions listed below.
If, prior to purchasing this Contract, a Participant died after signing up for the Retirement Plan Prudential IncomeFlex Select Benefit and before the Retirement Plan Lock-In Date, then his or her surviving spouse may have continued the Prudential IncomeFlex Select Benefit to the extent permitted by the Retirement Plan and the Code. The surviving spouse may roll over assets invested in Eligible Investments

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to this Contract to the same extent as the Participant, and will receive the same transfer of Prudential IncomeFlex guarantees that would have been available to the Participant, including the adjusted Highest Birthday and Roll-Up Values, subject to the conditions listed below.
Continuation of the Prudential IncomeFlex Select Benefit under this Contract is subject to the following conditions:

▪	The Participant’s Birthday will be used to determine:

▪	the Roll-Up and Highest Birthday Values under this Contract;

▪	the Withdrawal Period for Annual Guaranteed Withdrawal Amounts;

▪	the availability and amount of Step-Ups.

▪
At the Lock-In Date, the age of the surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.

▪
The charge for the base Prudential IncomeFlex Select Benefit will apply until the Lock-In Date. After the Lock-In Date, the additional charge for the Spousal Benefit will apply until the Contract ends.

▪	If the surviving spouse remarries, he or she may not extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.
WITHDRAWALS UNDER THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT
The Prudential IncomeFlex Select Benefit guarantees, provided certain conditions are met, your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Withdrawal Period for your lifetime (or the lifetimes of you and your spouse, if the Spousal Benefit is elected). With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date.
The Prudential IncomeFlex Select Benefit does not limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. However, you should carefully consider any withdrawal that negatively affects the Annual Guaranteed Withdrawal Amount given the costs associated with this Benefit.
If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Withdrawal Period, the unused portion will expire and will not carry-over to subsequent Withdrawal Periods. If your cumulative withdrawals in a Withdrawal Period are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Withdrawal Periods.
Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Annual Guaranteed Withdrawal Amount in subsequent years will be reduced proportionately (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required Minimum Distributions”). This means your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.
Examples –  Impact of Withdrawals on Annual Guaranteed Withdrawal Amount
The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

Withdrawal Period:	May 12, 2017 through May 11, 2018
Annual Guaranteed Withdrawal Amount:	$10,000
Contract Value on June 14, 2017 (date of first withdrawal)	$160,000
Contract Value on July 14, 2017 (date of second withdrawal)	$150,000
Example 1. Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 1 4 , 201 7 , then the following values would result:

▪	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000

▪	Annual Withdrawal Amount for future Withdrawal Periods remains $10,000

If an additional $1,000 is withdrawn on July 1 4 , 201 7 , then the following values would result:

▪	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $1,000 – $1,000 = $0

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000

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Example 2. An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 1 4 , 201 7 , then the following values would result:

▪	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $11,000 is withdrawn on July 1 4 , 201 7 , then the following values would result:

▪	Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000

▪	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0

▪	Contract Value immediately prior to Excess Withdrawal = $150,000 (July 1 4 Contract Value) – $1,000 (guaranteed portion of July 1 4 withdrawal) = $149,000

▪	Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($10,000 ÷ $149,000) × ($10,000) = $671.14

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $671.14 = $9,328.86

▪	Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000
EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS
You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each the “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each the “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the actuarial value of our guarantees under the Prudential IncomeFlex Select Benefit on the RMD Calculation Date.
If the required minimum distribution (“RMD”) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year, that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the sum of the Annual Guaranteed Withdrawal Amount and the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.
Example – Treatment of Withdrawals Related to Required Minimum Distributions

Withdrawal Period	May 12, 2017 through May 11, 2018
Contract Value on April 12, 2017	$160,000
Contract Value on May 12, 2017	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000 (for calendar year 2017)
RMD Value	$4,000 (for calendar year 2017)
Example 1. Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $14,000 is withdrawn on April 1 2 , 201 7 , then the following values would result:

▪	$10,000 applied against the Remaining Guaranteed Withdrawal Amount

▪	$4,000 applied against the RMD Value

▪	Contract Value = $160,000 – $14,000 = $146,000

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $10,000 is withdrawn on May 1 2 , 201 7 , then the following values would result:

▪	Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000

▪	Contract Value = $146,000 – $10,000 = $136,000
Example 2. An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $20,000 is withdrawn on April 1 2 , 201 7 , then the following values would result:

▪	$10,000 applied against the Remaining Guaranteed Withdrawal Amount

▪	$4,000 applied against the RMD Value

▪	$6,000 counts as an Excess Withdrawal

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▪	Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $410.96 = $9,589.04

▪	Contract Value = $160,000 – $20,000 = $140,000
STEP-UP –  INCREASE OF ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount may increase if, due to positive market performance, your Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount.
The Step-Up Value is determined annually and equals 5% of your Contract Value on the last Business Day immediately before the Participant’s Birthday (4% of Contract Value if you did not attain age 65 on your Lock-In Date, or, if you elected the Spousal Benefit, either you and your spouse did not attain age 65 on your Lock-In Date). If the Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount, then you are eligible to increase your Annual Guaranteed Withdrawal Amount to equal the Step-Up Value.
With each Step-Up, we increase the Annual Guaranteed Withdrawal Amount to be equal to the Step-Up Value. Any increase will be added to your Annual Guaranteed Withdrawal Amount on the day the Step-Up is effective.
The Step-Up will occur automatically unless the charge for the Prudential IncomeFlex Select Benefit has increased.
If we have increased the charges for the Prudential IncomeFlex Select Benefit, then you must choose whether or not to accept the Step-Up. If you do, then the current higher charges will apply to your entire Contract Value following a Step-Up.
If accepting the Step-Up will increase your Prudential IncomeFlex charges, then we will provide you with ninety (90) days notice that you are eligible for the Step-Up and that the Step-Up will increase your charges. Unless you notify us in writing by the end of the ninety (90)  day period that you reject the Step-Up, the Step-Up and resulting increase in charges will be considered accepted. Any such increase in Prudential IncomeFlex charges would be subject to the maximum charge limit set forth in the Summary of Contract Charges and Expenses. If you reject a Step-Up, your rejection will be effective for that year only. You will be eligible for future Step-Ups beginning with the last Business Day immediately before your next Birthday.
Example – Step-Up Calculation

Birthday	May 12
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 11, 2017	$100,000
Guaranteed Withdrawal Percentage	5%

▪	Step-Up Value = $100,000 × 5% = $5,000

▪	Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)

▪	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $5,000
BENEFITS UNDER THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT

▪
If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in monthly withdrawal payments, unless you request another payment frequency.

▪
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. Prior to that date, when the Contract Value equaled zero, we no longer accepted additional Purchase Payments under the Contract.

MULTIPLE RETIREMENT PLANS – TRANSFER OF GUARANTEED VALUES
If you participate in more than one (1) Retirement Plan and have more than one (1) Retirement Plan IncomeFlex Select Benefit, the guaranteed values associated with the multiple benefits may be rolled over and combined into a single Prudential IncomeFlex Select Benefit under this Annuity, as described below. If the Prudential IncomeFlex Select Benefits under your Retirement Plans have the same Statuses and elections, the guaranteed values under your Retirement Plans will be transferred and combined into a single contract under an IRA, as described in Example 1 below. For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to the Annuity, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract. If you locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan and elected the Retirement Plan Spousal Benefit, the spousal benefit under each Retirement Plan Spousal Benefit must cover the same spouse in order for the guaranteed values to transfer and combine under this Annuity.

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If your Statuses and elections are not the same between two (2) or more Retirement Plans, you may roll over the guaranteed values associated with one (1) Retirement Plan Prudential IncomeFlex Select Benefit. The Contract Value of the assets remaining in the other Retirement Plan(s) may remain in the Retirement Plan with the associated guaranteed values applicable to that plan.
You may roll over funds and establish only one (1) IRA funded by this Annuity. If you have two (2) or more Retirement Plan Prudential IncomeFlex Select Benefits, and your Statuses and election differ, you will not be able to combine those Contract Values under this Annuity.
The example below describes how guaranteed values associated with multiple Retirement Plan IncomeFlex Select Benefits may be transferred to this Annuity.
The Guaranteed Withdrawal Percentages used in the examples below are based upon your age or the age of the younger of you and your spouse, if you elect the Spousal Benefit as described in the chart below. Your Withdrawal Percentage at Lock-In will be based on the younger of you or your spouse if the Spousal Benefit is elected. Multiple benefits may be combined and transferred to this Annuity but may only be used to establish one (1) IRA funded by this Annuity.

Age at Lock-In (using age of younger spouse)	Withdrawal Percentage
55-64	4.00%
65+	5.00%
Example 1 – Transferring Multiple Retirement Plan Benefits
Rolling Over and Combining Retirement Plan IncomeFlex Select Benefits into one Contract

Participant Status & Elections	Retirement Plan I	Retirement Plan II	Values Under this Annuity
Lock-In Date Elected	Yes (age 65)	Yes (age 69)	Yes
Spousal Benefit Elected	Yes	Yes	Yes
Guaranteed Withdrawal %	5.00%	5.00%	5.00%
Contract Value	$25,000	$75,000	$100,000
Income Base	$30,000	$100,000	$130,000
Annual Guaranteed Withdrawal Amount	$1,500	$5,000	$6,500
This example presumes that the Participant locked-in with the Spousal Benefit in both Retirement Plans and elected the same person as the spousal Beneficiary under both. If the spouse identified as the spousal Beneficiary under both Retirement Plan Spousal Benefits had not been the same, the guarantees would not roll over and combine under this Annuity.
OTHER IMPORTANT CONSIDERATIONS

•
Withdrawals made while the Prudential IncomeFlex Select Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The Prudential IncomeFlex Select Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your Contract, you will receive the current Contract Value, not the Protected Income Base or Annual Guaranteed Withdrawal Amount.

▪
The Prudential IncomeFlex Select Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. The IncomeFlex Select Benefit may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.

▪
We impose a charge for the IncomeFlex Select Benefit, which you will begin paying as soon as you buy the Contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.

▪
You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under the IncomeFlex Select Benefit. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).

▪
Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).

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TERMINATION OF THE INCOMEFLEX SELECT BENEFIT AND WAITING PERIOD
You may terminate the Prudential IncomeFlex Select Benefit by surrendering your Contract. If you terminate the Prudential IncomeFlex Select Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.
The Prudential IncomeFlex Select Benefit terminates:

▪	upon your surrender of the Contract;

▪	upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);

▪	upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a Prudential IncomeFlex Select Spousal Benefit; or

▪	upon your election to begin receiving Annuity Payments.
We cease imposing the charge for the Prudential IncomeFlex Select Benefit upon the effective date of the benefit termination for the events described above.
While you may terminate the IncomeFlex Select Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the Prudential IncomeFlex Select Benefit by refusing new Purchase Payments, or we may increase related charges for new Purchase Payments and Step-Up transactions at any time in the future. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
Currently, if you terminate the Prudential IncomeFlex Select Benefit, you will only be permitted to re-elect the benefit in another of our contracts after ninety (90) calendar days from the date the benefit was last terminated.

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6: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY?
PURCHASE PAYMENTS
The initial Purchase Payment is the amount of money you give us to purchase the Contract. Unless we agree otherwise and subject to our rules, the minimum initial Purchase Payment is $20,000. You must get our prior approval for any initial Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval. To the extent permitted by law, we reserve the right to cease accepting new Purchase Payments under the Contract at any time. Any decision on our part to cease accepting new Purchase Payments will be done on a non-discriminatory basis. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. When we accepted them, you were able to make additional Purchase Payments, with some restrictions, of no less than $50 at any time during the Accumulation Phase.
Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity. In order for it to be used to fund an IRA, the Contract must be issued to a custodial account established as an IRA.
Effective June 2, 2014, we discontinued accepting additional Purchase Payments. However, when we accepted them we reserved the right to suspend them during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date.
AGE RESTRICTIONS
Absent our prior approval, the following age restrictions apply to purchases of the Contract. As of the Contract Date, you must be (1) age 50 or older, and (2) age 85 or younger.
ALLOCATION OF PURCHASE PAYMENTS
When you purchase a Contract, we will allocate your Purchase Payment among the variable options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments. When we allowed them, we allocated an additional Purchase Payment in the same way as your most recent Purchase Payment unless you told us otherwise.
We will allocate your initial Purchase Payment to the Separate Account within two (2) Business Days after we receive the Purchase Payment in Good Order at the Prudential Retirement Service Center. If it is not received in Good Order, we may either return the Purchase Payment immediately, or retain it, generally for no more than two (2) Business Days, but not to exceed five (5) Business Days, while we try to reach you to obtain the necessary information. If we are unable to do so successfully, we will return the Purchase Payment to you within five (5) Business Days. Once we obtain the required information, we will invest the Purchase Payment and issue the Contract within two (2) Business Days. With respect to your initial Purchase Payment that is pending investment in the Separate Account, we may hold the amount temporarily in a suspense account, and may earn interest on such amount. You will not be credited with interest during that period.
At our discretion, we may give initial Purchase Payments (as well as transfers) received in Good Order by certain broker-dealers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Prudential Retirement Service Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker-dealer.
CALCULATING CONTRACT VALUE
The value of your Contract will go up or down depending on the investment performance of the Variable Investment Options. To determine the value of your Contract, we use a unit of measure called an Accumulation Unit. An Accumulation Unit works like a share of a mutual fund.
Every day we determine the value of an Accumulation Unit for the Variable Investment Options. We do this by:

1)	Adding up the total amount of money allocated to a specific investment option;

2)	Subtracting from that amount, insurance charges and any other applicable charges such as for taxes; and

3)	Dividing this amount by the number of outstanding Accumulation Units.
When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that

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investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then credit your Contract.

When you make a withdrawal to a Variable Investment Option, we debit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units debited to your Contract is determined by dividing the amount of the withdrawal allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then debit your Contract. The value of the Accumulation Units can increase, decrease, or remain the same from day to day.
Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.

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7: WHAT ARE THE EXPENSES ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY?
There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
CHARGES IN GENERAL
This section describes the types of charges you may pay while you own this Contract, including the current and maximum allowable charges under the Contract. The current charges may vary by plan, and can be changed. Although a particular current charge can increase or decrease, it can never exceed the maximum charge amount. Additionally, the Company is not prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.
INSURANCE AND ADMINISTRATIVE CHARGES
We have the right to deduct insurance and administration charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.
The current insurance and administrative charge equals, on an annual basis , 0. 0 0% of the daily value of the Contract. We have the right to increase this charge up to 1.60%, but we have no current intention to do so. We will give you written notice before increasing this charge.
PRUDENTIAL INCOMEFLEX SELECT BENEFIT CHARGES
In addition to the current insurance and administrative charge, we make a daily deduction for the charges associated with the Prudential IncomeFlex Select Benefit. The charge for the optional Prudential IncomeFlex Select Spousal Benefit is in addition to the charge for the base Prudential IncomeFlex Select Benefit. We impose a current annual charge of 0.95% for the base Prudential IncomeFlex Select Benefit, which we have the right to increase up to 1.45%, but we have no current intention to do so. If you elect the optional Prudential IncomeFlex Select Spousal Benefit, then we impose an additional current annual charge of 0.50%, resulting in the current total annual charge of 1.95%. We have the right to increase the optional Prudential IncomeFlex Select Spousal Benefit charge up to 0.60%, but we have no current intention to do so. We will give you written notice before increasing these charges. Any increase in these IncomeFlex charges would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Please see “Step-Up-Increase Of Annual Guaranteed Withdrawal Amount” in Section 5, “What Is The Prudential IncomeFlex Select Benefit?”
If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contracts.
ANNUAL CONTRACT FEE
We may impose a fee of up to $150 per year for administrative expenses. The current annual contract fee is zero. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. If we impose this fee, it will generally be assessed quarterly on the last Business Day of the quarter. Also, we may establish and modify the level of Contract Value at which we waive this fee. The fee will be deducted proportionately from each of the Contract’s Variable Investment Options.

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TAXES ATTRIBUTABLE TO PREMIUM
There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.
TRANSFER FEE
You can make up to twelve (12) free transfers every Contract year. We measure a Contract year from the date we issue your Contract (Contract Date). If you make more than twelve (12) transfers in a Contract year, we may deduct a transfer fee of up to a maximum of $30 per transfer. Currently, we waive this fee. If we begin to impose this fee, we will deduct the transfer fee pro-rata from the investment options from which the transfer is made.
COMPANY TAXES
We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion that we will incur a tax as a result of the operation of the Sub-accounts.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
UNDERLYING MUTUAL FUND FEES
When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section.
For certain funds, expenses may be reduced pursuant to expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.
For additional information about these fund fees, please consult the prospectuses for the funds.

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8: HOW CAN I ACCESS MY MONEY?
You can access your money by:

▪	Making a withdrawal (either partial or complete); or

▪	Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”
WITHDRAWALS DURING THE ACCUMULATION PHASE
When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the Prudential Retirement Service Center.
Unless you specify otherwise, in writing, any partial withdrawal will be made proportionately from all of the Variable Investment Options you have selected. The minimum amount that may be withdrawn is $250 or, if less the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.
Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9.
AUTOMATED WITHDRAWALS
We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will price your withdrawals received in Good Order at the end of the Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.
Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9.
SUSPENSION OF PAYMENTS OR TRANSFERS
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

▪	The New York Stock Exchange is closed (other than customary weekend and holiday closings);

▪	Trading on the New York Stock Exchange is restricted;

▪	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the Accumulation Units; or

▪	The SEC, by order, permits suspension or postponement of payments for the protection of Owners.

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9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY?
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans.
This Contract will be purchased by a custodial IRA, which can hold other permissible assets other than the Annuity. This Contract is currently not available for Roth IRA or other tax favored plans. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian.
CONTRACTS HELD BY TAX FAVORED PLANS
The following discussion covers annuity contracts held under tax favored Retirement Plans.
Currently, the Contract will be purchased for use in connection with IRAs, which are subject to Section 408(a) of the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.
You should be aware that tax favored plans such as IRAs generally provide Tax Deferral regardless whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional Tax Deferral benefits.
IRAs. When you purchase this Contract for use in an IRA, we will provide you with a copy of the prospectus and Contract. If the IRA is being established at the same time you purchase the Contract, an “IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” for seven (7) days following receipt of the IRA Disclosure Statement to cancel the IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or ‘Free Look’” in Section 1, “What Is The Prudential Retirement Security Annuity?” Please note this does not apply if you are not establishing an IRA at the same time you purchase the Contract.
Contribution Limits/Rollovers. Because of the way the Contract is designed, you may only purchase a Contract for an IRA in connection with a “rollover” of amounts from a qualified Retirement Plan (see cover page of prospectus). You must make a minimum initial payment of $20,000 to purchase a Contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 201 9 , the limit is $ 6,000 . The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. Under this Contract, no additional contributions are permitted.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored Retirement Plans (either directly or within sixty (60) days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan. Beginning in 2007, non-spouse beneficiaries can also roll over distributions from a tax favored Retirement Plan into an inherited IRA. Currently this Contract is not available to fund inherited IRAs. Beginning January 1, 2015, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior twelve (12) months. For rollovers prior to 2015, an individual was able to make an IRA to IRA rollover in a twelve (12) month period for each IRA owned by the individual. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this twelve (12) month rule.
Late Rollover Self-Certification. Y ou may be able to apply a rollover contribution to your IRA or qualified retirement plan after the sixty (60) day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the sixty (60) day deadline.

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Distributions. Usually, the full amount of any distribution from an IRA (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% “early distribution penalty”;

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a minimum distribution.
Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs, which is the responsibility of the Owner.
REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION
When you hold the Contract under an IRA (or other tax favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1st of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment from the IRA must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.
To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of the Prudential IncomeFlex Select Benefit.
You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. Similarly, if the IRA that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.
REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
Upon your death under an IRA, the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse. Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract.
If you die after a designated Beneficiary has been named, the Death Benefit must be distributed by December 31st of the year including the five (5) year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the Death Benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Contract is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner.
If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the Death Benefit must be paid out by December 31st of the year including the five (5) year anniversary of the date of death. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into

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separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
PENALTY FOR EARLY WITHDRAWALS
You may owe a 10% tax penalty on the taxable part of distributions received from an IRA before you attain age 59 1/2.
Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59 1/2 or die;

▪	the amount received is attributable to your becoming disabled; or

▪
the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.
WITHHOLDING
Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪
For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default.

▪	For all other distributions, we will withhold at a 10% rate.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.
If you are a U.S. person (which includes a resident alien) and you request a payment to be made to a non-U.S. address, we are required to withhold income tax.
ERISA DISCLOSURE/REQUIREMENTS
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?” Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL CONSIDERATIONS

Reporting and Withholding for Escheated Amounts

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In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state's unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report for the applicable Owner or Beneficiary as required by law when amounts are transferred to a state's unclaimed property fund.

Same Sex Marriages, Civil Unions and Domestic Partnerships
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor , the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same sex couples have a constitutional right to marry, thus requiring all states to allow same sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.

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10: OTHER INFORMATION
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (PRIAC)
PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. PRIAC’s principal business address is 280 Trumbull Street, Hartford, CT 06103. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”).
The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial nor Prudential Insurance, nor any other related company, has any legal responsibility to pay amounts that PRIAC may owe under the Contract.
THE SEPARATE ACCOUNT
We have established a Separate Account, the PRIAC Variable Contract Account A (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Connecticut Insurance Law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.
The assets of the Separate Account are held in the name of PRIAC and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of PRIAC. PRIAC segregates the Separate Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business PRIAC conducts. However, all obligations under the Contract are PRIAC’s general corporate obligations. More detailed information about PRIAC, including its audited financial statements, is provided in the Statement of Additional Information.
SALE AND DISTRIBUTION OF THE CONTRACT
Prudential Investment Management Services LLC (“PIMS”), a wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.
PIMS’s principal business address is 655 Broad Street, 19th Floor, Newark, New Jersey 07102. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA).
The Contract is offered on a continuous basis. PIMS may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the contract directly to potential purchasers.
Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.
We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.
In addition, in an effort to promote the sale of our products (which may include the placement of PRIAC, affiliates of PRIAC and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the Statement of Additional Information which is available upon request.

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To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
PRIAC is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to PRIAC and proceedings generally applicable to business practices in the industry in which we operate. PRIAC is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. PRIAC is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, PRIAC, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of PRIAC’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
PRIAC establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 201 8 , the aggregate range of reasonably possible losses in excess of accruals established is not material. PRIAC reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
PRIAC’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that PRIAC’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of PRIAC’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on PRIAC’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PIMS to perform its contract with the Separate Account; or PRIAC’s ability to meet its obligations under the Contract.
ASSIGNMENT
This Contract must be used to fund an IRA, and therefore you generally may not assign the Contract during your lifetime.
MISSTATEMENT OF AGE – ANNUITY PAYMENTS
If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.
MISSTATEMENTS AND CORRECTIONS AFFECTING THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT
If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the Prudential IncomeFlex Select Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any

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fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.
SERVICE PROVIDERS
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the separate account, with respect to this Contract, consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717; Donnelley Financial Services (printing semi-annual and annual reports, supplements and prospectuses) located at 1902 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 55 Water Street, 11th Floor, New York, NY 10041; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 10th Floor 2 Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines; Markit On Demand, Inc. (calculation of performance and creation of factsheets) located at 5775 Flatiron Parkway, Boulder, CO 80301; State Street Bank – Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; Tata Consultancy Services Ltd. (administrative processing) located at Block B-3, Nirlon Knowledge Park, Off Western Express Highway Goregaon East, Mumbai Maharashtra, India 400063.
ADDITIONAL INFORMATION
PRIAC has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

The Statement of Additional Information is available from PRIAC without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
STATEMENT OF ADDITIONAL INFORMATION
Contents:

▪	Company

▪	Experts

▪	Services

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Determination of Accumulation Unit Values

▪	Cyber Security Risks

▪	Federal Tax Status

▪	Financial Statements

HOW TO CONTACT US
You can contact the Prudential Retirement Service Center by:

▪
calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

▪
writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

▪	accessing information via our internet website at www.prudential.com.
You can obtain account information by calling our automated response system and at www.prudential.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.

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Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claim, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. PRIAC does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. PRIAC reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

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Prudential Retirement Security Annuity
ACCUMULATION UNIT VALUES: Fee Rate of 1.45%

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period	At End of Period	Outstanding at End of Period
	(Rounded)	(Rounded)	(000 Omitted)
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$6.98	$8.55	0
01/01/2010 to 12/31/2010	$8.55	$9.44	24
01/01/2011 to 12/31/2011	$9.44	$9.06	24
01/01/2012 to 12/31/2012	$9.06	$10.05	24
01/01/2013 to 12/31/2013	$10.05	$10.89	24
01/01/2014 to 12/31/2014	$10.89	$11.14	24
01/01/2015 to 12/31/2015	$11.14	$10.63	24
01/01/2016 to 12/31/2016	$10.63	$11.14	24
01/01/2017 to 12/31/2017	$11.14	$12.36	24
01/01/2018 to 12/31/2018	$12.36	$11.19	24
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.31	$8.89	0
01/01/2010 to 12/31/2010	$8.89	$9.84	33
01/01/2011 to 12/31/2011	$9.84	$9.58	56
01/01/2012 to 12/31/2012	$9.58	$10.62	271
01/01/2013 to 12/31/2013	$10.62	$12.31	267
01/01/2014 to 12/31/2014	$12.31	$12.92	332
01/01/2015 to 12/31/2015	$12.92	$12.80	326
01/01/2016 to 12/31/2016	$12.80	$13.41	321
01/01/2017 to 12/31/2017	$13.41	$15.19	191
01/01/2018 to 12/31/2018	$15.19	$14.23	200
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$6.66	$8.22	0
01/01/2010 to 12/31/2010	$8.22	$9.19	0
01/01/2011 to 12/31/2011	$9.19	$8.84	22
01/01/2012 to 12/31/2012	$8.84	$9.90	49
01/01/2013 to 12/31/2013	$9.90	$11.98	128
01/01/2014 to 12/31/2014	$11.98	$12.63	253
01/01/2015 to 12/31/2015	$12.63	$12.51	236
01/01/2016 to 12/31/2016	$12.51	$13.18	248
01/01/2017 to 12/31/2017	$13.18	$15.31	191
01/01/2018 to 12/31/2018	$15.31	$14.15	213
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.29	$9.81	13
01/01/2010 to 12/31/2010	$9.81	$10.69	13
01/01/2011 to 12/31/2011	$10.69	$10.64	42
01/01/2012 to 12/31/2012	$10.64	$11.57	95
01/01/2013 to 12/31/2013	$11.57	$12.46	103
01/01/2014 to 12/31/2014	$12.46	$12.99	114
01/01/2015 to 12/31/2015	$12.99	$12.82	102
01/01/2016 to 12/31/2016	$12.82	$13.33	113
01/01/2017 to 12/31/2017	$13.33	$14.47	88
01/01/2018 to 12/31/2018	$14.47	$13.86	132

45

Prudential Retirement Security Annuity
ACCUMULATION UNIT VALUES: Fee Rate of 1.95%

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
	At Beginning of Period	At End of Period	Outstanding at End of Period
	(Rounded)	(Rounded)	(000 Omitted)
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$6.92	$8.44	0
01/01/2010 to 12/31/2010	$8.44	$9.27	0
01/01/2011 to 12/31/2011	$9.27	$8.85	0
01/01/2012 to 12/31/2012	$8.85	$9.77	0
01/01/2013 to 12/31/2013	$9.77	$10.53	0
01/01/2014 to 12/31/2014	$10.53	$10.72	0
01/01/2015 to 12/31/2015	$10.72	$10.18	0
01/01/2016 to 12/31/2016	$10.18	$10.61	0
01/01/2017 to 12/31/2017	$10.61	$11.72	0
01/01/2018 to 12/31/2018	$11.72	$10.56	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.25	$8.77	0
01/01/2010 to 12/31/2010	$8.77	$9.66	0
01/01/2011 to 12/31/2011	$9.66	$9.36	0
01/01/2012 to 12/31/2012	$9.36	$10.32	0
01/01/2013 to 12/31/2013	$10.32	$11.91	0
01/01/2014 to 12/31/2014	$11.91	$12.44	0
01/01/2015 to 12/31/2015	$12.44	$12.25	0
01/01/2016 to 12/31/2016	$12.25	$12.78	72
01/01/2017 to 12/31/2017	$12.78	$14.40	95
01/01/2018 to 12/31/2018	$14.40	$13.42	58
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$6.60	$8.11	0
01/01/2010 to 12/31/2010	$8.11	$9.02	0
01/01/2011 to 12/31/2011	$9.02	$8.63	0
01/01/2012 to 12/31/2012	$8.63	$9.63	0
01/01/2013 to 12/31/2013	$9.63	$11.58	0
01/01/2014 to 12/31/2014	$11.58	$12.15	0
01/01/2015 to 12/31/2015	$12.15	$11.98	0
01/01/2016 to 12/31/2016	$11.98	$12.55	9
01/01/2017 to 12/31/2017	$12.55	$14.51	19
01/01/2018 to 12/31/2018	$14.51	$13.35	42
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.22	$9.68	0
01/01/2010 to 12/31/2010	$9.68	$10.49	0
01/01/2011 to 12/31/2011	$10.49	$10.39	2
01/01/2012 to 12/31/2012	$10.39	$11.25	1
01/01/2013 to 12/31/2013	$11.25	$12.05	1
01/01/2014 to 12/31/2014	$12.05	$12.50	0
01/01/2015 to 12/31/2015	$12.50	$12.27	0
01/01/2016 to 12/31/2016	$12.27	$12.70	0
01/01/2017 to 12/31/2017	$12.70	$13.72	0
01/01/2018 to 12/31/2018	$13.72	$13.07	0

46

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL RETIREMENT SECURITY ANNUITY DESCRIBED IN THIS PROSPECTUS

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by: PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY A Prudential Financial Company 280 Trumbull Street Hartford, CT 06103	Variable Annuity Distributed by: PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC A Prudential Financial Company 655 Broad Street, 19th Floor Newark, NJ 07102

MAILING ADDRESS:
PRUDENTIAL RETIREMENT SERVICE CENTER
30 Scranton Office Park
Scranton, PA 18507

Prudential Retirement
30 Scranton Office Park
Scranton, PA 18507

© 201 9 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

Ed. 05-2019
SS-IFX-RO-PROSP	NS03128

STATEMENT OF ADDITIONAL INFORMATION	May 1, 2019

PRIAC VARIABLE CONTRACT ACCOUNT A
PRUDENTIAL RETIREMENT SECURITY ANNUITY
The Prudential Retirement Security Annuity (the “Contract”) is a flexible premium deferred contract issued by Prudential Retirement Insurance and Annuity Company (“PRIAC”), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). The Contract is funded through the PRIAC Variable Contract Account A (the “Account”). The Contract is purchased by making an initial purchase payment of $20,000 or more. With some restrictions, you can make additional Purchase Payments by means other than electronic funds transfer of no less than $50.00 at any time during the Accumulation Phase. We currently waive this minimum purchase amount. Effective June 2, 2014, the Annuity was closed to additional Purchase Payments.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prudential Retirement Security Annuity prospectus, dated May 1, 201 9 . To obtain a copy of the prospectus, without charge, you can write to the Prudential Retirement Service Center, 30 Scranton Office Park, Scranton, PA 18507, or contact us by telephone at (877) 778-2100.

Prudential Retirement Insurance and Annuity Company	Prudential Retirement Service Center
280 Trumbull Street	30 Scranton Office Park
Hartford, CT 06103	Scranton, PA 18507

Telephone: (860) 534-2000	Telephone: (877) 778-2100
Prudential IncomeFlex Select® is a registered trademark of The Prudential Insurance Company of America.

COMPANY
PRIAC (the “Company”) is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”). The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial nor Prudential Insurance, nor any other related company, has any legal responsibility to pay amounts that PRIAC may owe under the Contract.

EXPERTS
The consolidated financial statements of Prudential Retirement Insurance and Annuity Company as of December 31, 201 8 and 201 7 and for each of the three years in the period ended December 31, 201 8 and the financial statements of PRIAC Variable Contract Account A as of December 31, 201 8 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

2

PRINCIPAL UNDERWRITER
Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
During 201 8 , 201 7 , and 201 6 , no payments were made to PIMS for its services as principal underwriter.
PIMS may pay commissions to broker-dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contract Owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.
This Contract is open to new sales. However, effective June 2, 2014, the Contract was closed to all additional or subsequent Purchase Payments.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of PRIAC or PIMS on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Contract’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PIMS also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list below identifies three general types of payments that PIMS may pay which are broadly defined as follows:

•
Percentage Payments based upon “Assets Under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all PRIAC products that were sold through the firm (or its affiliated broker-dealers).

•
Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under PRIAC annuity products sold through the firm (or its affiliated broker-dealers).

•
Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker- dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

There are no firms (or affiliated broker-dealers) as of December 31, 201 8 , that we are aware received payment with respect to this group annuity during 201 8 (or as to which a payment was accrued during 201 8 ).

DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each Accumulation Unit is computed as of the end of each Business Day. On any given Business Day the value of a unit in each Sub-account will be determined by multiplying the value of a unit of that Sub-account for the preceding Business Day by the unit change factor for that Sub-account for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value for fund shares by the net asset value for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying

3

the number of shares of the fund held by that Sub-account by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.
CYBER SECURITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact the Company and Contract owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Company, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

FEDERAL TAX STATUS
Other Tax Rules

1.	Diversification
The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.

4

2.	Investor Control
Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

3.	Entity Owners
When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.

4.	Generation-Skipping Transfers
If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

FINANCIAL STATEMENTS
The financial statements for PRIAC should be distinguished from the financial statements of the Separate Account, both of which are included herein, and should be considered only as bearing upon the ability of PRIAC to meet its obligations under the Contract.

5

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$7,445,371	$268,286	$11,936,518	$4,724,905	$28,795,131	$52,589,103
Receivable from (Payable to) the Prudential
Retirement Insurance and Annuity Company	—	—	—	—	10	79
Net Assets	$7,445,371	$268,286	$11,936,518	$4,724,905	$28,795,141	$52,589,182

NET ASSETS, representing:
Equity of Participants	$7,445,371	$268,286	$11,936,518	$4,724,905	$28,795,141	$52,589,182
Equity of the Prudential Retirement
Insurance and Annuity Company	—	—	—	—	—	—
	$7,445,371	$268,286	$11,936,518	$4,724,905	$28,795,141	$52,589,182

Units outstanding	528,506	23,969	845,575	342,868	1,613,987	3,545,349

Portfolio shares held	418,279	19,315	696,007	300,185	2,045,109	1,593,609
Portfolio net asset value per share	$17.80	$13.89	$17.15	$15.74	$14.08	$33.00
Investment in portfolio shares, at cost	$3,619,863	$178,836	$5,597,796	$2,892,111	$29,095,718	$42,447,549

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$496,800	$1,256,474

EXPENSES
Charges for mortality and expense risk, and for
administration	122,620	4,218	202,795	66,356	431,475	751,664

NET INVESTMENT INCOME (LOSS)	(122,620)	(4,218)	(202,795)	(66,356)	65,325	504,810

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	1,519,298	—
Net realized gain (loss) on shares redeemed	480,743	1,377	752,318	140,681	(41,927)	30,098
Net change in unrealized appreciation (depreciation) on investments	(969,838)	(25,204)	(1,364,208)	(254,499)	(3,505,480)	(2,804,302)

NET GAIN (LOSS) ON INVESTMENTS	(489,095)	(23,827)	(611,890)	(113,818)	(2,028,109)	(2,774,204)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(611,715)	$(28,045)	$(814,685)	$(180,174)	$(1,962,784)	$(2,269,394)

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF NET ASSETS
December 31, 2018

SUBACCOUNT
PGIM 60/40 Allocation Fund (Class R6)
ASSETS
Investment in the portfolios, at fair value	$3,799,911
Receivable from (Payable to) the Prudential
Retirement Insurance and Annuity Company	—
Net Assets	$3,799,911

NET ASSETS, representing:
Equity of Participants	$3,796,890
Equity of the Prudential Retirement
Insurance and Annuity Company	3,021
$3,799,911

Units outstanding	385,201

Portfolio shares held	393,365
Portfolio net asset value per share	$9.66
Investment in portfolio shares, at cost	$4,133,268

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

SUBACCOUNT
PGIM 60/40 Allocation Fund (Class R6)
1/1/2018
to
12/31/2018
INVESTMENT INCOME
Dividend income	$129,238

EXPENSES
Charges for mortality and expense risk, and for
administration	28,513

NET INVESTMENT INCOME (LOSS)	100,725

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,579
Net realized gain (loss) on shares redeemed	(12,183)
Net change in unrealized appreciation (depreciation) on investments	(333,461)

NET GAIN (LOSS) ON INVESTMENTS	(343,065)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(242,340)

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(122,620)	$(4,218)	$(202,795)	$(66,356)	$65,325	$504,810
Capital gains distributions received	—	—	—	—	1,519,298	—
Net realized gain (loss) on shares redeemed	480,743	1,377	752,318	140,681	(41,927)	30,098
Net change in unrealized appreciation (depreciation) on investments	(969,838)	(25,204)	(1,364,208)	(254,499)	(3,505,480)	(2,804,302)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(611,715)	(28,045)	(814,685)	(180,174)	(1,962,784)	(2,269,394)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,139,672	—	752,541	677,689	3,364,236	5,125,933
Participant loans	—	—	—	—	(16,178)	—
Participant loan repayments and interest	—	—	—	—	45,824	—
Surrenders, withdrawals and death benefits	(1,431,234)	—	(2,181,719)	(299,068)	(3,637,325)	(8,080,155)
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	26,866	—
Other charges	(225)	—	(78)	(97)	(1,046)	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(291,787)	—	(1,429,256)	378,524	(217,623)	(2,954,222)

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET
ASSETS	(903,502)	(28,045)	(2,243,941)	198,350	(2,180,407)	(5,223,616)

NET ASSETS
Beginning of period	8,348,873	296,331	14,180,459	4,526,555	30,975,548	57,812,798
End of period	$7,445,371	$268,286	$11,936,518	$4,724,905	$28,795,141	$52,589,182

Beginning units	546,261	23,969	941,930	314,747	1,626,721	3,752,019
Units issued	77,434	—	49,725	49,364	182,061	277,017
Units redeemed	(95,189)	—	(146,080)	(21,243)	(194,795)	(483,687)
Ending units	528,506	23,969	845,575	342,868	1,613,987	3,545,349

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

SUBACCOUNT
PGIM 60/40 Allocation Fund (Class R6)
1/1/2018
to
12/31/2018

OPERATIONS
Net investment income (loss)	$100,725
Capital gains distributions received	2,579
Net realized gain (loss) on shares redeemed	(12,183)
Net change in unrealized appreciation (depreciation) on investments	(333,461)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(242,340)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,306,743
Participant loans	—
Participant loan repayments and interest	—
Surrenders, withdrawals and death benefits	(267,642)
Net transfers between other subaccounts
or fixed rate option	—
Other charges	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	4,039,101

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—

TOTAL INCREASE (DECREASE) IN NET
ASSETS	3,796,761

NET ASSETS
Beginning of period	3,150
End of period	$3,799,911

Beginning units	300
Units issued	411,083
Units redeemed	(26,182)
Ending units	385,201

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)	Vanguard Balanced Index Fund (Institutional Shares)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(123,378)	$(6,310)	$(211,452)	$(72,679)	$25,920	$391,083
Capital gains distributions received	—	—	—	—	1,293,344	—
Net realized gain (loss) on shares redeemed	279,617	141,337	867,616	603,292	(13,574)	17,321
Net change in unrealized appreciation (depreciation) on investments	1,098,192	(91,249)	1,073,778	(124,906)	1,856,818	5,619,534

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,254,431	43,778	1,729,942	405,707	3,162,508	6,027,938

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	282,617	—	—	829	7,932,688	12,292,850
Participant loans	—	—	—	—	(29,542)	—
Participant loan repayments and interest	—	—	—	—	34,580	—
Surrenders, withdrawals and death benefits	(1,184,550)	(514,073)	(2,019,564)	(1,528,508)	(2,425,927)	(5,687,484)
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	413,411	—
Other charges	(100)	—	(256)	(94)	(4,499)	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(902,033)	(514,073)	(2,019,820)	(1,527,773)	5,920,711	6,605,366

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	—	—	—	—	—	—

TOTAL INCREASE (DECREASE) IN NET
ASSETS	352,398	(470,295)	(289,878)	(1,122,066)	9,083,219	12,633,304

NET ASSETS
Beginning of period	7,996,475	766,626	14,470,337	5,648,621	21,892,329	45,179,494
End of period	$8,348,873	$296,331	$14,180,459	$4,526,555	$30,975,548	$57,812,798

Beginning units	608,233	68,811	1,085,611	424,930	1,294,247	3,292,134
Units issued	30,376	—	—	20,465	475,634	661,149
Units redeemed	(92,348)	(44,842)	(143,681)	(130,648)	(143,160)	(201,264)
Ending units	546,261	23,969	941,930	314,747	1,626,721	3,752,019
The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

SUBACCOUNT
PGIM 60/40 Allocation Fund (Class R6)
9/29/2017*
to
12/31/2017

OPERATIONS
Net investment income (loss)	$46
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	—
Net change in unrealized appreciation (depreciation) on investments	104

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	150

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—
Participant loans	—
Participant loan repayments and interest	—
Surrenders, withdrawals and death benefits	—
Net transfers between other subaccounts
or fixed rate option	—
Other charges	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER
TRANSACTIONS	—

NET INCREASE (DECREASE) IN NET ASSETS
RETAINED IN THE ACCOUNT	3,000

TOTAL INCREASE (DECREASE) IN NET
ASSETS	3,150

NET ASSETS
Beginning of period	—
End of period	$3,150

Beginning units	—
Units issued	300
Units redeemed	—
Ending units	300

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A6

NOTES TO FINANCIAL STATEMENTS OF
PRIAC VARIABLE CONTRACT ACCOUNT A
December 31, 2018

Note 1:	General

PRIAC Variable Contract Account A (the “Account”) was established under the laws of the State of Connecticut on October 6, 2006 as a separate investment account of the Prudential Retirement Insurance and Annuity Company ("PRIAC"). PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of PRIAC. Proceeds from purchases of the variable annuity contracts listed below, are invested in the Account (individually a “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business PRIAC may conduct.

Prudential Retirement Security Annuity ("PRSA")	Prudential Retirement Security Annuity IV ("PRSA IV")
Prudential Retirement Security Annuity II ("PRSA II")	Prudential Retirement Security Annuity V ("PRSA V")
Prudential Retirement Security Annuity III ("PRSA III")	Prudential Retirement Security Annuity VI ("PRSA VI")

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with Contracts sold to retirement arrangements that qualify for federal tax benefits under Sections 401(a), 403(b), 408(a), 408A or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may be individual annuity contracts or group annuity contracts issued to plan sponsors (individually a “Contract Owner” and collectively, the “Contract Owners”), who make contributions under them on behalf of their participants, or group or individual annuity contracts funding custodial accounts established as individual retirement accounts. Contract Owners may also make contributions to their retirement account.

The Contracts offer the option to invest in various subaccounts listed below. The assets of each subaccount are invested in a corresponding portfolio of either the Advanced Series Trust, the PGIM Balanced Fund (formerly Prudential Balanced Fund), the Vanguard Balanced Index Fund, or the PGIM 60/40 Allocation Fund (formerly Prudential 60/40 Allocation Fund) (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

AST Capital Growth Asset Allocation Portfolio	PGIM Balanced Fund (Class Z)
AST Academic Strategies Asset Allocation Portfolio	(formerly Prudential Balanced Fund (Class Z))
AST Balanced Asset Allocation Portfolio	Vanguard Balanced Index Fund (Institutional Shares)
AST Preservation Asset Allocation Portfolio	PGIM 60/40 Allocation Fund (Class R6)
(formerly Prudential 60/40 Allocation Fund (Class R6))

There were no mergers during the period ended December 31, 2018.

The Advanced Series Trust is a diversified open-end management investment company, and each portfolio of the Advanced Series Trust is managed by affiliates of Prudential. The PGIM Balanced Fund and the PGIM 60/40 Allocation Fund are diversified open-end balanced mutual funds managed by PGIM Investments LLC ("PGIM Investments"). The Vanguard Balanced Index Fund is an open-end management investment company advised by the Vanguard Group, Inc. All contractual obligations arising under Contracts participating in the Account are general corporate obligations of PRIAC, although payments from the Account will depend upon the investment experience of the Account.

Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

A7

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued.

Investments-The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions-Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received-Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurement

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1-Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2-Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3-Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2018, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2018, there were no transfers between fair value levels.

Note 4:	Taxes

PRIAC is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

A8

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2018 were as follows:

	Purchases	Sales
AST Capital Growth Asset Allocation Portfolio	$1,139,672	$1,554,073
AST Academic Strategies Asset Allocation Portfolio	—	4,219
AST Balanced Asset Allocation Portfolio	747,634	2,379,675
AST Preservation Asset Allocation Portfolio	677,335	365,160
PGIM Balanced Fund (Class Z)	3,021,979	3,671,076
Vanguard Balanced Index Fund (Institutional Shares)	4,020,747	7,733,856
PGIM 60/40 Allocation Fund (Class R6)	4,427,118	416,532

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of the Advanced Series Trust, the PGIM Balanced Fund and the PGIM
60/40 Allocation Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The PGIM Balanced Fund and the PGIM 60/40 Allocation Fund have entered into a management agreement with PGIM Investments, and the Advanced Series Trust has entered into an agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services, with respect to the PGIM Balanced Fund, the PGIM 60/40 Allocation Fund and each portfolio of the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The PGIM Balanced Fund and the PGIM 60/40 Allocation Fund have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, pursuant to which PIMS acts as the distributor of each class of shares of the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund. Pursuant to distribution and service plans, the portfolio pays PIMS a distribution and service fee for each class of shares of the portfolio other than Class Z and Class R6, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent for the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund.

Certain charges and fees for the portfolios of the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the portfolios of the Advanced Series Trust, the PGIM Balanced Fund and the PGIM 60/40 Allocation Fund in which it invests, including the related party expenses disclosed above.

A9

Note 6: Related Party Transactions (continued)

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and is implementing a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. Prudential Financial is cooperating with the SEC in its review of the securities lending and foreign tax reclaim matters (which includes a review of the remediation plans) and has entered into discussions with the SEC staff regarding a possible settlement of the securities lending matter that would potentially involve charges under the Investment Advisers Act and financial remedies.

Note 7:	Financial Highlights

PRIAC sells a number of retirement products that are funded by the Account. The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by PRIAC and funded by the Account. Only contract designs within the Account that had Contract Owner units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges offered by PRIAC as Contract Owners may not have selected all available options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2018	529	$13.35	to	$14.15	$7,445	0.00%	1.45%	to	1.95%	-8.04%	to	-7.57%
December 31, 2017	546	$14.51	to	$15.31	$8,349	0.00%	1.45%	to	1.95%	15.62%	to	16.20%
December 31, 2016	608	$12.55	to	$13.18	$7,996	0.00%	1.45%	to	1.95%	4.78%	to	5.30%
December 31, 2015	614	$11.98	to	$12.51	$7,667	0.00%	1.45%	to	1.95%	-1.41%	to	-0.91%
December 31, 2014	684	$12.15	to	$12.63	$8,623	0.00%	1.45%	to	1.95%	4.93%	to	5.45%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2018	24	$11.19	to	$11.19	$268	0.00%	1.45%	to	1.45%	-9.46%	to	-9.46%
December 31, 2017	24	$12.36	to	$12.36	$296	0.00%	1.45%	to	1.45%	10.97%	to	10.97%
December 31, 2016	69	$11.14	to	$11.14	$767	0.00%	1.45%	to	1.45%	4.81%	to	4.81%
December 31, 2015	69	$10.63	to	$10.63	$731	0.00%	1.45%	to	1.45%	-4.61%	to	-4.61%
December 31, 2014	69	$11.14	to	$11.14	$767	0.00%	1.45%	to	1.45%	2.32%	to	2.32%

	AST Balanced Asset Allocation Portfolio
December 31, 2018	846	$13.42	to	$14.23	$11,937	0.00%	1.45%	to	1.95%	-6.78%	to	-6.31%
December 31, 2017	942	$14.40	to	$15.19	$14,180	0.00%	1.45%	to	1.95%	12.69%	to	13.25%
December 31, 2016	1,086	$12.78	to	$13.41	$14,470	0.00%	1.45%	to	1.95%	4.25%	to	4.77%
December 31, 2015	1,121	$12.25	to	$12.80	$14,310	0.00%	1.45%	to	1.95%	-1.46%	to	-0.97%
December 31, 2014	1,320	$12.44	to	$12.92	$16,999	0.00%	1.45%	to	1.95%	4.46%	to	4.99%

	AST Preservation Asset Allocation Portfolio
December 31, 2018	343	$13.07	to	$13.86	$4,725	0.00%	1.45%	to	1.95%	-4.73%	to	-4.25%
December 31, 2017	315	$13.72	to	$14.47	$4,527	0.00%	1.45%	to	1.95%	8.01%	to	8.55%
December 31, 2016	425	$12.70	to	$13.33	$5,649	0.00%	1.45%	to	1.95%	3.49%	to	4.01%
December 31, 2015	445	$12.27	to	$12.82	$5,682	0.00%	1.45%	to	1.95%	-1.79%	to	-1.30%
December 31, 2014	483	$12.50	to	$12.99	$6,255	0.00%	1.45%	to	1.95%	3.73%	to	4.25%

A10

Note 7:	Financial Highlights (continued)

	At the year ended							For the year ended
	Units (000s)		Unit Value Lowest — Highest				Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest				Total Return*** Lowest — Highest
	PGIM Balanced Fund (Class Z)
December 31, 2018	1,614		$17.45	to	$18.26		$28,795	1.64%	1.15%	to	1.65%		-6.75%	to	-6.28%
December 31, 2017	1,627		$18.71	to	$19.48		$30,976	1.52%	1.15%	to	1.65%		12.49%	to	13.05%
December 31, 2016	1,294		$16.64	to	$17.23		$21,892	1.57%	1.15%	to	1.65%		6.35%	to	6.88%
December 31, 2015	1,153		$15.64	to	$16.12		$18,309	1.50%	1.15%	to	1.65%		-0.59%	to	-0.09%
December 31, 2014	1,027		$15.74	to	$16.14		$16,366	0.49%	1.15%	to	1.65%		8.13%	to	8.67%

	Vanguard Balanced Index Fund (Institutional Shares)
December 31, 2018	3,545		$11.29	to	$14.83		$52,589	2.18%	1.08%	to	1.32%		-4.08%	to	-3.86%
December 31, 2017	3,752		$11.74	to	$15.46		$57,813	2.08%	1.08%	to	1.40%		12.35%	to	12.64%
December 31, 2016	3,292		$10.15	to	$13.76		$45,179	2.21%	0.00%	to	1.40%		4.11%	to	7.65%
December 31, 2015	2,671		$9.68	to	$12.83	(2)	$34,272	2.08%	0.00%	to	1.40%		-3.19%	to	-0.88%	(2)
December 31, 2014	2,514		$12.94	to	$12.94		$32,540	2.06%	1.40%	to	1.40%		8.47%	to	8.47%

	PGIM 60/40 Allocation Fund (Class R6) (available September 29, 2017)
December 31, 2018	385		$9.86	to	$9.86		$3,800	4.27%	1.65%	to	1.65%		-5.67%	to	-5.67%
December 31, 2017	—	(1)	$10.50	to	$10.50	(3)	$3	1.50%	0.00%	to	0.00%	(3)	5.01%	to	5.01%	(3)
December 31, 2016	—		$—	to	$—		$—	0.00%	0.00%	to	0.00%		0.00%	to	0.00%
December 31, 2015	—		$—	to	$—		$—	0.00%	0.00%	to	0.00%		0.00%	to	0.00%
December 31, 2014	—		$—	to	$—		$—	0.00%	0.00%	to	0.00%		0.00%	to	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract Owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

*** These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract Owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2018 or from the effective date of the subaccount through the end of the reporting period.

(1) Amounts less than 1,000 units and/or $1000 in net assets.

(2)	Amounts for the year ended December 31, 2015 were revised in the December 31, 2016 financial statement to correct previously reported amounts.

(3) All units were owned by Prudential and no expenses were charged. Inclusion of expenses in the calculation would result in a reduction in the unit value and total return presented.

A11

Note 8:	Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to PRIAC.

Each annuity funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted through the redemptions of units, as detailed in the respective prospectuses. Fees and charges may be reduced or eliminated for certain Contracts under which, due to economies of scale and other factors, our administrative costs are reduced.

Insurance and Administrative Charge-The insurance and administrative charge is the combination of the mortality and expense risk charges and the administrative charge deducted by the Account. The insurance and administrative charge is expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each subaccount. For the PRSA and PRSA II, each funded through the Account, the maximum insurance and administrative charge is currently 1.6%; currently 0.5% is being charged. For PRSA III, funded through the Account, the maximum Insurance and Administrative charge is 1.75%; currently, 0.65% is being charged. For the PRSA IV, funded through the Account, the maximum insurance and administrative charge is currently 1.75% for Plan Type A and 1.5% for Plan Type B; currently 0.65% is being charged for Plan Type A and there is no charge for Plan Type B. For the PRSA V, funded through the Account, the maximum insurance and administrative charge is currently 1.5%; currently, 0.10% is being charged. For the PRSA VI, funded through the Account, the maximum insurance and administrative charge is currently 1.5%; currently, 0.075% is being charged. The charges are assessed through the reduction of unit values.

Contract Maintenance Charge-A contract maintenance charge of up to $150 per year may be assessed on a quarterly basis. Currently, for each annuity funded through the Account, this charge is waived. This charge may vary by contract type.

Guaranteed Benefit Charges-Each annuity funded through the Account offers a standard guaranteed minimum withdrawal benefit named Prudential IncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the Prudential IncomeFlex benefit for the lifetime of an eligible spouse.

For the PRSA and PRSA II, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from the net assets of each subaccount. The maximum charge for the standard Prudential IncomeFlex benefit is 1.45%; currently 0.95% is being charged. The maximum additional charge for the Spousal Prudential IncomeFlex benefit is 0.6%. Therefore, the maximum total charge for the spousal benefit is 2.05%; currently 1.45% is being charged.

For PRSA III, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.5%. Currently, 1% is being charged.

For the PRSA IV, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather a reduced insurance benefit. For Plan Type A and Plan Type B, the maximum charge for the Prudential IncomeFlex benefit is 1.5%. Currently, for Plan Type A 1% is being charged, for Plan Type B 1.15% is being charged.

For PRSA V, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.8%; currently, 1.2% is being charged.

For PRSA VI, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.5%; currently, 1% is being charged.

These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. The charges are assessed through the reduction of unit values.

Transfer Fee-For PRSA and PRSA II, a fee of up to $30 per transfer may be imposed for each transfer in

A12

Note 8:	Charges and Expenses (continued)

excess of 12 in a contract year. Currently, this fee is waived.

Premium Taxes-Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Account for these tax obligations.

Participant Loan Charges-For PRSA IV, Prudential charges a loan application fee, the greatest of which currently is $100, which is deducted from the Participant account at the time the loan is initiated. Prudential also charges a loan maintenance fee, the greatest of which currently is $60 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. Under certain plans, the plan sponsor may pay loan fees, on behalf of participants in PRSA IV.

For PRSA VI, the Designated Record Keeper charges a loan application fee, the greatest of which currently is $50, which is deducted from the Participant account at the time the loan is initiated. The Designated Record Keeper also charges a loan maintenance fee, the greatest of which currently is $25 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 9:	Other

Contract Owner net payments-represent Contract Owner contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

Participant loans-represent amounts borrowed by Contract Owners using the Contract as the security for the loan.

Participant loan repayments and interest-represent payments made by Contract Owners to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals, and death benefits-are payments to Contract Owners and beneficiaries made under the terms of the Contracts and amounts that Contract Owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options-are amounts that Contract Owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Other charges-are various contract level charges as described in Charges and Expenses in Note 8, which are assessed through the redemptions of units.

Receivable from/(Payable to) the Prudential Retirement Insurance and Annuity Company-at times, PRIAC may owe an amount to or expect to receive an amount from the Account primarily related to processing Contract Owner payments, surrenders, withdrawals and death benefits and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or payable to PRIAC. The receivable or payable does not have an effect on the Contract Owner’s account or the related unit value.

A13

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Prudential Retirement Insurance and Annuity Company and
the Contract Owners of PRIAC Variable Contract Account A

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of PRIAC Variable Contract Account A indicated in the table below as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the PRIAC Variable Contract Account A as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AST Capital Growth Asset Allocation Portfolio (1)	PGIM Balanced Fund (Class Z) (1)
AST Academic Strategies Asset Allocation Portfolio (1)	Vanguard Balanced Index Fund (Institutional Shares) (1)
AST Balanced Asset Allocation Portfolio (1)	PGIM 60/40 Allocation Fund (Class R6) (2)
AST Preservation Asset Allocation Portfolio (1)
(1) Statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the years ended December 31, 2018 and 2017.
(2) Statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the year ended December 31, 2018, and the period September 29, 2017 (commencement of operations) through December 31, 2017.

Basis for Opinions

These financial statements are the responsibility of the management of Prudential Retirement Insurance and Annuity Company. Our responsibility is to express an opinion on the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 18, 2019

We have served as the auditor of one or more of the subaccounts in PRIAC Variable Contract Account A since 2006.

A14

    PRUDENTIAL RETIREMENT INSURANCE
    AND ANNUITY COMPANY
    Consolidated Financial Statements and
    Report of Independent Auditors
    December 31, 2018 and 2017

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Index

Page Number
Report of Independent Auditors	1
Consolidated Statements of Financial Position	B2
Consolidated Statements of Operations	B3
Consolidated Statements of Comprehensive Income	B4
Consolidated Statements of Stockholder's Equity	B5
Consolidated Statements of Cash Flows	B6
Notes to Consolidated Financial Statements	8

Report of Independent Auditors

To the Board of Directors and Management of
Prudential Retirement Insurance and Annuity Company

We have audited the accompanying consolidated financial statements of Prudential Retirement Insurance and Annuity Company, which comprise the consolidated statements of financial position as of December 31, 2018 and December 31, 2017, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity, and of cash flows for each of the three years in the period ended December 31, 2018.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Prudential Retirement Insurance and Annuity Company as of December 31, 2018 and December 31, 2017, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2018 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As described in Note 13 to the consolidated financial statements, the Company has entered into significant transactions with related parties. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers

April 18, 2019

1

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Financial Position
As of December 31, 2018 and 2017 (in thousands, except share amounts)

	December 31, 2018	December 31, 2017
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2018: $1,968,288; 2017: $1,997,133)	$1,982,721	$2,086,826
Assets supporting experience-rated contractholder liabilities, at fair value(1)	18,812,785	19,499,623
Fixed maturities, trading, at fair value (amortized cost: 2018: $21,380; 2017: $19,050)(1)	19,937	19,192
Equity securities, at fair value (cost: 2018: $1,338; 2017: $2,305)(1)	1,563	2,640
Commercial mortgage and other loans	5,375,707	5,540,813
Other invested assets (includes $16,250 and $319 measured at fair value at December 31, 2018 and December 31, 2017, respectively)(1)	82,032	70,371
Short-term investments	8,621	46,200
Total investments	26,283,366	27,265,665
Cash and cash equivalents	47,670	4,131
Accrued investment income	162,644	170,397
Reinsurance recoverables	481,177	681,871
Value of business acquired	237,502	223,161
Goodwill	424,427	424,427
Income taxes	12,267	2,507
Other assets	404,986	432,159
Separate account assets	42,106,448	46,978,088
TOTAL ASSETS	$70,160,487	$76,182,406
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits	$706,810	$818,940
Policyholders' account balances	25,072,839	25,553,177
Reinsurance payables	481,169	681,864
Cash collateral for loaned securities	64,436	394,709
Other liabilities	209,173	222,148
Separate account liabilities	42,106,448	46,978,088
Total Liabilities	68,640,875	74,648,926
STOCKHOLDER'S EQUITY
Common stock ($100 par value; 30,000 shares authorized and 25,000 shares issued and outstanding at December 31, 2018 and 2017)	2,500	2,500
Additional paid-in capital	1,214,795	1,212,937
Accumulated other comprehensive income (loss)	(7,503)	27,241
Retained earnings	309,820	290,802
Total Stockholder's Equity	1,519,612	1,533,480
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$70,160,487	$76,182,406

(1) Prior period amounts have been reclassified to conform to current period presentation. See "Adoption of ASU 2016-01" in Note 2 for details.

See Notes to Consolidated Financial Statements
B2

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Operations
Years Ended December 31, 2018, 2017 and 2016 (in thousands)

	2018	2017	2016
REVENUES
Premiums	$570,366	$509,179	$467,524
Policy charges and fee income	190,672	178,389	162,249
Net investment income	931,533	941,091	979,091
Realized investment gains (losses), net	128,986	(103,249)	9,434
Asset management fees	318,893	310,971	293,532
Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net(1)	(588,974)	116,952	(10,069)
Other income (loss)	(2,167)	13,672	(11,107)
Total revenues	1,549,309	1,967,005	1,890,654
BENEFITS AND EXPENSES
Interest credited to policyholders' account balances	262,279	688,361	708,196
Policyholders' benefits	564,278	531,447	487,577
Salaries and other employee expenses	170,765	184,363	160,186
Asset management fees	107,005	96,574	90,495
Amortization of VOBA and other intangible assets, net of interest	(9,310)	(640)	(13,600)
Other general and administrative expenses	334,903	314,398	305,604
Total general, administrative and other expenses	603,363	594,695	542,685
Total benefits and expenses	1,429,920	1,814,503	1,738,458
INCOME (LOSS) BEFORE INCOME TAXES	119,389	152,502	152,196
Income tax expense (benefit)	(17,539)	20,116	16,884
NET INCOME (LOSS)	$136,928	$132,386	$135,312

(1) Retitled line from investment gains (losses) on "trading account assets supporting insurance liabilities", net to "assets supporting experience-rated contractholder liabilities" due to the adoption of ASU 2016-01. See Note 2 for details.

See Notes to Consolidated Financial Statements
B3

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Comprehensive Income
Years Ended December 31, 2018, 2017 and 2016 (in thousands)

	2018	2017	2016
NET INCOME (LOSS)	$136,928	$132,386	$135,312
Other comprehensive income (loss), before tax:
Net unrealized investment gains (losses)	(41,558)	(2,044)	21,808
Foreign currency translation adjustments for the period	(1,926)	(1)	9
Total	(43,484)	(2,045)	21,817
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(5,551)	(5,565)	7,651
Other comprehensive income (loss), net of tax	(37,933)	3,520	14,166
COMPREHENSIVE INCOME (LOSS)	$98,995	$135,906	$149,478

See Notes to Consolidated Financial Statements
B4

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2018, 2017 and 2016 (in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholder's Equity
Balance December 31, 2015	$2,500	$1,197,578	$170,104	$9,555	$1,379,737
Dividend to Parent			(147,000)		(147,000)
Return of capital to parent		0			0
Capital contribution related to the Variable Annuities Recapture		13,330			13,330
Capital contribution from parent		1,016			1,016
Comprehensive income (loss):
Net income (loss)			135,312		135,312
Other comprehensive income (loss), net of tax				14,166	14,166
Total comprehensive income (loss)					149,478
Balance December 31, 2016	2,500	1,211,924	158,416	23,721	1,396,561
Dividend to Parent			0		0
Return of capital to parent		(90,000)			(90,000)
Capital contribution from parent		91,013			91,013
Comprehensive income (loss):
Net income (loss)			132,386		132,386
Other comprehensive income (loss), net of tax				3,520	3,520
Total comprehensive income (loss)					135,906
Balance December 31, 2017	2,500	1,212,937	290,802	27,241	1,533,480
Cumulative effect of adoption of 2016-01			982	(132)	850
Cumulative effect of adoption of 2018-02			(3,321)	3,321	0
Dividend to Parent			(115,000)		(115,000)
Return of capital to parent		0			0
Capital contribution from parent		1,013			1,013
Assets sold/transferred from/to affiliates		845	(571)		274
Comprehensive income:
Net income (loss)			136,928		136,928
Other comprehensive income (loss), net of taxes				(37,933)	(37,933)
Total comprehensive income (loss)					98,995
Balance December 31, 2018	$2,500	$1,214,795	$309,820	$(7,503)	$1,519,612

See Notes to Consolidated Financial Statements
B5

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Cash Flows
Years Ended December 31, 2018, 2017 and 2016 (in thousands)

	2018	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$136,928	$132,386	$135,312
Adjustments to reconcile net income (loss) to net cash from (used in) operating activities:
Realized investment (gains) losses, net	(128,986)	103,249	(9,434)
Policy charges and fee income	(120,354)	(119,105)	(119,351)
Interest credited to policyholders' account balances	262,279	688,361	708,196
Depreciation and amortization, including premiums and discounts	2,902	12,197	(16,941)
(Gains) losses on assets supporting experience-rated contractholder liabilities, net	587,227	(115,848)	23,349
Change in:
Deferred policy acquisition costs	2,143	(6,635)	(1,511)
Future policy benefits	(54,509)	(36,839)	(57,081)
Income taxes	(4,436)	1,077	(28,080)
Due to/from parent and affiliates, net	(13,878)	17,434	(7,634)
Derivatives, net	82,009	84,921	(14,894)
Other, net(2)	22,838	(55,230)	(12,383)
Cash flows from (used in) operating activities	774,163	705,968	599,548
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	320,179	461,213	270,099
Assets supporting experience-rated contractholder liabilities(2)	25,651,856	37,604,760	30,547,686
Fixed maturities, trading(2)	1,933	496	0
Equity securities, available-for-sale(2)	1,228	0	4,207
Commercial mortgage and other loans	1,224,875	771,084	826,459
Other invested assets(2)	6,130	7,664	7,927
Short-term investments	127,781	21,421	140,187
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(339,965)	(381,414)	(422,283)
Assets supporting experience-rated contractholder liabilities(2)	(25,512,866)	(37,374,440)	(31,670,455)
Fixed maturities, trading(2)	(4,570)	(10,460)	(2,150)
Commercial mortgage and other loans	(1,114,863)	(1,015,080)	(768,848)
Other invested assets(2)	(3,754)	(4,505)	(2,823)
Short-term investments	(92,802)	(52,665)	(58,265)
Change in notes receivable	4,203	(3,636)	(45,141)
Derivatives, net	18,118	46,503	37,829
Other, net	1,524	1,052	57
Cash flows from (used in) investing activities	289,007	71,993	(1,135,514)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders' account deposits	7,162,102	5,637,836	8,299,641
Policyholders' account withdrawals	(7,737,747)	(6,346,497)	(7,754,813)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(330,273)	(127,570)	182,022
Dividend paid to parent	(115,000)	0	(147,000)

See Notes to Consolidated Financial Statements
B6

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Return of capital paid to parent	0	(90,000)	0
Capital contributions from parent	1,013	91,013	1,016
Net change in financing arrangements (maturities of 90 days or less)	0	(25)	(66)
Other, net	274	0	0
Cash flows from (used in) financing activities	(1,019,631)	(835,243)	580,800
Effect of foreign exchange rate changes on cash balance	0	2,317	(1,524)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	43,539	(54,965)	43,310
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	4,131	59,096	15,786
CASH AND CASH EQUIVALENTS, END OF YEAR	$47,670	$4,131	$59,096
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (received)	$(12,968)	$19,040	$44,965
Interest paid	$1,308	$290	$525
NON-CASH TRANSACTIONS DURING THE YEAR(1)
Assets received, excluding cash and cash equivalents	$0	$0	$63,482
Variable Annuities Recapture of reserves	$0	$0	$63,482
Non-cash income tax receivable	$0	$0	$13,330
Non-cash capital contribution	$0	$0	$13,330

(1)
Cash flows from investing and financing activities for the year ended December 31, 2016 exclude certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.

(2)	Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for details.

See Notes to Consolidated Financial Statements
B7

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Prudential Retirement Insurance and Annuity Company (the “Company”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). On April 1, 2004, Connecticut General Life Insurance Company (“CGLIC”) sold the retirement business of CIGNA Corporation for $2.12 billion to Prudential Insurance. The sale of this business included the purchase by Prudential Insurance of all the shares of CIGNA Life Insurance Company. Concurrent with the acquisition, CIGNA Life Insurance Company entered into reinsurance arrangements with wholly-owned subsidiaries of CIGNA Corporation (collectively, “CIGNA”) to effect the transfer of the retirement business included in the transaction to Prudential Insurance. Subsequent to the sale, the name of CIGNA Life Insurance Company was changed to Prudential Retirement Insurance and Annuity Company.

The Company provides retirement investment and income products and services to public, private and not-for-profit organizations. Specifically, the Company offers plan sponsors and their participants a broad range of products and services to assist in the delivery and administration of qualified and non-qualified defined contribution and defined benefit retirement plans, including recordkeeping and administrative services, comprehensive investment offerings and advisory services to assist plan sponsors in managing fiduciary obligations. The Company also offers products that provide pension risk transfer solutions, as pension plan sponsors seek to manage their exposure to risk.

Through March 31, 2016, the Company reinsured its guaranteed minimum withdrawal benefits associated with its annuity products to an affiliated company, Pruco Reinsurance Limited ("Pruco Re"). Effective April 1, 2016, the Company recaptured the risks related to those guaranteed minimum withdrawal benefits which is also referred to as the "Variable Annuities Recapture," and is managing the risk of the guarantees within the Company.

As part of the Variable Annuities Recapture, the Company received invested assets of $63,482 thousand as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016, and unwound the associated reinsurance recoverable of $47,200 thousand.  As a result of the recapture transaction, the Company recognized a gain of $16,300 thousand immediately.

In 2016, the Company's total investments increase includes non-cash activities of $63,482 thousand in derivative assets related to the Variable Annuities Recapture transaction with Pruco Re and current tax receivables of $13,330 thousand as contributed capital by Prudential Financial.
Basis of Presentation

The Consolidated Financial Statements include wholly-owned subsidiaries and a consolidated variable interest entity in which the Company is the primary beneficiary. These subsidiaries are primarily used to facilitate the management of certain investments. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has evaluated subsequent events through April 18, 2019, the date these Consolidated Financial Statements were issued.
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; value of business acquired asset and its amortization; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ASSETS

Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 6 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on future policy benefits and policyholders' account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)" ("AOCI"). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or, if applicable, call date.

Interest income, and amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in "Net investment income." For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income (loss) ("OCI"). For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

Assets supporting experience-rated contractholder liabilities, at fair value includes invested assets that consist of fixed maturities, equity securities, short-term investments and cash equivalents, that support certain products which are experience-rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net.” Interest and dividend income from these investments are reported in “Net investment income.” The investment results that ultimately accrue to contractholders are correspondingly reported in “Interest credited to policyholders’ account balances.”

Fixed maturities, trading, at fair value consists of fixed maturities with embedded features and assets contained within consolidated variable interest entities. Realized and unrealized gains and losses on these investments are reported in “Other income (loss),” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock, and non-redeemable preferred stock which are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income (loss),” and dividend income is reported in “Net investment income” on the ex-dividend date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Commercial mortgage and other loans consists of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for loan losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan- to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt, is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Other invested assets consists of the Company's derivative financial instruments in a gain position and non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs") (other than operating joint ventures) and derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income (loss)”. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income (loss)”. The Company consolidates LPs in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 4 for additional information about variable interest entities ("VIEs").

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Assets supporting experience-rated contractholder liabilities, at fair value.” These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer.

An OTTI is recognized in earnings for a debt security in an unrealized loss position when either (1) the Company has the intent to sell the debt security or (2) it is more likely than not the Company will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized. In addition to the above- mentioned circumstances, the Company also recognizes an OTTI in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates in not expected to recover in value before maturity.

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in OCI. Unrealized gains or losses on securities for which an OTTI has been recognized in earnings are tracked as a separate component of AOCI.

The split between the amount of an OTTI recognized in OCI and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including certain future policy benefits, policyholders’ account balances, and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Cash and cash equivalents includes cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Assets supporting experience-rated contractholder liabilities, at fair value” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to repurchase" below.) The Company also engages in overnight borrowing and lending of funds which are considered cash and cash equivalents with Prudential Financial and affiliates.

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Reinsurance recoverables primarily includes receivables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement business of CIGNA. For each of the reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 10 for additional information about the Company's reinsurance arrangements.

Value of business acquired represents identifiable intangible assets to which a portion of the purchase price in a business acquisition is attributed under the application of purchase accounting. As a result of the acquisition of the retirement business of CIGNA and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired ("VOBA"). VOBA represents the present value of future profits in excess of the cost of capital embedded in the acquired business. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. VOBA is determined by estimating the net present value of future cash flows from the contracts inforce at the date of acquisition. Future positive cash flows include investment spreads, and fees and other charges assessed to the contracts for as long as they remain inforce, while future negative cash flows include costs to administer the contracts and taxes. Contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the anticipated life of the acquired contracts using the same methodology and assumptions used to amortize deferred policy acquisition costs ("DAC"). In the second half of 2018, the Company revised the amortization method for certain VOBA balances from the method described above to a straight-line amortization method. The Company records amortization of VOBA in "Amortization of VOBA and other intangible assets, net of interest." See Note 8 for additional information regarding VOBA.

Goodwill is a result of the acquisition of CIGNA’s retirement business, in which the Company recognized an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of the Company below its carrying amount. Accounting guidance provides for an optional qualitative assessment for testing goodwill impairment that may allow companies to skip the quantitative two-step test. The Company has elected the quantitative two-step test that is performed. The first step, used to identify potential impairment, involves comparing the Company’s fair value to its carrying value including goodwill. If the fair value of the Company exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for the Company for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the Company, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the Company was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill of the Company, there is no impairment. If the goodwill of the Company exceeds the implied fair value of the goodwill, an impairment charge is recorded in "Amortization of VOBA and other intangible assets, net of interest" expense for the excess. An impairment loss recognized cannot exceed the amount of goodwill of the Company, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

the Company including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted. See Note 8 for additional information regarding goodwill.

Income taxes primarily represents the net deferred tax asset and the Company's estimated taxes receivable for the current year and open audit years. Since 2010, the Company has been incorporated into Prudential Financial's consolidated federal income tax returns. Prior to 2010, the Company was not eligible to be included in the Prudential Financial consolidated return due to Internal Revenue Code provisions related to the April 1, 2004 acquisition of the Company by Prudential Insurance. Pursuant to the tax allocation agreement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the Prudential Financial tax return may differ from the items reflected in the Company’s financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent, such as expenses that are not deductible in the Prudential Financial’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statement of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in Prudential Financial’s tax return, but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 11 for a discussion of factors considered when evaluating the need for a valuation allowance.

In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allows registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company can recognize provisional amounts when it does not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the exchange in tax law. See Note 11 to the Consolidated Financial Statements for a discussion of the provisional amounts related to the U.S. Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") included in “Income tax expense (benefit)” in 2017 and adjustments to provisional amounts recorded in 2018.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances and information available at the reporting date.

The Company’s receivable for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 11 for additional information regarding income taxes.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Other assets consists primarily of DAC, intangible assets related to the acquisition of the retirement business of Union Bank of California, N.A. (“UBOC”), affiliated notes receivable, account receivables and other receivables resulting from sales of securities that had not yet settled at the balance sheet date.

DAC are costs that are related directly to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Other general and administrative expenses,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing at the end of each reporting period.

DAC related to group annuity defined contribution and defined benefit contracts are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment results, fee income and expenses, based on historical and anticipated future experience, which is updated periodically. The effect of changes to total gross profits on unamortized deferred acquisition costs is reflected in the period such total gross profits are revised on a retrospective basis. DAC related to longevity reinsurance contracts is amortized in proportion to gross premiums.

Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company’s projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company’s estimate of total gross profits to reflect actual fund performance and market conditions. In the fourth quarter of 2018, the Company revised the frequency of the experience true-up and experience unlocking adjustments from a quarterly to an annual basis.

For some products, policyholders or their employers can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 7 for additional information regarding DAC.

The identifiable intangible assets represent customer contracts purchased through an acquisition of a portion of UBOC’s retirement business where such purchases did not meet the definition of a business combination and are recorded net of accumulated amortization. Currently this balance is being amortized over an estimated useful life of 25 years to "Amortization of VOBA and other intangible assets, net of interest" on the Consolidated Statements of Operations. Annually, or as material events warrant, forecasted cash flows are reevaluated to assess the likelihood of impairment or any material changes to useful life or amortization patterns.

Property and equipment are carried at cost less accumulated depreciation. Most new property and equipment used by the Company is purchased and owned by Prudential Insurance, and depreciation expenses are allocated to the Company. Depreciation of this property and equipment on the Company’s balance sheet is depreciated using the straight-line method over the estimated useful lives of the related assets.

Separate account assets represents segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments, and derivative instruments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company's results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Asset management fees." Seed money that the Company invests in separate accounts is reported in the appropriate general account asset

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company's results of operations. See also "Separate account liabilities" below.

LIABILITIES

Future policy benefits liability is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality and retirement experience, less the present value of future net premiums. Expected mortality is generally based on a modification of standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns, including a provision for administrative expenses and adverse deviation. Although mortality and interest rate assumptions are “locked-in” significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In certain instances, the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional liability (Profits Followed by Losses or "PFL" liability) be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. See Note 9 for additional information regarding future policy benefits.

Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited and certain realized and unrealized investment gains and losses that ultimately accrue to contractholders related to experience rated products, less policyholder withdrawals and other charges assessed against the account balance, as applicable. See Note 9 for additional information regarding policyholders’ account balances.

Reinsurance payables primarily includes payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement business of CIGNA. For each of the reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 10 for additional information about the Company's reinsurance arrangements.

Securities sold under agreements to repurchase represents liabilities associated with securities repurchase agreements which are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents (see also "Cash and cash equivalents" above). As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly-rated money market funds. Income and expenses related to these transactions used to earn spread income are reported as “Net investment income", however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “Other general and administrative expenses”).

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to borrow funds. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in the amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income”, however, for securities lending transactions used for funding purposes the associated rebate is reported as interest expense (included in “Other general and administrative expenses”).

Other liabilities consist primarily of investment payables, payables to affiliates, management fee accruals, escrow tax deposits and other accounts payable. For derivatives, the Company nets the fair value of all derivative financial instruments with its counterparty for which a master netting arrangement has been executed. See "Derivative Financial Instruments" below for additional information regarding derivatives.

Separate account liabilities primarily represents the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also "Separate account assets" above.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in "Other liabilities."

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from non-participating single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.

Amounts received as payment for participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Benefits and expenses for these products include interest credited to policyholders’ account balances.

Asset management fees principally include asset-based asset management fees, which are recognized in the period in which the services are performed.

Other income (loss) mainly includes realized and unrealized gains or losses from investments classified as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value,” and “Other invested assets” that are measured at fair value. “Other income (loss)” also includes gains and losses primarily related to the remeasurement of foreign currency denominated assets and liabilities.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk (“NPR”) used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-functional currency earnings resulting from changes in currency rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed below and in Note 5, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. In addition, derivative results are included in business gross profits which may impact the pattern by which DAC and other assets are amortized. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets within “Other invested assets,” or as liabilities within “Other liabilities,” except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its counterparty for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Other invested assets” or “Other liabilities.”

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.
Adoption of ASU 2016-01

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available-for-sale” are to be reported in net income within “ Other income (loss)” in the Consolidated Statements of Operations. Prior to this, the changes in fair value on equity securities classified as “available-for-sale” were reported in AOCI.

The impacts of this ASU on the Company’s Consolidated Financial Statements can be categorized as follows: (1) Changes to the presentation within the Consolidated Statements of Financial Position; (2) Cumulative-effect Adjustment Upon Adoption; and (3) Changes to Accounting Policies. Each of these components is described below.

(1) Changes to the presentation within the Statements of Financial Position

Because of the fundamental accounting changes as described in section "(3) Changes to Accounting Policies" below, the Company determined that changes to the presentation of certain balances in the investment section of the Company’s Consolidated Statements of Financial Position were also necessary to maintain clarity and logical presentation. The table below illustrates these changes by presenting the balances as previously reported in the Company’s financial statements for the year ended December 31, 2017 and the reclassifications that were made, along with a footnote explanation of each reclassification.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	December 31, 2017
	Reclassifications
Consolidated Statement of Financial Position Line Items	As previously reported	(1)	(2)	(3)	(4)	As currently reported
	(in thousands)

Fixed maturities, available-for-sale, at fair value	$2,086,826					$2,086,826
*Fixed maturities, trading, at fair value	0			19,192		19,192
~~Trading account assets supporting insurance liabilities, at fair value~~	19,499,623	(19,499,623)				0
*Assets supporting experience-rated contractholder liabilities, at fair value	0	19,499,623				19,499,623
~~Other trading account assets, at fair value~~	20,628			(20,628)		0
~~Equity securities, available for sale, at fair value~~	1,204		(1,204)			0
*Equity securities, at fair value	0		1,204	1,436		2,640
Commercial mortgage and other loans	5,540,813					5,540,813
~~Other long-term investments~~	70,371				(70,371)	0
*Other invested assets	0				70,371	70,371
Short-term investments	46,200					46,200
Total investments	$27,265,665	$0	$0	$0	$0	$27,265,665
* - New line item effective January 1, 2018.
~~Strikethrough~~ - Eliminated line item effective January 1, 2018.

(1)
Retitled "Trading account assets supporting insurance liabilities, at fair value" to "Assets supporting experience-rated contractholder liabilities, at fair value" as equity securities are included in this line item, and they can no longer be described as trading.

(2)	Retitled "Equity securities, available-for-sale, at fair value" to "Equity securities, at fair value" as equity securities can no longer be described as available-for-sale.

(3)	Eliminated the line item "Other trading account assets, at fair value" and reclassified each component to another line item.

(4)	Retitled "Other long-term investments" to "Other invested assets.

(2) Cumulative-effect Adjustment Upon Adoption

The provisions of ASU 2016-01 require that the Company apply the amendments through a cumulative-effect adjustment to the Statements of Financial Position as of the beginning of the fiscal year of adoption. The following table illustrates the impact on the Company’s Consolidated Statement of Financial Position as a result of recording this cumulative-effect adjustment on January 1, 2018.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Summary of ASU 2016-01 Transition Impacts on the Consolidated Statement of Financial Position upon Adoption on January 1, 2018
(in thousands)
Increase / (Decrease)
Other invested assets	$1,076
Total Assets	$1,076
Income taxes	$226
Total liabilities	226
Accumulated other comprehensive income (loss)	(132)
Retained earnings	982
Total equity	850
Total liabilities and equity	$1,076

(3) Changes to Accounting Policies

The narrative description of our significant accounting policies at the beginning of this Note reflects our policies as of December 31, 2018, including policies associated with the adoption of ASU 2016-01.

Other ASU adopted during the year ended December 31, 2018

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. This core principle is assessed via application of a five-step revenue recognition model that is detailed within the ASU. Revenue recognition for insurance contracts and financial instruments is explicitly scoped out of the standard.
		January 1, 2018 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.	Adoption of the ASU did not have a significant impact on the Company's Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.
		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	Adoption of the ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.
		January 1, 2018 using the retrospective method (with early adoption permitted).	Adoption of the ASU did not have an impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss)
In February 2018, this ASU was issued following the enactment of the Tax Act of 2017. This ASU allows an entity to elect a reclassification from accumulated other comprehensive income to retained earnings for stranded effects resulting from the Tax Act of 2017.

January 1, 2019 with early adoption permitted. The ASU should be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act of 2017 is recognized.

The Company early adopted the ASU effective January 1, 2018 and elected to apply the ASU in the period of adoption subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $3,321 thousand. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

ASU issued but not yet adopted as of December 31, 2018 - ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements. The ASU is effective January 1, 2021 (with early adoption permitted), and will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters

Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products
Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Consolidated Statements of Operations.

An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.
The options for method of adoption and the impacts of such methods are under assessment.
Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield and will be required to be updated each quarter with the impact recorded through OCI.
As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.

Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring inforce contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between the discount rate locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Amortization of DAC and other balances
Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.

An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its future policy benefits, as described above, it is required to also use a retrospective transition method for DAC and other balances.

The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.

Market Risk Benefits
Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value with changes in value attributable to changes in an entity’s NPR to be recognized in OCI.
An entity will apply a retrospective transition method which will include a cumulative-effect adjustment on the balance sheet as of the earliest period presented.
Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., Guaranteed Minimum Death Benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Other ASU issued but not yet adopted as of December 31, 2018

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters

ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current other-than-temporary impairment standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption. However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an other-than-temporary-impairment was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment
This ASU simplifies the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test in current U.S. GAAP, which measures a goodwill impairment by comparing the implied fair value of a reporting unit's goodwill with the carrying amount of the goodwill. Under the ASU, a goodwill impairment should be recorded for the amount by which the carrying amount of a reporting unit exceeds its fair value (capped by the total amount of goodwill allocated to the reporting unit).
		January 1, 2020 using the prospective method (with early adoption permitted).	The Company does not expect the adoption of the ASU to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities	This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity's risk management activities and to simplify the use of hedge accounting.
January 1, 2019 using the modified retrospective method (with early adoption permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

3. INVESTMENTS

Fixed Maturity Securities

The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,925	$0	$113	$6,812	$0
Obligations of U.S. states and their political subdivisions	4,000	485	0	4,485	0
Foreign government bonds	47,393	774	711	47,456	0
U.S. corporate public securities	627,971	22,478	9,522	640,927	0
U.S. corporate private securities	316,655	9,329	5,096	320,888	0
Foreign corporate public securities	175,743	9,295	1,925	183,113	0
Foreign corporate private securities	116,416	408	4,441	112,383	0
Asset-backed securities(1)	191,997	347	1,843	190,501	(356)
Commercial mortgage-backed securities	432,767	2,793	7,916	427,644	0
Residential mortgage-backed securities(2)	48,421	800	709	48,512	0
Total fixed maturities, available-for-sale	$1,968,288	$46,709	$32,276	$1,982,721	$(356)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans and education loans.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $1,885 thousand of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	December 31, 2017(4)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,985	$0	$44	$6,941	$0
Obligations of U.S. states and their political subdivisions	4,000	765	0	4,765	0
Foreign government bonds	103,168	3,036	94	106,110	0
U.S. corporate public securities	753,076	52,390	2,492	802,974	0
U.S. corporate private securities	310,602	16,660	579	326,683	(303)
Foreign corporate public securities	202,733	15,760	415	218,078	0
Foreign corporate private securities	102,731	2,314	1,212	103,833	0
Asset-backed securities(1)	100,581	575	0	101,156	(357)
Commercial mortgage-backed securities	355,911	4,320	2,934	357,297	0
Residential mortgage-backed securities(2)	57,346	1,996	353	58,989	0
Total fixed maturities, available-for-sale	$1,997,133	$97,816	$8,123	$2,086,826	$(660)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans and education loans.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $3,589 thousand of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	Prior period amounts have been reclassified to conform to current period presentation.

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2018
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$6,812	$113	$6,812	$113
Foreign government bonds	9,527	114	29,989	597	39,516	711
U.S. corporate public securities	124,132	1,803	262,802	7,719	386,934	9,522
U.S. corporate private securities	54,911	1,333	113,491	3,763	168,402	5,096
Foreign corporate public securities	29,686	433	74,592	1,492	104,278	1,925
Foreign corporate private securities	51,848	2,894	36,712	1,547	88,560	4,441
Asset-backed securities	163,407	1,822	4,579	21	167,986	1,843
Commercial mortgage-backed securities	56,476	476	201,063	7,440	257,539	7,916
Residential mortgage-backed securities	8,042	20	15,914	689	23,956	709
Total fixed maturities, available-for-sale	$498,029	$8,895	$745,954	$23,381	$1,243,983	$32,276

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	December 31, 2017
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,891	$44	$50	$0	$6,941	$44
Foreign government bonds	9,189	44	3,343	50	12,532	94
U.S. corporate public securities	82,952	497	59,020	1,995	141,972	2,492
U.S. corporate private securities	64,170	450	3,442	129	67,612	579
Foreign corporate public securities	36,466	144	9,695	271	46,161	415
Foreign corporate private securities	6,394	55	22,479	1,157	28,873	1,212
Asset-backed securities	0	0	0	0	0	0
Commercial mortgage-backed securities	74,725	343	80,320	2,591	155,045	2,934
Residential mortgage-backed securities	3,331	23	15,707	330	19,038	353
Total fixed maturities, available-for-sale	$284,118	$1,600	$194,056	$6,523	$478,174	$8,123

As of December 31, 2018 and 2017, the gross unrealized losses on fixed maturity securities were composed of $29,110 thousand and $7,157 thousand, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $3,166 thousand and $966 thousand, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2018, the $23,381 thousand of gross unrealized losses of twelve months or more were concentrated in commercial mortgage-backed securities and in the Company's corporate securities within the finance, utility and consumer non-cyclical sectors. As of December 31, 2017, the $6,523 thousand of gross unrealized losses of twelve months or more were concentrated in commercial mortgage-backed securities and in the Company’s corporate securities within the consumer non-cyclical, finance and communications sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2018 or 2017. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2018, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2018
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$55,770	$55,219
Due after one year through five years	598,191	595,297
Due after five years through ten years	429,317	425,766
Due after ten years	211,825	239,782
Asset-backed securities	191,997	190,501
Commercial mortgage-backed securities	432,767	427,644
Residential mortgage-backed securities	48,421	48,512
Total fixed maturities, available-for-sale	$1,968,288	$1,982,721

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$158,555	$307,765	$54,089
Proceeds from maturities/prepayments	160,544	152,059	217,307
Gross investment gains from sales and maturities	3,969	58,823	1,835
Gross investment losses from sales and maturities	(3,437)	(1,250)	(2,386)
OTTI recognized in earnings(2)	(2,971)	(4,368)	(4,614)

(1)
Includes $(1,080) thousand, $(1,389) thousand and $1,297 thousand of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2018, 2017 and 2016, respectively.

(2)
Excludes the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

The following table sets forth a rollforward of pre-tax amounts remaining in OCI related to fixed maturity securities with credit loss impairments recognized in earnings, for the periods indicated:

	Years Ended December 31,
	2018	2017
	(in thousands)
Credit loss impairments:
Balance, beginning of period	$482	$(11,758)
New credit loss impairments	0	271
Additional credit loss impairments on securities previously impaired	0	0
Increases due to the passage of time on previously recorded credit losses	0	3
Reductions for securities which matured, paid down, prepaid or were sold during the period	0	12,360
Reductions for securities impaired to fair value during the period(1)	(293)	(339)
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(11)	(55)
Balance, end of period	$178	$482

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Assets Supporting Experience-Rated Contractholder Liabilities

The following table sets forth the composition of “Assets supporting experience-rated contractholder liabilities,” as of the dates indicated:

	December 31, 2018		December 31, 2017
	Amortized Cost or Cost	Fair Value	Amortized Cost or Cost	Fair Value
	(in thousands)
Short-term investments and cash equivalents	$214,617	$214,617	$245,249	$245,249
Fixed maturities:
Corporate securities	13,169,202	13,028,153	13,726,676	13,982,805
Commercial mortgage-backed securities	2,345,891	2,323,972	2,293,561	2,310,683
Residential mortgage-backed securities(1)	827,870	810,941	961,402	966,583
Asset-backed securities(2)	1,648,801	1,665,428	1,362,941	1,391,604
Foreign government bonds	354,373	345,637	356,278	348,636
U.S. government authorities and agencies and obligations of U.S. states	383,463	423,218	202,237	250,265
Total fixed maturities(3)	18,729,600	18,597,349	18,903,095	19,250,576
Equity securities	894	819	3,403	3,798
Total assets supporting experience-rated contractholder liabilities(4)	$18,945,111	$18,812,785	$19,151,747	$19,499,623

(1)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(2)
Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types. Includes collateralized loan obligations at fair value of $1,027,834 thousand and $943,244 thousand, as of December 31, 2018 and 2017 respectively, all of which were rated AAA.

(3)	As a percentage of amortized cost, 92% and 91% of the portfolio were considered high or highest quality based on NAIC or equivalent ratings, as of December 31, 2018 and 2017, respectively.

(4)	As a percentage of amortized cost, 75% and 78% of the portfolio consisted of public securities as of December 31, 2018 and 2017, respectively.

The net change in unrealized gains (losses) from assets supporting experience-rated contractholder liabilities still held at period end, recorded within “Other income (loss),” was $(480,202) thousand, $184,547 thousand and $47,009 thousand during the years ended December 31, 2018, 2017 and 2016, respectively.

Equity Securities

The net change in unrealized gains (losses) from equity securities, still held at period end, recorded within “Other income (loss)” was $(109) thousand during the year ended December 31, 2018. The net change in unrealized gains (losses) from equity securities, still held at period end, recorded within “Other comprehensive income (loss),” was $191 thousand and $(76) thousand during the years ended December 31, 2017 and 2016, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loans

The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2018		December 31, 2017
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$1,518,374	28.1%	$1,363,108	24.5%
Hospitality	160,490	3.0%	174,359	3.2%
Industrial	1,622,425	30.0%	1,607,674	28.9%
Office	1,013,702	18.8%	1,146,274	20.6%
Other	244,508	4.5%	385,955	7.0%
Retail	543,969	10.1%	635,738	11.4%
Total commercial mortgage loans	5,103,468	94.5%	5,313,108	95.6%
Agricultural property loans	296,022	5.5%	243,668	4.4%
Total commercial mortgage and agricultural property loans by property type	5,399,490	100.0%	5,556,776	100.0%
Allowance for credit losses	(23,783)		(15,963)
Total commercial mortgage and other loans	$5,375,707		$5,540,813

As of December 31, 2018, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (20%), Texas (12%) and Georgia (8%)) and included loans secured by properties in Europe (12%).

The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2015	$11,664	$155	$11,819
Addition to (release of) allowance for credit losses	5,115	(14)	5,101
Balance at December 31, 2016	16,779	141	16,920
Addition to (release of) allowance for credit losses	(1,069)	112	(957)
Balance at December 31, 2017	15,710	253	15,963
Addition to (release of) allowance for credit losses	7,852	(32)	7,820
Balance at December 31, 2018	$23,562	$221	$23,783

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2018			December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Total	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$11,400	$0	$11,400	$4,867	$0	$4,867
Collectively evaluated for impairment	12,162	221	12,383	10,843	253	11,096
Total ending balance(1)	$23,562	$221	$23,783	$15,710	$253	$15,963
Recorded investment(2):
Individually evaluated for impairment	$43,716	$3,134	$46,850	$46,716	$920	$47,636
Collectively evaluated for impairment	5,059,752	292,888	5,352,640	5,266,392	242,748	5,509,140
Total ending balance(1)	$5,103,468	$296,022	$5,399,490	$5,313,108	$243,668	$5,556,776

(1)	As of both December 31, 2018 and 2017, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. As of December 31, 2018, there were $43,716 thousand of impaired commercial mortgage loans identified in management’s specific review of probable loan losses, for which there was a related allowance for credit losses of $11,400 thousand, an average recorded investment before allowance of $45,516 thousand and $1,829 thousand of year-to-date interest income recognized. As of December 31, 2017, there were $46,716 thousand of impaired commercial mortgage loans identified in management’s specific review of probable loan losses, for which there was a related allowance for credit losses of $4,867 thousand, an average recorded investment before allowance of $46,716 thousand and $1,869 thousand of year-to-date interest income recognized.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The following tables set forth certain key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the date indicated:

Commercial mortgage loans	December 31, 2018
	Debt Service Coverage Ratio
	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$2,185,608	$15,117	$2,536	$2,203,261
60%-69.99%	1,576,674	0	0	1,576,674
70%-79.99%	1,266,768	3,124	0	1,269,892
80% or greater	45,716	0	7,925	53,641
Total commercial mortgage loans	$5,074,766	$18,241	$10,461	$5,103,468

Agricultural property loans	December 31, 2018
	Debt Service Coverage Ratio
	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$270,819	$20,869	$3,134	$294,822
60%-69.99%	1,200	0	0	1,200
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$272,019	$20,869	$3,134	$296,022

Total commercial mortgage and agricultural property loans	December 31, 2018
	Debt Service Coverage Ratio
	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$2,456,427	$35,986	$5,670	$2,498,083
60%-69.99%	1,577,874	0	0	1,577,874
70%-79.99%	1,266,768	3,124	0	1,269,892
80% or greater	45,716	0	7,925	53,641
Total commercial mortgage and agricultural property loans	$5,346,785	$39,110	$13,595	$5,399,490

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The following tables set forth certain key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the date indicated:

Commercial mortgage loans	December 31, 2017
	Debt Service Coverage Ratio
	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$2,954,444	$24,210	$15,476	$2,994,130
60%-69.99%	1,201,972	0	1,629	1,203,601
70%-79.99%	1,050,736	7,872	0	1,058,608
80% or greater	53,734	3,035	0	56,769
Total commercial mortgage loans	$5,260,886	$35,117	$17,105	$5,313,108

Agricultural property loans	December 31, 2017
	Debt Service Coverage Ratio
	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$207,468	$34,700	$0	$242,168
60%-69.99%	1,500	0	0	1,500
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$208,968	$34,700	$0	$243,668

Total commercial mortgage and agricultural property loans	December 31, 2017
	Debt Service Coverage Ratio
	≥ 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$3,161,912	$58,910	$15,476	$3,236,298
60%-69.99%	1,203,472	0	1,629	1,205,101
70%-79.99%	1,050,736	7,872	0	1,058,608
80% or greater	53,734	3,035	0	56,769
Total commercial mortgage and agricultural property loans	$5,469,854	$69,817	$17,105	$5,556,776

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2018
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$5,103,468	$0	$0	$0	$0	$5,103,468	$43,716
Agricultural property loans	296,022	0	0	0	0	296,022	0
Total	$5,399,490	$0	$0	$0	$0	$5,399,490	$43,716

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

(1)	As of December 31, 2018, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

	December 31, 2017
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Past Due	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$5,313,108	$0	$0	$0	$0	$5,313,108	$46,716
Agricultural property loans	243,668	0	0	0	0	243,668	920
Total	$5,556,776	$0	$0	$0	$0	$5,556,776	$47,636

(1)	As of December 31, 2017, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

For the years ended December 31, 2018 and 2017, there were no commercial mortgage and other loans acquired, other than those through direct origination, and there were no commercial mortgage and other loans sold.

Other Invested Assets

The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2018	2017
	(in thousands)
LPs/LLCs:
Equity method:
Private equity	$40,972	$42,136
Hedge funds	13,896	12,139
Real estate-related	1,027	653
Subtotal equity method	55,895	54,928
Fair value:
Private equity	6,725	4,532
Hedge funds	0	0
Real estate-related	1,128	705
Subtotal fair value(1)	7,853	5,237
Total LPs/LLCs	63,748	60,165
Derivative instruments	8,397	319
Other(2)	9,887	9,887
Total other invested assets(3)	$82,032	$70,371

(1)	As of December 31, 2017, $5,237 thousand was accounted for using the cost method.

(2)	Primarily includes member and activity stock held in the Federal Home Loan Bank of Boston (“FHLBB”). For additional information regarding the Company's holdings in the FHLBB, see Note 14.

(3)	Prior period amounts have been reclassified to conform to current period presentation. For additional information, see Note 2.

As of both December 31, 2018 and 2017, the Company had no significant equity method investments.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Net Investment Income

The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
	(in thousands)
Fixed maturities, available-for-sale	$81,523	$84,566	$86,919
Fixed maturities, trading	7,825	351	262
Assets supporting experience-rated contractholder liabilities, at fair value	674,443	695,222	720,810
Commercial mortgage and other loans	207,660	209,374	223,679
Other invested assets	13,532	8,837	1,215
Short-term investments and cash equivalents	364	121	452
Gross investment income	985,347	998,471	1,033,337
Less: investment expenses	(53,814)	(57,380)	(54,246)
Net investment income(1)	$931,533	$941,091	$979,091

(1)	Prior period amounts have been reclassified to conform to current period presentation.

The carrying value of non-income producing assets included $4,701 thousand in available-for-sale fixed maturities and $18,092 thousand in assets supporting experience-rated contractholder liabilities, as of December 31, 2018. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2018.

Realized Investment Gains (Losses), Net

The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
	(in thousands)
Fixed maturities(1)	$(2,439)	$53,205	$(5,165)
Equity securities(2)	0	0	207
Commercial mortgage and other loans	(8,199)	957	(5,100)
Other invested assets	4,002	(853)	(50)
Derivatives	137,077	(156,558)	19,541
Short-term investments and cash equivalents	(1,455)	0	1
Realized investment gains (losses), net	$128,986	$(103,249)	$9,434

(1)	Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

(2)	Effective January 1, 2018, realized gains (losses) on equity securities are recorded within “Other income (loss).”

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Net Unrealized Gains (Losses) on Investments within AOCI

The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2018	2017	2016
	(in thousands)
Fixed maturity securities, available-for-sale—with OTTI	$1,529	$2,929	$8,742
Fixed maturity securities, available-for-sale—all other	12,904	86,764	87,786
Equity securities, available-for-sale(1)	0	204	13
Short-term investments and cash equivalents	0	1,131	0
Derivatives designated as cash flow hedges(2)	2,161	(8,098)	(3,139)
Other investments	1,211	902	917
Affiliated notes	(3,194)	863	(2,601)
Net unrealized gains (losses) on investments	$14,611	$84,695	$91,718

(1)	Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded within “Other income (loss).”

(2)	For more information on cash flow hedges, see Note 5.

Repurchase Agreements and Securities Lending

In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2018 and 2017, the Company had no repurchase agreements.

The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2018			December 31, 2017
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,137	$0	$5,137	$0	$12,705	$12,705
Obligations of U.S. states and their political subdivisions	0	0	0	10,394	0	10,394
U.S. corporate public securities	54,774	0	54,774	297,154	0	297,154
Foreign corporate public securities	4,525	0	4,525	51,966	0	51,966
Foreign government bonds	0	0	0	22,490	0	22,490
Total cash collateral for loaned securities(1)	$64,436	$0	$64,436	$382,004	$12,705	$394,709

(1)	The Company did not have any agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2018	2017
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$7,756	$26,246
Assets supporting experience-rated contractholder liabilities	54,610	366,610
Total securities pledged	$62,366	$392,856
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$64,436	$394,709
Total liabilities supported by the pledged collateral	$64,436	$394,709

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2018 and 2017, there was $5,766 thousand and $64,306 thousand, respectively, of such collateral.

As of December 31, 2018 and 2017, assets of $8,050 thousand and $9,024 thousand, respectively, were on deposit with governmental authorities or trustees. As of December 31, 2018 and 2017, securities restricted as to sale amounted to $905,309 thousand and $9,887 thousand, respectively. These amounts include member and activity-based stock associated with membership in the FHLBB.

4. VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided material financial or other support that was not contractually required to these structures.

The Company consolidates a VIE that was formed in July 2009 to facilitate a transaction in which the Company was compensated for effectively defeasing credit insurance protection related to certain asset-backed securities held by the Company. These asset-backed securities had a fair value of $7,513 thousand and $9,166 thousand and unpaid principal amount of $7,520 thousand and $9,231 thousand at December 31, 2018 and 2017, respectively, and are the sole assets of the VIE. In addition, the VIE contains a liability related to a swap with a fair value of $143 thousand and $1,505 thousand at December 31, 2018 and 2017, respectively. The creditors to the VIE (including the swap counterparty) do not have recourse to the Company in excess of the assets in the VIE. The total assets of the VIE at December 31, 2018 and 2017 are $7,406 thousand and $7,706 thousand, respectively and are reflected in the "Assets supporting experience-rated contractholder liabilities, at fair value" on the Consolidated Statements of Financial Position.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

5.    DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.

Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

The Company also uses interest rate swaptions, caps and floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions, caps and floors are included in interest rate options.

In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Foreign Exchange Contracts

Currency derivatives, including forwards and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with Prudential Global Funding, LLC ("PGF") to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar-equivalent earnings generated. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.

Under currency swaps, the Company agrees with PGF to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Equity Contracts

Total return swaps are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Other Contracts

Synthetic Guarantees. The Company sells synthetic Guaranteed Investment Contracts (“GICs”), through both full service and investment-only sales channels, to investment vehicles primarily used by qualified defined contribution pension plans. These synthetic GICs are issued in respect of assets that are owned by the trustees of such plans who invest the assets according to the contract terms

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

agreed to with the Company. The contracts establish participant balances and credit interest thereon. The participant balances are supported by the underlying assets. In connection with certain participant-initiated withdrawals, the contract guarantees that after all underlying assets are liquidated, any remaining participant balances will be paid by the Company. Under U.S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

Embedded Derivatives. The Company sells certain products (for example, variable annuities), which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains portfolio of derivative instruments that is intended to offset certain risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps and other instruments.

Primary Risks Managed by Derivatives

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral and NPR. This netting impact results in total derivative assets of $8,343 thousand and $176 thousand as of December 31, 2018 and 2017, respectively, and total derivative liabilities of $815 thousand and $10,284 thousand as of December 31, 2018 and 2017, respectively, reflected in the Consolidated Statements of Financial Position.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	December 31, 2018			December 31, 2017
		Fair Value			Fair Value
Primary Underlying/Instrument Type	Notional Amount	Assets	Liabilities	Notional Amount	Assets	Liabilities
	(in thousands)			(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Foreign Currency
Foreign Currency Forwards	$103,539	$6,260	$0	$97,956	$0	$(832)
Currency/Interest Rate
Foreign Currency Swaps	706,109	39,330	(3,346)	551,889	10,588	(16,966)
Total Qualifying Hedges	$809,648	$45,590	$(3,346)	$649,845	$10,588	$(17,798)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	2,875,971	97,805	(85,526)	2,901,181	120,334	(81,863)
Interest Rate Futures	38,000	120	0	0	0	0
Interest Rate Options	950,000	1,351	(21,645)	950,000	978	(4,898)
Foreign Currency
Foreign Currency Forwards	146,676	1,279	(100)	47,796	1	(673)
Currency/Interest Rate
Foreign Currency Swaps	1,688,834	109,031	(22,169)	1,377,665	60,948	(57,704)
Credit
Credit Default Swaps	120,000	2,600	0	0	0	0
Equity
Total Return Swaps	101,411	9,036	(117)	79,112	0	(3,076)
Equity Options	15,000	354	(78)	7	175	0
Equity Futures	87,556	0	(672)	0	0	0
Total Non-Qualifying Derivatives	$6,023,448	$221,576	$(130,307)	$5,355,761	$182,436	$(148,214)
Total Derivatives (1)	$6,833,096	$267,166	$(133,653)	$6,005,606	$193,024	$(166,012)

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $38,302 thousand and $53,390 thousand as of December 31, 2018, and 2017, respectively, included in "Future policy benefits" and "Other long-term investments".

Most of the Company’s derivatives do not qualify for hedge accounting for various reasons. For example: (i) derivatives that economically hedge embedded derivatives do not qualify for hedge accounting because changes in the fair value of the embedded derivatives are already recorded in net income, and (ii) synthetic GICs, which are product standalone derivatives, do not qualify as hedging instruments under hedge accounting rules.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	December 31, 2018
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statements of Financial Position	Net Amounts Presented in the Consolidated Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$267,166	$(258,822)	$8,344	$0	$8,344
Securities purchased under agreements to resell	5,766	0	5,766	(5,766)	0
Total Assets	$272,932	$(258,822)	$14,110	$(5,766)	$8,344
Offsetting of Financial Liabilities:
Derivatives(1)	$133,511	$(132,838)	$673	$(673)	$0
Total Liabilities	$133,511	$(132,838)	$673	$(673)	$0

	December 31, 2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statements of Financial Position	Net Amounts Presented in the Consolidated Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$192,849	$(192,849)	$0	$0	$0
Securities purchased under agreements to resell	64,306	0	64,306	(64,306)	0
Total Assets	$257,155	$(192,849)	$64,306	$(64,306)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$164,508	$(155,729)	$8,779	$(7,482)	$1,297
Total Liabilities	$164,508	$(155,729)	$8,779	$(7,482)	$1,297

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Counterparty Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. See Note 2 for additional information.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2018
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency	$0	$0	$0	$5,617
Currency/Interest Rate	0	9,477	36,990	4,643
Total cash flow hedges	0	9,477	36,990	10,260
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(20,703)	0	0	0
Currency	5,296	0	0	0
Currency/Interest Rate	121,935	0	1,072	0
Credit	(4,226)	0	0	0
Equity	6,170	0	0	0
Embedded Derivatives	29,029	0	0	0
Total non-qualifying hedges	137,501	0	1,072	0
Total	$137,501	$9,477	$38,062	$10,260

	Year Ended December 31, 2017
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency	$0	$0	$0	$(832)
Currency/Interest Rate	0	3,235	(28,079)	(4,127)
Total cash flow hedges	0	3,235	(28,079)	(4,959)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,723)	0	0	0
Currency	(11,582)	0	0	0
Currency/Interest Rate	(119,547)	0	(1,757)	0
Credit	0	0	0	0
Equity	(17,005)	0	0	0
Embedded Derivatives	(6,701)	0	0	0
Total non-qualifying hedges	(156,558)	0	(1,757)	0
Total	$(156,558)	$3,235	$(29,836)	$(4,959)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$1,875	$14,685	$(4,869)
Total cash flow hedges	0	1,875	14,685	(4,869)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(56,938)	0	0	0
Currency	8,232	0	0	0
Currency/Interest Rate	43,007	0	878	0
Credit	0	0	0	0
Equity	(17,189)	0	0	0
Embedded Derivatives	42,429	0	0	0
Total non-qualifying hedges	19,541	0	878	0
Total	$19,541	$1,875	$15,563	$(4,869)

(1)	Amounts deferred in AOCI.

For the years ended December 31, 2018, 2017 and 2016, the ineffective portion of derivatives accounted for using hedge accounting were de minimis to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2015	$1,730
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	12,213
Amount reclassified into current period earnings	(17,082)
Balance, December 31, 2016	(3,139)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2017	(30,011)
Amount reclassified into current period earnings	25,052
Balance, December 31, 2017	(8,098)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2018	59,240
Amounts reclassified into current period earnings	(48,981)
Balance, December 31, 2018	$2,161

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Using December 31, 2018 values, it is estimated that a pre-tax gain of $13,137 thousand will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2019, offset by amounts pertaining to the hedged items. The exposures the Company is hedging with these qualifying cash flow hedges include the variability of future cash flows from forecasted transactions denominated in foreign currencies, the purchases of invested assets, and the receipt or payment of variable interest on existing financial instruments. The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 5 years.

Credit Derivatives

The Company has written credit protection on certain index references and had outstanding notional amounts of $120,000 thousand and $0 thousand as of December 31, 2018 and 2017, respectively. These credit derivatives are reported at fair value as an asset of $2,600 thousand and $0 thousand, as of December 31, 2018 and 2017, respectively. As of December 31, 2018, these credit derivatives had a NAIC 6 rating. NAIC designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying referenced securities become worthless. These index references have maturities of less than 5 years.

The Company has no purchased credit protection as of December 31, 2018 and 2017.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, PGF, related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.

6.    FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, short-term investments and equity securities that trade on an active exchange market.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments, certain cash equivalents and certain OTC derivatives.

Level 3—Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain asset-backed and mortgage-backed securities, certain government securities, certain private fixed maturities

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts and embedded derivatives resulting from certain products with guaranteed benefits.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2018
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$6,812	$0	$0	$6,812
Obligations of U.S. states and their political subdivisions	0	4,485	0	0	4,485
Foreign government bonds	0	47,456	0	0	47,456
U.S. corporate public securities	0	638,544	2,383	0	640,927
U.S. corporate private securities	0	315,509	5,379	0	320,888
Foreign corporate public securities	0	183,113	0	0	183,113
Foreign corporate private securities	0	112,383	0	0	112,383
Asset-backed securities(2)	0	185,042	5,459	0	190,501
Commercial mortgage-backed securities	0	427,644	0	0	427,644
Residential mortgage-backed securities	0	48,288	224	0	48,512
Sub-total	0	1,969,276	13,445	0	1,982,721
Assets supporting experience-rated contractholder liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	226,954	0	0	226,954
Obligations of U.S. states and their political subdivisions	0	196,246	18	0	196,264
Foreign government bonds	0	120,806	224,831	0	345,637
Corporate securities	0	12,584,041	444,112	0	13,028,153
Asset-backed securities(2)	0	1,516,882	148,545	0	1,665,427
Commercial mortgage-backed securities	0	2,323,973	0	0	2,323,973
Residential mortgage-backed securities	0	810,554	387	0	810,941
Equity securities	0	0	819	0	819
Cash equivalents and short-term investments	0	214,617	0	0	214,617
Sub-total	0	17,994,073	818,712	0	18,812,785
Fixed maturities, trading	0	19,937	0	0	19,937
Equity securities	0	1,101	462	0	1,563
Other invested assets(3)	120	267,045	54	(258,822)	8,397
Short-term investments	0	6,447	0	0	6,447
Cash equivalents	3,453	17,163	0	0	20,616
Other assets	0	165,810	0	0	165,810
Separate account assets(4)(5)	26,107,589	14,436,607	655,948	0	41,200,144
Total assets	$26,111,162	$34,877,459	$1,488,621	$(258,822)	$62,218,420
Future policy benefits	$0	$0	$38,356	$0	$38,356
Other liabilities	672	132,838	143	(132,838)	815
Total liabilities	$672	$132,838	$38,499	$(132,838)	$39,171

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$6,941	$0	$0	$6,941
Obligations of U.S. states and their political subdivisions	0	4,765	0	0	4,765
Foreign government bonds	0	106,110	0	0	106,110
U.S. corporate public securities	0	802,974	0	0	802,974
U.S. corporate private securities	0	318,956	7,726	0	326,682
Foreign corporate public securities	0	218,079	0	0	218,079
Foreign corporate private securities	0	103,833	0	0	103,833
Asset-backed securities(2)	0	25,376	75,780	0	101,156
Commercial mortgage-backed securities	0	357,297	0	0	357,297
Residential mortgage-backed securities	0	58,697	292	0	58,989
Sub-total	0	2,003,028	83,798	0	2,086,826
Assets supporting experience-rated contractholder liabilities(6):
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	42,007	0	0	42,007
Obligations of U.S. states and their political subdivisions	0	208,258	0	0	208,258
Foreign government bonds	0	125,803	222,833	0	348,636
Corporate securities	0	13,520,674	462,131	0	13,982,805
Asset-backed securities(2)	0	669,804	721,800	0	1,391,604
Commercial mortgage-backed securities	0	2,310,683	0	0	2,310,683
Residential mortgage-backed securities	0	966,019	564	0	966,583
Equity securities	0	0	3,798	0	3,798
Cash equivalents and short-term investments	24,933	104,823	7,215	0	136,971
Sub-total	24,933	17,948,071	1,418,341	0	19,391,345
Fixed maturities, trading(6)	0	19,192	0	0	19,192
Equity securities(6)	0	1,204	1,436	0	2,640
Other invested assets(3)(6)	0	192,849	319	(192,849)	319
Short-term investments	280	46,123	0	0	46,403
Cash equivalents	0	(888)	0	0	(888)
Other assets	0	170,013	0	0	170,013
Separate account assets(4)(5)	29,514,738	15,596,218	1,080,114	0	46,191,070
Total assets	$29,539,951	$35,975,810	$2,584,008	$(192,849)	$67,906,920
Future policy benefits	$0	$0	$53,534	$0	$53,534
Other liabilities	0	164,508	1,505	(155,729)	10,284
Total liabilities	$0	$164,508	$55,039	$(155,729)	$63,818

(1)
“Netting” amounts represent cash collateral of $125,984 thousand and $37,120 thousand as of December 31, 2018 and 2017, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)	Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)
Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2018 and 2017, the fair values of such investments were $7,853 thousand and $0 thousand, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Consolidated Statements of Financial Position.

(5)
Separate account assets included in the fair value hierarchy include investments in real estate, hedge funds and other invested assets, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2018 and 2017, the fair value of such investments was $906,304 thousand and $787,018 thousand, respectively.

(6)	Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for details.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2018 and 2017, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.

The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately-traded securities, as well as mutual fund shares. The fair values of most publicly-traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Other Invested Assets - Other invested assets include limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are primarily investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose underlying holdings generally include public fixed maturities, equity securities and mutual funds), as well as wholly-owned real estate held within other investment funds. For the unconsolidated fund investments, where the Company has elected the fair value option, the fair value is primarily determined by the fund managers and is measured at NAV as a practical expedient.

Other Assets - Other assets include affiliated notes receivable, which are valued based on a broker quote and classified within Level 2 in the fair value hierarchy. Other assets may also be classified within Level 3 in the fair value hierarchy when an assumption is unobservable and is considered to be a significant input to the valuation.

Derivative Instruments - Derivatives are recorded at fair value within “Other invested assets”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.

The Company’s exchange-traded futures and options include treasury futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company's cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

Derivatives classified as Level 3 include other structured products. These derivatives are valued based upon models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets - Separate account assets include mutual funds, fixed maturity securities, treasuries, equity securities and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities”, “Equity Securities" and "Commercial Mortgage and Other Loans".

Future Policy Benefits - Future policy benefits include the fair values of the guaranteed withdrawal benefits ("GMWB") liabilities and are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management’s judgment.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

Other Liabilities - Other liabilities include certain derivative instruments, the fair values of which are determined consistent with similar derivative instruments described above under “Derivative Instruments”.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2018
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities(2)	$85,057	Discounted cash flow	Discount rate	5.13%	20.00%	11.83%	Decrease
		Liquidation	Liquidation value	11.77%	40.71%	24.69%	Increase
Asset-backed securities	$946	Discounted cash flow	Average Life (years)	0.12 years	0.12 years	0.12 years	Decrease
			Comparable security credit spread	0.25%	0.25%	0.25%	Decrease
Separate account assets-commercial mortgage loans(3)	$585,739	Discounted cash flow	Spread	1.12%	2.55%	1.31%	Decrease
Liabilities:
Future policy benefits(4)	$38,356	Discounted cash flow	Lapse rate (5)	0%	19%		Decrease
			Spread over LIBOR (6)	0.36%	1.60%		Decrease
			Utilization rate (7)		100%		Increase
			Withdrawal rate (8)	91%	100%		Increase
			Mortality rate (9)	0%	12%		Decrease
			Equity volatility curve	18%	22%		Increase

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	As of December 31, 2017
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities(2)	$62,030	Discounted cash flow	Discount rate	5.06%	20.00%	8.16%	Decrease
		Liquidation	Liquidation Value	13.10%	25.00%	14.37%	Increase
Separate account assets-commercial mortgage loans(3)	$555,225	Discounted cash flow	Spread	1.08%	2.78%	1.23%	Decrease
Liabilities:
Future policy benefits(4)	$53,534	Discounted cash flow	Lapse rate (5)	0%	19%		Decrease
			Spread over LIBOR (6)	0.12%	1.10%		Decrease
			Utilization rate (7)		100%		Increase
			Withdrawal rate (8)	91%	100%		Increase
			Mortality rate (9)	0%	12%		Decrease
			Equity volatility curve	13%	25%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)	Includes assets classified as fixed maturities available-for-sale, assets supporting experience-rated contractholder liabilities and fixed maturities, trading.

(3)
Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Consolidated Statements of Financial Position. As a result, changes in value associated with these investments are not reflected in the Company's Consolidated Statement of Operations.

(4)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(5)	Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit. Lapse rates are reduced when contracts are more in-the-money.

(6)
The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect our estimates of rates that a market participant would use to value the living benefit contracts in both the accumulation and payout phases. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because both funding agreements and living benefit contracts are insurance liabilities and are therefore senior to debt.

(7)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. It is assumed all contracts will eventually begin withdrawals.

(8)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the product type, the age of the contractholder, and the election of the spousal option. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(9)
Range reflects the mortality rate for the vast majority of business with living benefits. Certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%.

Interrelationships Between Unobservable Inputs - In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities - The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits - The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Changes in Level 3 Assets and Liabilities - The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate. During the second quarter of 2018, $461,797 thousand of investments in CLOs reported as “Asset-backed securities” were transferred from Level 3 to Level 2 as market activity, liquidity and overall observability of valuation inputs of CLOs have increased.

	Year Ended December 31, 2018
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other(4)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets held(5)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate Securities(1)	$7,726	$(1,257)	$180	$(543)	$0	$(2,239)	$0	$3,895	$0	$7,762	$(1,326)
Structured Securities(2)	76,072	(281)	27,830	0	0	(67)	0	0	(97,871)	5,683	0
Assets supporting experience-rated contractholder liabilities:
Obligations of U.S. states and their political subdivisions	0	(18)	0	0	0	0	36	0	0	18	(18)
Foreign government	222,833	6,805	0	0	0	(4,807)	0	0	0	224,831	1,412
Corporate securities(1)	462,131	(35,135)	147,526	0	0	(179,130)	(28)	71,925	(23,177)	444,112	(36,544)
Structured Securities(2)	722,364	(1,469)	98,099	0	0	(165,231)	0	33,449	(538,280)	148,932	(2,056)
Equity securities	3,798	421	0	(3,525)	0	0	125	0	0	819	(107)
All other activity	7,215	(1,663)	90,360	(2,975)	0	(92,929)	(8)	0	0	0	0
Other assets:
Equity securities	1,436	203	0	(1,227)	0	0	50	0	0	462	(6)
Other invested assets	319	(90)	0	0	0	0	(175)	0	0	54	(90)
Other assets	0	(59)	0	0	0	0	0	19,150	(19,091)	0	0
Separate account assets(3)	1,080,114	(8,857)	336,621	(18,379)	0	(235,583)	0	181,321	(679,289)	655,948	0
Liabilities:
Future policy benefits	(53,534)	27,468	0	0	(12,290)	0	0	0	0	(38,356)	23,878
Other liabilities	(1,505)	1,362	0	0	0	0	0	0	0	(143)	1,187

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets held(5)
	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances
	(in thousands)
Fixed maturities, available-for-sale	$(1,097)	$0	$0	$(445)	$4	$(1,326)	$0	$0
Assets supporting experience-rated contractholder liabilities	0	(39,477)	0	0	8,418	0	(37,313)	0
Other assets:
Equity securities	0	203	0	0	0	0	(6)	0
Other invested assets	(90)	0	0	0	0	(90)	0	0
Other assets	0	0	0	(59)	0	0	0	0
Separate account assets(3)	0	0	(8,996)	0	139	0	0	0
Liabilities:
Future policy benefits	27,468	0	0	0	0	23,878	0	0
Other liabilities	1,362	0	0	0	0	1,187	0	0

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017(6)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other(4)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets held(5)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate Securities(1)	$8,971	$(3,149)	$404	$0	$0	$(1,654)	$(1,358)	$6,290	$(1,778)	$7,726	$(5,376)
Structured Securities(2)	80,103	22,299	74,545	(87,663)	0	(6,280)	0	3,464	(10,396)	76,072	0
Assets supporting experience-rated contractholder liabilities:
Obligations of U.S. states and their political subdivisions	0	0	0	0	0	0	0	0	0	0	0
Foreign government	227,268	371	0	0	0	(4,806)	0	0	0	222,833	(4,880)
Corporate securities(1)	154,283	(30,703)	123,144	(2,279)	0	(113,789)	(3,411)	352,531	(17,645)	462,131	(32,922)
Structured Securities(2)	289,740	4,589	612,946	(19,047)	0	(318,582)	0	548,224	(395,506)	722,364	3,856
Equity securities	367	151	0	0	0	0	3,280	0	0	3,798	151
All other activity	0	0	46,382	0	0	(39,167)	0	0	0	7,215	0
Other assets:
Equity securities	1,436	0	0	0	0	0	0	0	0	1,436	0
Other invested assets	126	10	0	0	0	0	183	0	0	319	10
Other assets	18,978	0	0	0	0	0	0	0	(18,978)	0	0
Separate account assets(3)	814,949	6,545	756,125	(77,589)	0	(442,407)	0	260,077	(237,586)	1,080,114	1,144
Liabilities:
Future policy benefits	(31,781)	(10,176)	0	0	(11,577)	0	0	0	0	(53,534)	(13,332)
Other liabilities	(1,943)	438	0	0	0	0	0	0	0	(1,505)	356

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	Year Ended December 31, 2017(6)
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets held(5)
	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances
	(in thousands)
Fixed maturities, available-for-sale	$23,661	$0	$0	$(4,555)	$44	$(5,376)	$0	$0
Assets supporting experience-rated contractholder liabilities	0	(34,066)	0	0	8,474	0	(33,795)	0
Other assets:
Equity securities	0	0	0	0	0	0	0	0
Other invested assets	10	0	0	0	0	10	0	0
Other assets	0	0	0	0	0	0	0	0
Separate account assets(3)	0	0	5,958	0	587	0	0	1,144
Liabilities:
Future policy benefits	(10,176)	0	0	0	0	(13,332)	0	0
Other liabilities	438	0	0	0	0	356	0	0

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2016, as well as the portion of gains or losses included in income attributable to unrealized gains and losses related to those assets and liabilities still held together as of December 31, 2016.

	Year Ended December 31, 2016(6)
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets held(5)
	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances
	(in thousands)
Fixed maturities, available-for-sale	$2,616	$0	$0	$3,444	$150	$(1,398)	$0	$0
Assets supporting experience-rated contractholder liabilities	0	(17,828)	0	0	3,870	0	(16,812)	0
Other assets:
Equity securities	0	0	0	0	0	0	0	0
Other invested assets	(53)	0	0	0	0	(53)	0	0
Other assets	(31,955)	0	0	800	77	0	0	0
Separate account assets(3)	0	0	12,289	0	453	0	0	(515)
Liabilities:
Future policy benefits	7,547	0	0	0	0	1,619	0	0
Other liabilities	(153)	0	0	0	0	(414)	0	0

(1)
Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities. Prior period amounts were aggregated to conform to current period presentation.

(2)	Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities. Prior period information has been revised to conform to current period presentation.

(3)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(4)	Other primarily represents reclassifications of certain assets between reporting categories.

(5)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(6)	Prior period amounts have been updated to conform to current period presentation.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying risk. These tables include NPR and exclude embedded derivatives. The derivative assets and liabilities shown below are included in “Other invested assets" and "Other liabilities” in the tables contained within the section “-
Assets and Liabilities by Hierarchy Level” and “- Changes in Level 3 Assets and Liabilities”.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	As of December 31, 2018
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Derivative assets:
Interest Rate	$120	$110,791	$0	$0	$110,911
Currency	0	7,539	0	0	7,539
Credit	0	0	0	0	0
Currency/Interest Rate	0	148,361	54	0	148,415
Equity	0	354	0	0	354
Netting(1)	0	0	0	(258,822)	(258,822)
Total derivative assets	$120	$267,045	$54	$(258,822)	$8,397
Derivative liabilities:
Interest Rate	$0	$107,145	$143	$0	$107,288
Currency	0	100	0	0	100
Credit	0	0	0	0	0
Currency/Interest Rate	0	25,515	0	0	25,515
Equity	672	78	0	0	750
Netting(1)	0	0	0	(132,838)	(132,838)
Total derivative liabilities	$672	$132,838	$143	$(132,838)	$815

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Derivative assets:
Interest Rate	$0	$122,154	$0	$0	$122,154
Currency	0	1	0	0	1
Credit	0	0	0	0	0
Currency/Interest Rate	0	70,695	0	0	70,695
Equity	0	0	319	0	319
Netting(1)	0	0	0	(192,849)	(192,849)
Total derivative assets	$0	$192,849	$319	$(192,849)	$319
Derivative liabilities:
Interest Rate	$0	$88,183	$1,505	$0	$89,688
Currency	0	1,505	0	0	1,505
Credit	0	0	0	0	0
Currency/Interest Rate	0	74,820	0	0	74,820
Equity	0	0	0	0	0
Netting(1)	0	0	0	(155,729)	(155,729)
Total derivative liabilities	$0	$164,508	$1,505	$(155,729)	$10,284

(1) "Netting" amounts represents cash collateral and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting agreement.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Changes in Level 3 derivative assets and liabilities-The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2018
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(4)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3(3)	Transfers out of Level 3(3)	Fair Value, end of period	Unrealized gains (losses) for assets still held(4)
	(in thousands)
Net Derivative - Equity	$319	$(90)	$0	$0	$0	$0	$(175)	$0	$0	$54	$(90)
Net Derivative - Interest Rate	(1,505)	1,362	0	0	0	0	0	0	0	(143)	1,187

	Year Ended December 31, 2017(5)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(4)	Purchases	Sales	Issuances	Settlements	Other(1)	Transfers into Level 3(3)	Transfers out of Level 3(3)	Fair Value, end of period	Unrealized gains (losses) for assets still held(4)
	(in thousands)
Net Derivative - Equity	$126	$10	$0	$0	$0	$0	$183	$0	$0	$319	$10
Net Derivative - Interest Rate	(1,943)	438	0	0	0	0	0	0	0	(1,505)	356

	Year Ended December 31, 2016(5)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(4)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3(3)	Transfers out of Level 3(3)	Fair Value, end of period	Unrealized gains (losses) for assets still held(4)
	(in thousands)
Net Derivative - Equity	$238	$(53)	$0	$0	$0	$0	$(59)	$0	$0	$126	$(53)
Net Derivative - Interest Rate	(1,683)	(153)	0	(107)	0	0	0	0	0	(1,943)	(414)

(1) 2017 relates to warrants received in an asset restructuring that resulted in reclassification of reporting category.
(2) 2016 relates to private warrants reclassified from derivatives to trading securities.
(3) Transfers into or out of Level 3 are generally reported at the value as of the beginning of the period in which the transfer occurs.
(4) Total realized and unrealized gains (losses) as well as unrealized gains (losses) for assets still held at the end of the period are recorded in “Realized investment gains (losses), net.”
(5) Prior period amounts have been updated to conform to current period presentation.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. There were fair value reserve adjustments for the years ended December 31, 2018 and 2017 on certain commercial mortgage loans. The carrying value after measurement of these loans as of December 31, 2018 and 2017 was $32,316 thousand and $41,849 thousand, respectively. Similar nonrecurring fair value adjustments on commercial mortgage loans resulted in losses of $(6,533) thousand for the year ended December 31, 2018 and gains of $508 thousand for the year ended December 31, 2017. There was no reserve adjustment for the year ended December 31, 2016. The reserve adjustments were based on discounted cash flows utilizing market rates.

Due to the adoption of ASU 2016-01 effective January 1, 2018, LPs/LLCs (formerly accounted for under the cost method) are carried at fair value at each reporting date with changes in fair value reported in “Other income (loss).”  Therefore, these assets are no longer carried at fair value on a non-recurring basis and there are no impairments on these certain investments for the year ended December 31, 2018. However, impairments of $0 thousand and $50 thousand were recorded for the years ended December 31, 2017 and 2016,

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

respectively, on certain cost method investments. The impairments were based primarily on discounted future cash flow models, and, where appropriate, valuations provided by the general partners taking into consideration with deal and management fee expenses and classified as Level 3 in the hierarchy.

Fair Value of Financial Instruments – The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2018(1)
	Fair Value				Carrying Amount (2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$5,358,164	$5,358,164	$5,375,707
Cash and cash equivalents	21,291	5,763	0	27,054	27,054
Accrued investment income	0	162,644	0	162,644	162,644
Reinsurance recoverables	0	0	481,177	481,177	481,177
Other invested assets	0	9,887	0	9,887	9,887
Short-term investments	2,174	0	0	2,174	2,174
Assets supporting experience-rated contractholder liabilities	0	0	0	0	0
Other assets	0	57,676	0	57,676	57,676
Total Assets	$23,465	$235,970	$5,839,341	$6,098,776	$6,116,319
Liabilities:
Policyholders' account balances - investment contracts	$0	$0	$24,946,925	$24,946,925	$25,072,839
Reinsurance payables	0	0	481,169	481,169	481,169
Cash collateral for loaned securities	0	64,436	0	64,436	64,436
Other liabilities	0	148,341	0	148,341	148,341
Separate account liabilities - investment contracts	0	40,016,427	2,031,261	42,047,688	42,047,688
Total Liabilities	$0	$40,229,204	$27,459,355	$67,688,559	$67,814,473

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	December 31, 2017(1)
	Fair Value				Carrying Amount (2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$5,589,545	$5,589,545	$5,540,813
Cash and cash equivalents	5,740	(721)	0	5,019	5,019
Accrued investment income	0	170,397	0	170,397	170,397
Reinsurance recoverables	0	0	681,871	681,871	681,871
Other invested assets	0	0	0	0	0
Short-term investments	(203)	0	0	(203)	(203)
Assets supporting experience-rated contractholder liabilities(3)	58,278	50,000	0	108,278	108,278
Other assets	0	76,540	0	76,540	76,540
Total Assets	$63,815	$296,216	$6,271,416	$6,631,447	$6,582,715
Liabilities:
Policyholders' account balances - investment contracts(4)	$0	$0	$25,549,127	$25,549,127	$25,553,177
Reinsurance payables	0	0	681,864	681,864	681,864
Cash collateral for loaned securities	0	394,709	0	394,709	394,709
Other liabilities	0	202,194	0	202,194	202,194
Separate account liabilities - investment contracts	0	41,863,903	5,015,400	46,879,303	46,879,304
Total Liabilities	$0	$42,460,806	$31,246,391	$73,707,197	$73,711,248

(1)
The information presented as of December 31, 2017, excludes certain hedge funds, private equity funds and other funds that were accounted for using the cost method and for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. The fair value and the carrying value of these cost method investments were $6,313 thousand and $5,237 thousand, respectively. Due to the adoption of ASU 2016-01 effective January 1, 2018, these assets are carried at fair value at each reporting date with changes in fair value reported in “Other income (loss).” Therefore, as of December 31, 2018, these assets are excluded from this table but are reported in the fair value recurring measurement table.

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

(3)	Retitled "Trading accounts - other activity" to "Assets supporting experience-rated contractholder liabilities" due to the adoption of ASU 2016-01. See Note 2 for further detail.

(4)	Revised carrying value to reflect correct amount.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below:

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Cash and cash equivalents, Accrued investment income, Reinsurance recoverables, Other invested assets, Short-term investments, Assets supporting experience-rated contractholder liabilities and Other assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent; accrued investment income; short-term investments; other invested assets; assets supporting experience-rated contractholder liabilities and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, and accounts receivable.

Policyholders’ Account Balances – Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Reinsurance payables

The Company believes that due to the short-term nature of these liabilities, the carrying value approximates the fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as unsettled trades, drafts, compensation and accrued expense payables. Due to the short-term until settlement of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities–Investment Contracts

Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

7. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, which are included in "Other assets", are as follows:

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

	2018	2017	2016
	(in thousands)
Balance, beginning of year	$124,309	$119,029	$116,672
Capitalization of commissions, sales and issue expenses	5,869	10,509	12,927
Amortization, net of interest	(8,012)	(5,791)	(9,499)
Foreign currency translation	(417)	562	(1,071)
Balance, end of year	$121,749	$124,309	$119,029

8. VALUE OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, are as follows:

	2018	2017	2016
	(in thousands)
Balance, beginning of year	$223,161	$217,372	$200,447
Amortization(1)	(679)	(8,044)	4,548
Interest(2)	15,020	13,833	12,377
Balance, end of year	$237,502	$223,161	$217,372

(1)	The weighted average remaining expected life for VOBA amortization is approximately 11.62 years.

(2)	The interest accrual rate was 6.4% for 2018, 2017 and 2016, respectively.

The following table provides estimated future amortization, net of interest, for the periods indicated.

	2019	2020	2021	2022	2023

	(in thousands)
Estimated future VOBA amortization	$7,070	$6,713	$6,420	$6,319	$6,379

Goodwill

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed and was the result of the acquisition of CIGNA’s retirement business. For tax purposes, the transaction was accounted for as a purchase of assets and did not result in the recognition of any nondeductible assets.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of the Company below its carrying amount, as discussed in further detail in Note 2.

The Company performed goodwill impairment testing using the quantitative approach at December 31, 2018 and 2017. There were no impairments recorded in 2018, 2017 or 2016.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Other Intangibles

On December 31, 2007, the Company acquired a portion of UBOC’s retirement business for $103,000 thousand of cash consideration. In recording the transaction, $2,600 thousand of the purchase price was paid for by the Company on behalf of Prudential Bank and Trust, FSB (“PB&T”), an affiliated company. The remaining purchase price of $100,400 thousand was included in other intangible assets as it represented the value of customer contracts, which is reflected in “Other assets.” Other intangible assets at December 31 consist of:

	2018			2017
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in thousands)
Customer Contracts (UBOC acquisition)	$100,400	$(47,665)	$52,735	$100,400	$(42,635)	$57,765

Customer contract-related intangibles associated with the acquisition of a portion of UBOC's retirement business are being amortized over 25 years. Amortization expense for these other intangibles currently owned by the Company is expected to be as follows:

Other Intangible Assets Amortization
(in thousands)
2019	$4,890
2020	4,734
2021	4,566
2022	4,390
2023	4,210
2024 and thereafter	29,945
Total	$52,735

9. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 were as follows:

	2018	2017
	(in thousands)
Group and individual annuities	$668,454	$765,406
Other contract liabilities	38,356	53,534
Total future policy benefits	$706,810	$818,940

Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the aggregate of (1) the present value of expected future payments and (2) any premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits is determined to be insufficient to provide for expected future policy benefits and maintenance expenses. Premium deficiency reserves of $49,187 thousand and $73,296 thousand have been recorded at December 31, 2018 and 2017, respectively. Assumptions as to mortality are based on the Company’s experience and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present value range from 1.20% to 10.00%; and less than 1% of the reserves are based on an interest rate in excess of 8.00%.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The future policy benefits for other contract liabilities represent liabilities which are associated with the guaranteed minimum withdrawal benefit ("GMWB") for certain of the Company’s products, and are considered to be bifurcated embedded derivatives recorded at fair value. The Company issues the benefit as part of variable annuity contracts with a guaranteed withdrawal feature. The withdrawal feature guarantees that participants can withdraw amounts based on a percentage of their protected value. For the variable annuity contracts taken collectively, the protected value under the contract is the greatest of: (1) the account value on the business day prior to locking in the benefit; (2) the highest contract value on a specified date plus subsequent purchase payments minus any withdrawals; or (3) for certain of the contracts, the total deposits made to the contract less any partial withdrawals compounded at a fixed percentage. Changes in the fair value of these embedded derivatives, along with any fees attributed or payments made relating to the embedded derivative, are recorded in “Realized investment gains (losses), net.” The interest rates used in the determination of present value range from 3.10% to 4.44%. The fair value of the embedded derivative resulted in a liability of $38,356 thousand and a liability of $53,534 thousand at December 31, 2018 and 2017, respectively. Through March 31, 2016, the Company had a transaction with an affiliated company which was accounted for as a derivative in “Other assets” effectively offsetting the future policy benefit reserves. Effective April 1, 2016, the Company recaptured the risks related to those guaranteed minimum withdrawal benefits, which is also referred to as the "Variable Annuities Recapture" and is, managing the risk of the guarantees within the Company. See Notes 1 and 13 for additional information.

Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the single premium immediate annuities with life contingencies. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional PFL liability be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years.

Policyholders' Account Balances

Policyholders' account balances at December 31 were as follows:

	2018	2017
	(in thousands)
Group annuities	$25,012,132	$25,483,987
Guaranteed investment contracts and guaranteed interest accounts	60,707	69,190
Policyholders' account balances	$25,072,839	$25,553,177

Policyholders’ account balances represent an accumulation of account deposits plus allocated interest less withdrawals, expenses and mortality charges, if applicable. Additional liabilities are held if the contractual fund balance exceeds the experience accumulation and, if applicable, present value reserves based on guaranteed benefits based on contractual or Company assumptions. The interest rates used in the determination of the policyholders’ account balances range from 2.94% to 12.75%; and less than 1% of the reserves are based on an interest rate in excess of 8.00%.

10. REINSURANCE

The Company’s primary use of reinsurance relates to the assumption reinsurance used in the acquisition of CIGNA’s retirement business. There are a series of reinsurance agreements, which were utilized to effect the transfer of the retirement business to the Company in 2004. The reinsurance agreements between the Company and CIGNA included coinsurance-with-assumption and modified coinsurance arrangements accounted for using the deposit method of accounting. The Company will account for a reinsurance arrangement using the deposit method of accounting, if the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk.

Through March 31, 2016, the Company had an automatic coinsurance agreement with an affiliate, Pruco Re, as part of its risk management and capital management strategies, providing for 100% reinsurance of the Company’s guaranteed minimum withdrawal benefit associated with certain of the Company’s products. Effective April 1, 2016, the Company recaptured the risks related to those

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

guaranteed minimum withdrawal benefits which is also referred to as the "Variable Annuities Recapture" and is currently managing the risk of the guarantees within the Company. See Notes 1 and 13 for additional information.

The Company has entered into several reinsurance agreements to assume longevity risk in the United Kingdom. The Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk. During 2018 and 2017, the Company entered into two significant reinsurance transactions and the account values associated with these transactions were $0.6 billion and $1.6 billion, respectively.

Reinsurance assumed business is generally accounted for consistent with direct business. Revenues, benefits and expenses include amounts assumed under reinsurance agreements and are reflected net of reinsurance ceded.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to assumed long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fee income, and policyholders’ benefits for the years ended December 31, were as follows:

	2018	2017	2016
	(in thousands)
Direct premiums	$0	$0	$0
Reinsurance assumed	570,366	509,179	467,524
Reinsurance ceded	0	0	0
Premiums	$570,366	$509,179	$467,524

Direct policy charges and fee income	$190,677	$178,385	$162,243
Reinsurance assumed	(5)	4	6
Reinsurance ceded	0	0	0
Policy charges and fee income	$190,672	$178,389	$162,249

Direct policyholders' benefits	$6,561	$3,912	$6,052
Reinsurance assumed	557,720	527,529	481,517
Reinsurance ceded	(3)	6	8
Policyholders' benefits	$564,278	$531,447	$487,577

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

11. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2018	2017	2016
	(in thousands)
Current tax expense (benefit)
U.S. federal	$(18,353)	$15,081	$54,125
State and local	0	170	1
Foreign	359	71	29
Total	(17,994)	15,322	54,155
Deferred tax expense (benefit)
U.S. federal	455	4,794	(37,271)
State and local	0	0	0
Total	455	4,794	(37,271)
Income tax expense (benefit) on operations	(17,539)	20,116	16,884
Income tax expense reported in stockholder's equity related to:
Other comprehensive income (loss)	(5,551)	(5,565)	7,651
Total income tax expense (benefit)	$(23,090)	$14,551	$24,535

Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 21% applicable for 2018 and 35% applicable for the periods prior to 2018 to income before income taxes for the following reasons:

	2018	2017	2016
	(in thousands)
Expected federal income tax expense	$25,072	$53,375	$53,269
Non-taxable investment income(1)	(29,580)	(31,921)	(29,606)
Foreign tax credit	(9,455)	(6,982)	(6,600)
Changes in tax law	(4,598)	5,857	0
Other(1)	1,022	(213)	(179)
Total income tax expense on operations	$(17,539)	$20,116	$16,884
Effective tax rate	(14.7)%	13.2%	11.1%

(1) Prior period amounts have been reclassified to conform to the current period presentation.

The effective tax rate is the ratio of “Income tax expense on operations” divided by “Income (loss) before income taxes.” The Company’s effective tax rate for fiscal years 2018, 2017 and 2016 was (14.7%), 13.2% and 11.1%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2018 and 35% applicable for the periods prior to 2018, and the Company’s effective tax rate during the periods presented:

Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:

Tax Act of 2017 - On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. As a result, the Company recognized a $5,857 thousand tax expense in “Income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

year ended December 31, 2017. In accordance with SEC Staff Accounting Bulletin 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $1,065 thousand decrease in income tax expense for a total of $4,791 thousand recognized from the reduction in net deferred tax assets to reflect the reduction in the U.S. tax rate from 35% to 21%.

2018 Industry Issue Resolution (IIR) - In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an accelerated deduction for the Company’s 2017 tax return that would have otherwise been deductible in future years. Prior to the adoption of this Directive, the Company accounted for these future deductions as deferred tax assets measured using the current 21% corporate income tax rate. Upon adoption of the Directive, the tax benefits were revalued using the 35% tax rate applicable for the 2017 tax year in which they will now be recognized, resulting in a reduction in income tax expense of $3,533 thousand.

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $29,565 thousand of the total $29,580 thousand of 2018 non-taxable investment income, $31,900 thousand of the total $31,921 thousand of 2017 non-taxable investment income, and $29,582 thousand of the total $29,606 thousand of 2016 non-taxable investment income. The DRD for the current period was estimated using information from 2017, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, and the Company’s taxable income before the DRD.

Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	2018	2017
	(in thousands)
Deferred tax assets
Insurance reserves	$39,546	$136,636
Investments	44,703	0
Other	1,057	2,279
Deferred tax assets	85,306	138,915
Deferred tax liabilities
Investments	0	44,018
Net unrealized investment gains	2,446	19,306
Deferred policy acquisition costs and other intangibles	76,476	74,077
Deferred tax liabilities	78,922	137,401
Net deferred tax asset/(liability)	$6,384	$1,514

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

The Company had no valuation allowance as of December 31, 2018 and 2017. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

At December 31, 2018 and 2017, the Company had no federal or state operating and capital loss carryforwards for tax purposes.

Tax Audit and Unrecognized Tax Benefits

The Company’s receivable for income taxes includes the liability for unrecognized tax benefits and interest and penalties that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the receivable for income taxes.

The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2018	2017	2016
	(in thousands)
Balance at January 1,	$1,169	$287	$0
Increases in unrecognized tax benefits-prior years	0	464	144
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	0	418	143
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	(1,169)	0	0
Balance at December 31,	$0	$1,169	$287
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$1,169	$0

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).

As of December 31, 2018, 2017 and 2016, the Company recognized nothing in the Consolidated Statements of Operations and recognized no liabilities in the Consolidated Statements of Financial Position for tax-related interest and penalties.

At December 31, 2018, the Company remains subject to examination in the U.S. for tax years 2015 through 2017.

The Company joined the consolidated federal tax return of its ultimate parent, Prudential Financial, in 2010 and filed separate tax returns prior to 2010. The Company primarily files separate company state and local tax returns.

The Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner before the tax return is filed.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

12. STOCKHOLDER’S EQUITY

Dividends and Returns of Capital Restrictions

Without prior approval of its domiciliary commissioner, dividends to the shareholder are limited by the laws of the Company’s state of domicile, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the Company’s statutory surplus as of the preceding December 31 (total surplus of $1,082,292 thousand as of December 31, 2018) or its statutory net gain from operations after federal income taxes for the twelve month period ending on the preceding December 31 ($165,947 thousand as of December 31, 2018), limited by the Company’s earned surplus as of the preceding December 31. Earned surplus is calculated as unassigned surplus ($136,293 thousand as of December 31, 2018) less 25% of cumulative unrealized capital gains as of the preceding December 31 (cumulative unrealized capital loss of $(81,333) thousand as of December 31, 2018). Based on the December 31, 2018 calculation, there is a capacity to pay $136,293 thousand in dividends without prior approval in 2019.

The Company paid an extraordinary dividend of $115,000 thousand to its parent during the year ended December 31, 2018. In 2017, the Company paid a dividend of $90,000 thousand to its parent which was recorded as a return of capital and in 2016, the Company paid dividends of $147,000 thousand to its parent.

The Company received a current tax receivable of $13,330 thousand as contributed capital by Prudential Financial in September of 2016 as part of the Variable Annuities Recapture. See Note 1 for additional information.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Accumulated Other Comprehensive Income (Loss)

AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Comprehensive Income. Each of the components that comprise OCI are described in further detail in Note 2 (Foreign Currency Translation Adjustment and Net Unrealized Investment Gains (Losses)). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2015	$(55)	$9,610	$9,555
Change in other comprehensive income before reclassifications	9	16,850	16,859
Amounts reclassified from AOCI	0	4,958	4,958
Income tax (expense) benefit	(3)	(7,648)	(7,651)
Balance, December 31, 2016	(49)	23,770	23,721
Change in other comprehensive income before reclassifications(1)	(1)	51,161	51,160
Amounts reclassified from AOCI	0	(53,205)	(53,205)
Income tax (expense) benefit	0	5,565	5,565
Balance, December 31, 2017	(50)	27,291	27,241
Change in other comprehensive income before reclassifications	(1,926)	4,984	3,058
Amounts reclassified from AOCI	0	(46,542)	(46,542)
Income tax (expense) benefit	384	5,167	5,551
Cumulative effect of adoption of ASU 2016-01	0	(132)	(132)
Cumulative effect of adoption of ASU 2018-02	10	3,311	3,321
Balance, December 31, 2018	$(1,582)	$(5,921)	$(7,503)

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,		Affected line item in Consolidated Statements of Operations
	2018	2017
Amounts reclassified from AOCI(1)(2):	(in thousands)
Net unrealized investment gains (losses):
Cash flow hedges-Currency/Interest rate	$48,981	$(25,052)
Net unrealized investment gains (losses)	(2,439)	78,257
Total net unrealized investment gains (losses)	46,542	53,205	(3)
Total reclassifications for the period	$46,542	$53,205

(1) All amounts shown are before tax.
(2) Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3) See table below for additional information on unrealized investment gains (losses), including the impact on policyholders' account balances.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized and all other net unrealized investment gains (losses), are as follows:

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Future Policy Benefits and Policyholders' Account Balances	Deferred Income Tax Benefit (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2015	$4,110	$(6,489)	$1,327	$(1,052)
Net investment gains (losses) on investments arising during the period	6,071	0	(2,129)	3,942
Reclassification adjustment for (gains) losses included in net income	(763)	0	268	(495)
Reclassification adjustment for OTTI losses excluded from net income(1)	(676)	0	237	(439)
Impact of net unrealized investment (gains) losses on policyholders' account balances	0	(3,831)	1,341	(2,490)
Balance, December 31, 2016	8,742	(10,320)	1,044	(534)
Net investment gains (losses) on investments arising during the period	4,595	0	(5,026)	(431)
Reclassification adjustment for (gains) losses included in net income	(10,405)	0	11,381	976
Reclassification adjustment for OTTI losses excluded from net income(1)	(3)	0	3	0
Impact of net unrealized investment (gains) losses on policyholders' account balances	0	9,158	(3,894)	5,264
Balance, December 31, 2017	2,929	(1,162)	3,508	5,275
Net investment gains (losses) on investments arising during the period	(1,115)	0	229	(886)
Reclassification adjustment for (gains) losses included in net income	(243)	0	50	(193)
Reclassification adjustment for OTTI losses excluded from net income(1)	(42)	0	9	(33)
Impact of net unrealized investment (gains) losses on policyholders' account balances	0	663	(136)	527
Balance, December 31, 2018	$1,529	$(499)	$3,660	$4,690

(1)	Represents "transfers in/out, net" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI losses.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Future Policy Benefits and Policyholders' Account Balances	Deferred Income Tax Benefit (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2015	$64,740	$(48,128)	$(5,950)	$10,662
Net investment gains (losses) on investments arising during the period	21,754	0	(7,629)	14,125
Reclassification adjustment for (gains) losses included in net income	(4,195)	0	1,471	(2,724)
Reclassification adjustment for OTTI losses excluded from net income(2)	676	0	(237)	439
Impact of net unrealized investment (gains) losses on policyholders' account balances	0	2,772	(970)	1,802
Balance, December 31, 2016	82,975	(45,356)	(13,315)	24,304
Net investment gains (losses) on investments arising during the period	(64,822)	0	70,903	6,081
Reclassification adjustment for (gains) losses included in net income	63,610	0	(69,577)	(5,967)
Reclassification adjustment for OTTI losses excluded from net income(2)	3	0	(3)	0
Impact of net unrealized investment (gains) losses on policyholders' account balances	0	(4,179)	1,777	(2,402)
Balance, December 31, 2017	81,766	(49,535)	(10,215)	22,016
Net investment gains (losses) on investments arising during the period	(22,223)	0	1,189	(21,034)
Reclassification adjustment for (gains) losses included in net income	(46,299)	0	9,525	(36,774)
Reclassification adjustment for OTTI losses excluded from net income(2)	42	0	(9)	33
Impact of net unrealized investment (gains) losses on policyholders' account balances	0	27,659	(5,690)	21,969
Cumulative effect of ASU 2016-01	(204)	0	72	(132)
Cumulative effect of ASU 2018-02	0	0	3,311	3,311
Balance, December 31, 2018	$13,082	$(21,876)	$(1,817)	$(10,611)

(1)	Includes cash flow hedges. See Note 5 for information on cash flow hedges.

(2)	Represents "transfers in/out, net" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Statutory Net Income and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Connecticut Insurance Department. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of the Company amounted to $135,287 thousand, $100,454 thousand and $172,420 thousand for the years ended December 31, 2018, 2017 and 2016, respectively. Statutory surplus of the Company amounted to $1,082,292 thousand and $1,056,763 thousand at December 31, 2018 and 2017, respectively.

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.

13. RELATED PARTY TRANSACTIONS

Service Agreements – Services Received

The Company has a service agreement with Prudential Insurance, approved July 30, 2004 by the State of Connecticut Department of Insurance (“CT DOI”) under which Prudential Insurance provides general and administrative services and other services to the Company. The related charges to the Company were $408,744 thousand, $439,273 thousand and $429,294 thousand for the years ended December 31, 2018, 2017 and 2016, respectively, and are recorded as part of the Company's "Total general, administrative and other expenses". As of December 31, 2018 and 2017, the outstanding balances due to Prudential Insurance were $74,544 thousand and $82,150 thousand, respectively.

Under a separate agreement approved August 6, 2004 by the CT DOI, the Company receives cash management services from Prudential Insurance. The related charges to the Company were $968 thousand, $1,103 thousand and $1,810 thousand for the years ended December 31, 2018, 2017 and 2016, respectively. As of December 31, 2018 and 2017, the outstanding balances due to Prudential Insurance were $88 thousand and $99 thousand, respectively.

The Company has an investment management agreement with PGIM, Inc. (“PGIM”) approved August 6, 2004 by the CT DOI. PGIM provides investment management services to the Company for general and separate account assets. The related charges to the Company were $59,881 thousand, $58,689 thousand and $58,419 thousand for the years ended December 31, 2018, 2017 and 2016, respectively. As of December 31, 2018 and 2017, the outstanding balances due to PGIM were $6,143 thousand and $5,927 thousand, respectively.

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. Related party net derivative assets were $5,268 thousand at December 31, 2018. At December 31, 2017 related party net derivative liabilities were $8,779 thousand.

The Company’s related party payables and receivables are generally settled monthly.

Stock Based Compensation and Employee Benefit Plans

General and administrative expenses also include allocations of stock compensation expenses related to a stock option program issued by Prudential Financial. The expense charged to the Company for the stock option program was $181 thousand, $56 thousand and $220 thousand for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company receives a charge to cover its share of employee benefit expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final average earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $9,801 thousand, $10,871 thousand and $9,096 thousand for the years ended December 31, 2018, 2017 and 2016, respectively.

Prudential Insurance sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged to the Company for the matching contribution to the plans was $4,192 thousand, $4,423 thousand and $3,929 thousand for the years ended December 31, 2018, 2017 and 2016, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Prudential Bank & Trust, FSB

Prudential Bank & Trust, FSB provides services as the trustee for assets held under trust agreements. The related charges to the Company were $8,342 thousand, $7,325 thousand and $6,609 thousand for the years ended December 31, 2018, 2017 and 2016, respectively. As of December 31, 2018 and 2017, the outstanding balances due to Prudential Bank & Trust, FSB were $715 thousand and $622 thousand, respectively.

Prudential Investment Management Services, LLC.

The Company has a service agreement with Prudential Investment Management Services, LLC. (“PIMS”), a Prudential Financial subsidiary, approved in 2009, under which the Company charges PIMS fees related to mutual fund products sold through PIMS. The related revenues were $17,541 thousand, $19,541 thousand and $17,130 thousand for the years ended December 31, 2018, 2017 and 2016, respectively. As of December 31, 2018 and 2017, the outstanding balances receivable from PIMS were $0 thousand and $3,596 thousand, respectively.

Line of Credit

The Company has a line of credit from Prudential Funding, LLC, a Prudential Financial subsidiary, dated April 1, 2004, under which the Company may borrow up to $1 billion to finance working capital needs. The interest rate is based on Prudential Funding, LLC’s cost of funds, plus expenses, at the time of borrowing.

There was no outstanding balance at December 31, 2018 and 2017. Interest expense related to borrowings under this line of credit was $536 thousand, $14 thousand and $48 thousand for the years ended December 31, 2018, 2017 and 2016, respectively. There was no interest payable or receivable for the years ended December 31, 2018 and 2017.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in "Other assets" at December 31, were as follows:

	Maturity Dates	Interest Rates			2018	2017
					(in thousands)
U.S. dollar floating rate notes	2028	3.83%	-	4.25%	$19,005	$19,150
U.S. dollar fixed rate notes	2023	3.09%	-	3.09%	146,806	150,863
Total long-term notes receivable - affiliated(1)					$165,811	$170,013

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.

The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.

Accrued interest receivable related to these loans was $198 thousand and $152 thousand as of December 31, 2018 and 2017, respectively, and is included in “Other assets”. Revenues related to these loans were $5,189 thousand, $5,353 thousand and $4,264 thousand for the years ended December 31, 2018, 2017 and 2016, respectively, and are included in “Other income (loss)”.

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” had no impact associated with these transactions as of December 31, 2018 and 2017.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $21,043 thousand and $12,937 thousand as of December 31, 2018 and 2017, respectively. "Net investment income" related to these ventures includes a gain of $160 thousand and $1,055 thousand for the years ended December 31, 2018 and 2017, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Separate Account Assets and Liabilities

Included in the Company’s Separate Account Asset and Liability balances are funds of Prudential Insurance of $29,207 thousand and $65,768 thousand as of December 31, 2018 and 2017, respectively.

Edison Place Senior Note LLC

In November 2007, Prudential Insurance formed Edison Place Senior Note LLC (“Edison Place”), a wholly-owned joint venture subsidiary of Prudential Insurance. The purpose of Edison Place is to hold a portfolio of private placement investments, managed by Maranon Capital L.P. In April 2008, the Company, along with other affiliates, purchased an investment in Edison Place; the Company’s portion was $1,540 thousand, which represents a 12.03% interest in Edison Place.

Under the equity method of accounting the Company records in the consolidated financial statements its share of Edison Place’s earnings, on a quarterly basis. The Company’s investment in Edison Place was $616 thousand and $671 thousand at December 31, 2018 and 2017, respectively. This amount is a component of “Other invested assets” in the Consolidated Statements of Financial Position. The Company recorded an affiliated net gain in “Realized investment gains (losses), net” in the Consolidated Statements of Operations of $67 thousand, $151 thousand and $282 thousand for the years ended December 31, 2018, 2017 and 2016, respectively.

Pruco Reinsurance Limited

As discussed in Notes 1 and 10, through March 31, 2016, the Company had an automatic coinsurance agreement with an affiliate, Pruco Reinsurance Limited (“Pruco Re”), as part of its risk management and capital management strategies, providing for 100% reinsurance of the Company’s guaranteed minimum withdrawal benefit associated with certain of the Company’s products. Effective April 1, 2016, the Company recaptured the risks related to those guaranteed minimum withdrawal benefits which is also referred to as the "Variable Annuities Recapture" and is managing the risk of the guarantees within the Company.

Fees ceded on this agreement, included in “Realized investment gains (losses), net” on the consolidated financial statements, were $(60,395) thousand as of 2016. Also, the Company received an expense allowance of $62 thousand from Pruco Re in 2016. As of December 31, 2018 and 2017, there were no outstanding balances due from the Company.

There were no derivatives associated with this agreement as of December 31, 2018 and 2017. The change in the fair value of the derivative was a loss of $(29,779) thousand for the year ended December 31, 2016.

In April 2016, the Company received derivatives from Pruco Re, with a book value of $68,426 thousand and market value of $65,676 thousand as part of the Variable Annuities Recapture. The resulting $2,750 thousand difference between book value and market value was recorded in "Realized investments gains (losses), net."

Prudential Insurance

The Company entered into an agreement in 2007 with the State of Connecticut Department of Economic and Community Development, whereby the Company may sell tax credits to other Prudential affiliates. The Company sold tax credits of $0 thousand, $0 thousand and $1,600 thousand in 2018, 2017 and 2016 respectively, to Prudential Insurance. As of December 31, 2018 and 2017, there was no outstanding balance due to the Company.

In 2014, Prudential Financial entered into financing transactions pursuant to which it issued $500,000 thousand of limited recourse notes and, in return, obtained $500,000 thousand of asset-backed notes issued by a designated series of a Delaware master trust. The asset-backed notes mature from 2019 through 2021; however, the maturity date of a portion of the notes may be extended by Prudential Financial for up to three years, subject to conditions. The asset-backed notes were contributed to Prudential Insurance and subsequently contributed to the Company, to finance statutory surplus. These transactions resulted in no net balance sheet impact to the Company since it was in substance an unfunded note receivable from Prudential Financial. The Company, in turn, paid cash dividends totaling $500,000 thousand to Prudential Insurance which resulted in a reduction in the Company’s retained earnings.

At December 31, 2018 and 2017, the interest receivable on the asset-backed notes due the Company from Prudential Financial was $4,235 thousand and $3,221 thousand, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

The master trust’s payment obligations under each of the asset-backed notes are secured by corresponding payment obligations of a third party financial institution and a portfolio of specified assets that have an aggregate value at least equal to the principal amount of the applicable asset-backed notes. The principal amount of each asset-backed note is payable to the Company in cash at any time upon demand by the Company or, if not earlier paid, at maturity. Each of the limited recourse notes obligates Prudential Financial to reimburse the applicable third party financial institution for any principal payments received on the corresponding asset-backed note, but there is no obligation to reimburse any portion of a principal payment that is needed by the Company to pay then current claims to its policyholders. Each limited recourse note bears interest at a rate equal to the rate on the corresponding asset-backed note, plus an amount representing fees payable to the applicable third party financial institution.

Mullin TBG Insurance Agency Services, LLC

In August 2011, the Company entered into a Legacy Business service agreement with Mullin TBG Insurance Agency Services, LLC (“Mullin”) whereby Mullin provides administrative and recordkeeping services to the Company’s nonqualified deferred compensation plans. There were no related charges to the Company for each of the years ended December 31, 2018, 2017 and 2016. As of December 31, 2018 and 2017, there were no outstanding balances due to Mullin.

In June 2012, the Company entered into a Total Retirement Solutions (“TRS”) service agreement with Mullin, whereby Mullin provides administrative and record keeping services to certain joint customers of the Company’s nonqualified deferred compensation plans. The were no related charges to the Company for each of the years ended December 31, 2018, 2017 and 2016. As of December 31, 2018 and 2017, there were no outstanding balances due to Mullin.

Contributed Capital and Dividends

Through 2018, the Company paid a dividend of $115,000 thousand to Prudential Insurance and did not receive any capital contributions. In February 2017, the Company received a capital contribution in the amount of $90,000 thousand from Prudential Insurance and in May of 2017, there was a $90,000 thousand return of capital to Prudential Financial.

14. DEBT
The Company became a member of the FHLBB in December 2009 which allows the Company access to collateralized advances. The Company’s membership in the FHLBB requires the ownership of member stock and borrowings from the FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity of the obligation. As of December 31, 2018, the Company had no advances outstanding under the FHLBB facility.
Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department, the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior year statutory admitted assets or 25% of prior year statutory surplus, resulting in a maximum borrowing capacity for the Company under the FHLBB facility of approximately $241 million as of December 31, 2018.

15. COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company has various commitments related to its investment activities, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparty.

Commercial Mortgage and Other Loan Commitments
	As of December 31,
	2018	2017
	(in thousands)
Total outstanding commercial mortgage and other loan commitments	$132,800	$55,121

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Commitments to Purchase Investments (excluding Commercial Mortgage and Other Loans)
	As of December 31,
	2018	2017
	(in thousands)
Expected to be funded from the general account and other operations outside the separate accounts	$186,501	$361,515
Expected to be funded from the separate accounts	$0	$35,501

Other Guarantees

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2018, the Company has no accrued liability balances associated with all other financial guarantees and indemnity arrangements.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially affected as a result of payments in connection with the matters discussed below or other matters depending, in part, upon the results of operations or cash flows for such period. The Company believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings relating to aspects of the Company's businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time is often inherently uncertain.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Litigation

Rosen v. PRIAC, et al.

In December 2015, a putative class action complaint entitled Richard A. Rosen, on behalf of the Ferguson Enterprises, Inc. 401(k) Retirement Savings Plan and On behalf of All Other Similarly Situated Employee Benefit Plans v. PRIAC, Prudential Bank & Trust, FSB and Prudential Investment Management Services, LLC was filed in the United States District Court, District of Connecticut. The complaint: (i) seeks certification of a class of all ERISA-covered employee pension benefit plans with which Prudential has maintained a contractual relationship based on a group annuity contract or group funding agreement; and (ii) alleges that the defendants breached their fiduciary obligations by accepting revenue sharing payments from investment vehicles in its separate accounts and/or by accepting excessive compensation by crediting rates on stable value accounts that are less than PRIAC’s internal rate of return. In April 2016, plaintiff filed an amended complaint: (i) removing Prudential Investment Management Services, LLC, as a defendant; (ii) withdrawing all claims concerning Stable Value Accounts; and (iii) adding as defendants the employer/sponsor of plaintiff’s retirement plan (Ferguson Enterprises, Inc.), and the investment advisor for plaintiff’s retirement plan (Capital Partners, LLC d/b/a Captrust Financial Advisors). In May 2016, the Muir v. PRIAC case was consolidated with this lawsuit. In June 2016, PRIAC, along with the other named defendants, filed motions to dismiss the amended complaint. In December 2016, the court granted defendants’ motions to dismiss with prejudice. In January 2017, plaintiff filed a Notice of Appeal to the Second Circuit. In March 2017, plaintiff filed a voluntary notice of dismissal with prejudice as to Ferguson Enterprises, Inc. and Capital Partners, LLC d/b/a Captrust Financial Advisors. In October 2017, a three judge panel from the Second Circuit Court of Appeals affirmed the judgment of the district court, and plaintiff subsequently filed a petition for rehearing before the entire Court of Appeals. In December 2017, the Court of Appeals denied plaintiff's request for a rehearing. In March 2018, plaintiff's time to appeal the decision of the Court of Appeals expired. This case is now closed.

Regulatory Matters

Unclaimed Property

In 2011 the New York Attorney General subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, in 2011 the New York Office of Unclaimed Funds commenced an audit of the Company’s compliance with New York’s unclaimed property laws.

Securities Lending and Foreign Tax Reclaim Matter

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor ("DOL"), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.

The DOL’s review of the securities lending matter is closed. Prudential Financial is cooperating with the SEC in its review of the securities lending and foreign tax reclaim matters (which includes a review of the remediation plans) and has entered into discussions with the SEC staff regarding a possible settlement of the securities lending matter that would potentially involve charges under the Investment Advisers Act and financial remedies. Prudential Financial cannot predict the outcome of the discussions with the SEC regarding the foreign tax reclaim matter or the possible settlement of the securities lending matter.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
Notes to Consolidated Financial Statements

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the possibility that the ultimate outcome of all pending litigation and regulatory matters will result in a loss may be reasonably possible, but is not reasonably estimable.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS

(1)
Financial Statements of the subaccounts of PRIAC Variable Contract Account A (Registrant) consisting of the Statements of Net Assets as of the dates presented, and the Statements of Operations and the Statements of Changes in Net Assets for each of the periods presented, and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)

(2)
The Consolidated Financial Statements of Prudential Retirement Insurance and Annuity Company (Depositor) consisting of the Consolidated Statements of Financial Position as of December 31, 2018 and 2017, and the related Consolidated Statements of Operations, of Comprehensive Income, of Stockholder's Equity, and of Cash Flows for each of the three years in the period ended December 31, 2018, appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)

(b)    EXHIBITS

(1)	Resolution of the Board of Directors of Prudential Retirement Insurance and Annuity Company authorizing establishment of the PRIAC Variable Contract Account A. (Note 2)

(2)	N/A

(3)	Distribution Agreement between Prudential Investment Management Services LLC (Underwriter) and Prudential Retirement Insurance and Annuity Company (Depositor). (Note 2)

(4)	(a) Form of the Variable Annuity Contract (Note 2)

(b) Form of Active Life Certificate (Note 2)

(c) Form of Active Life Certificate Rider (Note 6)

(5)	Application form for the Contract (Note 2)

(6)	(a) Articles of Incorporation of Prudential Retirement Insurance and Annuity Company, as amended March 31, 2004. (Note 2)

(b) By-laws of Prudential Retirement Insurance and Annuity Company, as amended June 2006. (Note 4)

(7)	Other material contracts performed in whole or in part after the date the Registration Statement is filed:

(a) Fund Participation and Information Sharing Agreement among Prudential Retirement Insurance and Annuity Company, Advanced Series Trust, AST Investment Services, Inc., and Prudential Investments LLC. (Note 2)

(b) Amendment to Fund Participation and Information Sharing Agreement among Prudential Retirement Insurance and Annuity Company, Advanced Series Trust, AST Investment Services, Inc., and Prudential Investments LLC. (Note 5)

(c) Trust Agreement (Note 2)

(8)	Consent and Opinion of Kathleen P. DeCelie, Vice President and Corporate Counsel, as to legality of the securities being registered. (Note 1)

(9)	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 1)

(10)	N/A

(11)	N/A

(12)
Powers of Attorney for George P. Waldeck, Robert Boyle , Harry A. Dalessio, Elizabeth Marin, Yanela C. Frias, Timothy L. Schmidt, Scott D. Kaplan, Brent Walder , Kathleen J. Keefe and Stanley Lezon. (Note 1)

_________________

Note 1	Filed herewith.
Note 2	Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 3	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement No. 333-139334 filed April 23, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 4	Incorporated by reference to Post-Effective Amendment No. 4 to N-4 Registration Statement No. 333-139334 filed April 27, 2010 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 5	Incorporated by reference to Post-Effective Amendment No. 7 to N-4 Registration Statement No. 333-139334 filed April 12, 2013 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 6	Incorporated by reference to Post-Effective Amendment No. 9 to N-4 Registration Statement No. 333-139334 filed April 11, 2014 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR
The directors and major officers of Prudential Retirement Insurance and Annuity Company are listed below:

Name and Principal Business Address	Position and Offices with Depositor

George P. Waldeck 280 Trumbull Street Hartford, CT 06103	President, Chairman and Director

Robert Boyle 655 Broad Street Newark, NJ 07102	Director, Senior Vice President, and Chief Financial Officer

Harry A. Dalessio 280 Trumbull Street Hartford, CT 06103	Director and Senior Vice President

Yanela C. Frias 655 Broad Street Newark, NJ 07102	Director and Senior Vice President

Timothy L. Schmidt 655 Broad Street Newark, NJ 07102	Director, Senior Vice President and PFI Chief Investment Officer

Elizabeth Marin 1 Corporate Drive Shelton, CT 06484	Director and Assistant Treasurer

Scott D. Kaplan 655 Broad Street Newark, NJ 07102	Director and Vice President

Brent Walder 280 Trumbull Street Hartford, CT 06103	Director, Senior Vice President and Chief Actuary

Kathleen J. Keefe 655 Broad Street Newark, NJ 07102	Director and Senior Vice President

Suzanne Manganiello 200 Wood Avenue South Iselin, NJ 08830	Senior Vice President

Nandini Mongia 751 Broad Street Newark, NJ 07102	Treasurer

Eva S. Brezin 655 Broad Street Newark, NJ 07102	Legal Entity Risk Officer

Name and Principal Business Address	Position and Offices with Depositor
Sara Bonesteel 655 Broad Street Newark, NJ 07102	Vice President and Chief Investment Officer

Stanley Lezon 280 Trumbull Street Hartford, CT 06103	Vice President and Controller

Karen M. Sills 280 Trumbull Street Hartford, CT 06103	Secretary

Charles H. Smith 751 Broad Street Newark, NJ 07102	Vice President and Anti-Money Laundering Officer

Thomas W. Doughty 55 Livingston Avenue Roseland, NJ 07068	Vice President and Chief Information Security Officer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT –
Prudential Retirement Insurance and Annuity Company (“PRIAC”), a corporation organized under the laws of Connecticut, is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company organized under the laws of New Jersey. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (PFI), a New Jersey insurance holding company.
PRIAC may be deemed to control the following separate account which are registered as unit investment trusts under the Investment Company Act of 1940: PRIAC Variable Contract Account A, CIGNA Variable Annuity Separate Account I.
In addition, PRIAC and the Registrant may be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.
The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed February  15 , 201 9 the text of which is hereby incorporated by reference.
ITEM 27. NUMBER OF CONTRACTOWNERS
As of January 31, 201 9 , there were 52 owners of qualified Contracts and 0 owners of non-qualified Contracts offered by the Registrant under this Registration Statement.
ITEM 28. INDEMNIFICATION
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Connecticut, being the state of organization of PRIAC, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Connecticut law permitting indemnification can be found in Sections 33-770 to 33-779 of the Connecticut General Statutes Annotated. The text of PRIAC’s By-law, Article IX, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 6(b).
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)	Prudential Investment Management Services LLC (“PIMS”)
PIMS is distributor and principal underwriter for the PGIM family of funds.
PIMS is also distributor of the following other investment companies: Prudential’s Gibraltar Fund, Inc.; The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; The Prudential Variable Contract GI-2; The Prudential Discovery Premier Group Variable Contract Account; The Prudential Discovery Select Group Variable Contract Account; and PRIAC Variable Contract Account A.

(b)	Information concerning the officers and directors of PIMS is set forth below.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER

Adam Scaramella 213 Washington Street Newark, NJ 07102	President

James V. Gemus 80 Livingston Avenue Roseland, NJ 07068	Executive Vice President

Susan E. Unvarsky 30 Ed Preate Drive Moosic, PA 18507	Executive Vice President

Gary F. Neubeck	Executive Vice President

Stuart S. Parker	Executive Vice President

Peter J. Boland	Senior Vice President and Chief Administrative Officer

John N. Christolini 280 Trumbull Street Hartford, CT 06103	Senior Vice President and Co-Chief Compliance Officer

Mark R. Hastings	Senior Vice President and Chief Compliance Officer

Francine B. Boucher 213 Washington Street Newark, NJ 07102	Senior Vice President, Secretary and Chief Legal Officer

Elizabeth Marin 1 Corporate Drive Shelton, CT 06484	Treasurer

Peter Puzio 280 Trumbull Street Hartford, CT 06103	Senior Vice President and Co-Chief Operations Officer

Hansjerg P. Schlenker	Senior Vice President and Chief Operations Officer

Charles H. Smith 751 Broad Street Newark, NJ 07102	Vice President and Anti-Money Laundering Officer

Robert P. Smit 100 Mulberry Street Gateway Center Three Newark, NJ 07102	Senior Vice President, Assistant Treasurer, Chief Financial Officer and Controller
_________________

*	The address of each person named is 655 Broad Street, Newark, NJ 07102, unless otherwise noted.

(c)
Commissions received by PIMS during the last fiscal year with respect to the Prudential Retirement Security Annuity IV issued through the registrant separate account. No commissions were received by PIMS during the last fiscal year with respect to the Prudential Retirement Security Annuity.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation

Prudential Investment Management Services LLC	$10,076	$-0-	$-0-	$-0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through PRIAC at the following addresses:
Prudential Retirement Insurance and Annuity Company
280 Trumbull Street
Hartford, CT 06103
The Prudential Insurance Company of America
and PGIM, Inc.
655 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America
and PGIM, Inc.
751 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America
and PGIM, Inc.
Gateway Buildings Two, Three and Four
100 Mulberry Street
Newark, NJ 07102
The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102
The Prudential Insurance Company of America
c/o PGIM Investments
30 Scranton Office Park
Scranton, PA 18507
The Prudential Insurance Company of America
200 Wood Avenue South
Iselin, NJ 08830
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
ITEM 31. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A or Part B of the Registration Statement under which management-related services are provided to the Registrant—Not Applicable.

ITEM 32. UNDERTAKINGS

(a)
Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Prudential Retirement Insurance and Annuity Company hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Retirement Insurance and Annuity Company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, PRIAC Variable Contract Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 18 th day of April, 201 9 .

PRIAC VARIABLE CONTRACT ACCOUNT A (Registrant)

BY:	/s/ Douglas S. McIntosh
DOUGLAS S. MCINTOSH VICE PRESIDENT, PRODUCT DEVELOPMENT, PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
(Depositor)

BY:	/s/ Douglas S. McIntosh
DOUGLAS S. MCINTOSH VICE PRESIDENT, PRODUCT DEVELOPMENT, PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE AND TITLE
*
GEORGE P. WALDECK
DIRECTOR AND PRESIDENT
*
ROBERT BOYLE
DIRECTOR AND CHIEF FINANCIAL OFFICER
*
HARRY A. DALESSIO
DIRECTOR
*
ELIZABETH MARIN
DIRECTOR AND ASSISTANT TREASURER
*
YANELA C. FRIAS
DIRECTOR
*
TIMOTHY L. SCHMIDT
DIRECTOR
*
SCOTT D. KAPLAN
DIRECTOR

SIGNATURE AND TITLE
*
BRENT WALDER
DIRECTOR
*
KATHLEEN J. KEEFE
DIRECTOR
*
STANLEY LEZON
CONTROLLER

*BY:	/s/ Kathleen P. DeCelie
KATHLEEN P. DECELIE
(ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit No.	Description

8	Consent and Opinion of Kathleen P. DeCelie, Vice President and Corporate Counsel, as to the legality of the securities being registered.

9	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

12	Powers of Attorney for George P. Waldeck, Robert Boyle, Harry A. Dalessio, Elizabeth Marin, Yanela C. Frias, Timothy L. Schmidt, Scott D. Kaplan, Brent Walder, Kathleen J. Keefe and Stanley Lezon.